UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

November 30, 2018

Emerging Markets Fund
Investor Class (TWMIX)
I Class (AMKIX)
Y Class (AEYMX)
A Class (AEMMX)
C Class (ACECX)
R Class (AEMRX)
R5 Class (AEGMX)
R6 Class (AEDMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Global Growth Divergence Drives Disparity in Stock Returns

The synchronization of global economic growth, which helped deliver robust gains for global stocks in 2017, unraveled as the 12-month period unfolded. The U.S. economy continued to expand at a healthy pace, but other regions experienced notable slowdowns. Similarly, stocks advanced in the U.S. but generally declined elsewhere.

In Europe, the threat of global tariffs from the U.S. dampened business sentiment and corporate earnings growth. In addition, uncertainties surrounding Brexit negotiations, Italy’s fiscal woes, and civil unrest in France weighed on economic and earnings growth outlooks and stock performance. Meanwhile, Japan’s economy contracted late in the period, largely due to the effects of several natural disasters, which curtailed personal and business spending. Global trade tensions also pressured Japan’s growth outlook.

After starting strong, emerging markets stocks quickly reversed course. The key culprits included rising U.S. interest rates, U.S.-China tariffs, and global trade-policy uncertainty. In addition, a strong U.S. dollar, falling oil prices, and several country-specific events weighed on the asset class. Late in the period, prospects for a tariff truce between the U.S. and China, along with dovish comments from the Federal Reserve, sparked a November rally among emerging markets stocks.

Overall, U.S. stocks, as measured by the S&P 500 Index, returned 6.27% for the 12 months. Non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, declined 7.94%. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 9.09%.

Looking ahead, investors face a backdrop of uneven global growth, heightened market volatility, and lingering geopolitical uncertainties. But it’s often these challenging markets that produce the most compelling investment opportunities. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	-14.57%	3.12%	9.59%	—	9/30/97
MCSI Emerging Markets Index	—	-9.09%	1.90%	9.12%	—	—
I Class	AMKIX	-14.35%	3.34%	9.83%	—	1/28/99
Y Class	AEYMX	-14.23%	—	—	4.87%	4/10/17
A Class	AEMMX					5/12/99
No sales charge		-14.80%	2.87%	9.35%	—
With sales charge		-19.73%	1.66%	8.70%	—
C Class	ACECX	-15.39%	2.12%	8.53%	—	12/18/01
R Class	AEMRX	-14.97%	2.61%	9.07%	—	9/28/07
R5 Class	AEGMX	-14.33%	—	—	4.76%	4/10/17
R6 Class	AEDMX	-14.28%	3.49%	—	4.65%	7/26/13

Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $25,005

MSCI Emerging Markets Index — $23,953

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.26%	1.06%	0.91%	1.51%	2.26%	1.76%	1.06%	0.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary

Emerging Markets returned -14.57%* for the 12 months ended November 30, 2018. The portfolio’s benchmark, the MSCI Emerging Markets Index, returned -9.09% for the same period.
The fund underperformed its benchmark during the period, primarily due to negative stock selection in the information technology sector, as well as stock selection and an underweight in financials for most of the year. Conversely, holdings in the consumer discretionary sector had a positive relative impact. Regionally, stock selection in China and Taiwan weighed on relative performance, while stock selection and an underweight in South Africa aided results.
Information Technology Holdings Detracted
Holdings in the information technology sector were the primary drivers of the fund’s underperformance over the 12-month period, where notable detractors included flexible printed circuit manufacturer Career Technology MFG, optical components manufacturer Sunny Optical Technology Group, and communications equipment manufacturer Yangtze Optical Fibre and Cable Joint Stock.
Asian equities suffered a brutal sell-off earlier this year amid negative headlines on deteriorating U.S.-China trade negotiations, a spike in global yields, and a strong U.S. dollar. Shares of Taiwan-based Career Technology MFG fell during the period due primarily to sluggish new product sales from Apple (sales of Apple’s newest phones have been lower than expected) coupled with intensifying competition. Sunny Optical Technology Group’s stock price declined after reporting disappointing midyear results. The China-based company’s net profit margin declined on decreased gross profit margins of handset camera modules and lower vehicle lens shipments. Increased competition also weighed on investor sentiment. China-based Yangtze Optical Fibre and Cable Joint Stock also posted negative results. The company’s share price corrected mainly due to uncertainty on 5G network build-out as Chinese telecommunication operators scaled down their capital expenditure spending. Uncertainty surrounding demand and fiber prices put additional pressure on the stock.
The fund’s underperformance in the financials sector was driven primarily by South Korea-based Hana Financial Group. Despite posting strong earnings results, Hana Financial Group’s stock price declined on uncertain macroeconomic indicators, including rising global interest rates. Additionally, the fund’s lack of exposure to Qatar National Bank and Banco Bradesco in Brazil weighed on relative results.
Investments in the Consumer Discretionary Sector Contributed
The fund’s consumer discretionary holdings aided relative results, led by retailer Magazine Luiza, textile manufacturer Shenzhou International Group Holdings, and multibrand hotel operator Huazhu Group. Magazine Luiza rallied on solid results driven by robust top-line growth. The company’s stock price was also supported by accelerated growth in online volume. Rising consumption in China and a consumer shift to foreign brands supported stock gains for Shenzhou International Group. Other positives for the stock included an acceleration in revenue growth due to

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

market share gains, cost savings from new fabric and garment facilities, and margin improvement through automation. Huazhu Group, formerly known as China Lodging Group, rallied after exceeding expectations for revenue and earnings growth.

On an individual stock basis, Russian independent gas producer Novatek and China-based CNOOC, which engages in the exploration, development, production, and sale of crude oil, natural gas, and other petroleum products, boosted relative performance. Novatek benefited from ramped-up production driven by the launch of several major projects this year. Meanwhile, rising oil prices combined with better-than-expected production in China, volume growth driven by overseas projects, and cost control measures supported shares of oil producer CNOOC.

Other notable contributors included India-based HDFC Bank, Indonesia-based Bank Rakyat Indonesia Parsero, and South Africa-based Capitec Bank Holdings. HDFC showed steady performance with stable asset quality and strong profit and loan growth, while Bank Rakyat benefited from steady microloan growth, cost efficiencies, and expected lower provisions. Capitec’s profits jumped as the bank continues to consistently gain active clients.
Outlook
We continue to believe the long-term case for emerging markets stocks remains strong. The recent cooling of expectations for future U.S. interest rate hikes and de-escalation of trade tensions between the U.S. and China are expected to provide support for emerging markets stock prices.
The fund continues to invest in companies where fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.
Geographically, we remain overweight Brazil. We believe the 2018 elections provided a meaningful change in the direction of the country’s macroeconomic policy. Moving forward, we expect the Brazilian economy to accelerate without excessive inflation pressure and are positioned primarily in the private sector to benefit from the expected recovery in domestic demand.
Although we reduced our exposure to China, the country remains an important position on an absolute basis. We expect continued fiscal stimulus measures such as tax cuts and infrastructure spending to support a recovery in China’s economic growth, and as such, are positioned in the domestic market to benefit from rising household consumption.
Consumer discretionary is the largest relative sector position as of period-end. While we reduced our exposure during the period, we remain positive on companies positioned for strengthening consumer demand for luxury, education, and higher standard of living purchases. We continue to maintain our energy underweight as we see few names that fit our investment process. Our holdings in the sector represent companies that have earnings catalysts outside commodity prices.
Finally, we meaningfully increased our financials position over the last year, shifting from a relative underweight to an overweight versus the benchmark. We are finding opportunities in banks and diversified financial services firms positioned to benefit from the increasing demand for banking, investment, and insurance services, which remain at low penetration levels relative to developed markets.

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Tencent Holdings Ltd.	5.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.6%
Alibaba Group Holding Ltd. ADR	4.5%
Samsung Electronics Co. Ltd.	3.7%
CNOOC Ltd.	2.7%
Novatek PJSC GDR	2.2%
China Construction Bank Corp., H Shares	2.1%
HDFC Bank Ltd.	2.0%
Naspers Ltd., N Shares	2.0%
Industrial & Commercial Bank of China Ltd., H Shares	2.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
China	29.1%
South Korea	13.7%
Taiwan	10.2%
India	10.1%
Brazil	8.3%
South Africa	4.5%
Russia	4.3%
Indonesia	3.4%
Mexico	3.2%
Thailand	3.0%
Other Countries	9.7%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$856.90	$5.82	1.25%
I Class	$1,000	$858.10	$4.89	1.05%
Y Class	$1,000	$858.40	$4.19	0.90%
A Class	$1,000	$856.00	$6.98	1.50%
C Class	$1,000	$852.90	$10.45	2.25%
R Class	$1,000	$855.00	$8.14	1.75%
R5 Class	$1,000	$858.20	$4.89	1.05%
R6 Class	$1,000	$858.20	$4.19	0.90%
Hypothetical
Investor Class	$1,000	$1,018.80	$6.33	1.25%
I Class	$1,000	$1,019.80	$5.32	1.05%
Y Class	$1,000	$1,020.56	$4.56	0.90%
A Class	$1,000	$1,017.55	$7.59	1.50%
C Class	$1,000	$1,013.79	$11.36	2.25%
R Class	$1,000	$1,016.30	$8.85	1.75%
R5 Class	$1,000	$1,019.80	$5.32	1.05%
R6 Class	$1,000	$1,020.56	$4.56	0.90%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 99.5%
Brazil — 8.3%
Ambev SA ADR	1,278,613	$5,459,678
B3 SA - Brasil Bolsa Balcao	2,806,900	20,469,247
Duratex SA	2,122,700	6,718,864
Itau Unibanco Holding SA ADR	4,331,523	40,413,110
Localiza Rent a Car SA	3,057,300	21,275,393
Lojas Renner SA	2,363,600	23,898,826
Magazine Luiza SA	693,100	29,507,384
Pagseguro Digital Ltd., Class A(1)	680,323	16,327,752
Vale SA ADR	1,525,062	20,893,349
		184,963,603
China — 29.1%
Alibaba Group Holding Ltd. ADR(1)	621,069	99,905,159
Anhui Conch Cement Co. Ltd., H Shares	5,098,500	26,613,384
Baozun, Inc. ADR(1)	351,634	12,402,131
Brilliance China Automotive Holdings Ltd.	12,702,000	11,321,857
China Construction Bank Corp., H Shares	54,801,000	46,861,740
China Gas Holdings Ltd.	4,351,600	14,983,012
China Resources Beer Holdings Co. Ltd.	7,178,000	24,307,807
CNOOC Ltd.	36,345,000	61,308,473
Geely Automobile Holdings Ltd.	6,162,000	12,129,385
Haier Electronics Group Co. Ltd.(1)	4,186,000	9,746,045
Huazhu Group Ltd. ADR	409,982	12,930,832
Industrial & Commercial Bank of China Ltd., H Shares	61,285,645	43,674,905
KWG Group Holdings Ltd.	20,377,000	18,122,701
New Oriental Education & Technology Group, Inc. ADR(1)	354,815	20,281,225
Ping An Insurance Group Co. of China Ltd., H Shares	4,103,500	39,818,049
Shenzhou International Group Holdings Ltd.	2,988,000	36,403,521
Sunny Optical Technology Group Co. Ltd.	1,085,600	10,574,436
TAL Education Group ADR(1)	727,774	20,428,616
Tencent Holdings Ltd.	2,978,100	119,455,108
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H Shares	3,875,000	10,505,614
		651,774,000
Czech Republic — 1.0%
Moneta Money Bank AS	6,485,383	22,343,583
Egypt — 0.6%
Commercial International Bank Egypt S.A.E.	1,772,166	7,382,541
Commercial International Bank Egypt S.A.E. GDR	1,344,881	5,707,969
		13,090,510
Hungary — 1.6%
OTP Bank Nyrt	928,260	37,157,610

	Shares	Value
India — 10.1%
Ashok Leyland Ltd.	8,914,168	$14,377,913
Balkrishna Industries Ltd.	1,093,382	15,075,679
Bata India Ltd.	899,355	13,509,270
Bharat Financial Inclusion Ltd.(1)	1,725,979	25,348,318
Future Retail Ltd.(1)	2,117,692	15,984,864
Godrej Consumer Products Ltd.	3,090,145	33,286,372
HDFC Bank Ltd.	1,480,753	45,180,431
Jubilant Foodworks Ltd.	601,962	10,905,008
Larsen & Toubro Ltd.	1,544,494	31,756,872
Tata Consultancy Services Ltd.	731,236	20,639,843
		226,064,570
Indonesia — 3.4%
Bank Rakyat Indonesia Persero Tbk PT	153,037,300	38,913,865
Telekomunikasi Indonesia Persero Tbk PT	94,525,200	24,435,594
United Tractors Tbk PT	6,693,300	12,882,775
		76,232,234
Malaysia — 0.7%
CIMB Group Holdings Bhd	10,983,715	15,157,608
Mexico — 3.2%
America Movil SAB de CV, Class L ADR	1,590,846	21,396,879
Grupo Aeroportuario del Centro Norte SAB de CV	1,770,917	7,928,940
Mexichem SAB de CV	6,920,762	16,151,136
Wal-Mart de Mexico SAB de CV	10,651,408	26,385,506
		71,862,461
Peru — 1.2%
Credicorp Ltd.	119,977	26,309,756
Philippines — 1.1%
Ayala Land, Inc.	30,099,800	23,958,546
Russia — 4.3%
Novatek PJSC GDR	289,907	49,523,797
Sberbank of Russia PJSC ADR (London)	1,761,672	20,906,028
Yandex NV, A Shares(1)	849,422	25,057,949
		95,487,774
South Africa — 4.5%
Capitec Bank Holdings Ltd.	332,868	26,428,668
Discovery Ltd.	1,386,093	15,466,366
Foschini Group Ltd. (The)	1,172,446	14,864,769
Naspers Ltd., N Shares	224,033	45,006,617
		101,766,420
South Korea — 13.7%
CJ Logistics Corp.(1)	175,474	24,969,104
Cosmax, Inc.	161,493	19,697,422
Doosan Infracore Co. Ltd.(1)	2,846,717	21,682,468
Fila Korea Ltd.	795,539	36,138,818
Hana Financial Group, Inc.	569,402	19,164,415
Hotel Shilla Co. Ltd.	169,346	13,037,655

	Shares	Value
Hyundai Heavy Industries Co. Ltd.(1)	243,839	$28,879,750
Medy-Tox, Inc.	25,968	13,072,983
Orion Corp/Republic of Korea	169,558	16,878,802
POSCO Chemtech Co. Ltd.	262,120	15,927,389
Samsung Electro-Mechanics Co. Ltd.	134,114	14,524,782
Samsung Electronics Co. Ltd.	2,184,207	82,003,295
		305,976,883
Taiwan — 10.2%
Career Technology MFG. Co. Ltd.	9,217,000	9,093,293
Chailease Holding Co. Ltd.	8,561,880	26,686,965
Chroma ATE, Inc.	2,486,000	9,692,135
Globalwafers Co. Ltd.	1,423,000	16,861,913
Powertech Technology, Inc.	2,030,000	4,758,605
President Chain Store Corp.	2,823,000	29,248,400
Taiwan Cement Corp.	26,173,300	29,453,882
Taiwan Semiconductor Manufacturing Co. Ltd.	13,982,939	102,219,620
		228,014,813
Thailand — 3.0%
Airports of Thailand PCL	7,873,600	15,431,830
CP ALL PCL	5,923,900	12,275,834
Kasikornbank PCL	1,222,800	7,214,568
Kasikornbank PCL NVDR	2,520,300	14,871,545
Minor International PCL	14,960,900	16,557,837
		66,351,614
Turkey — 1.1%
BIM Birlesik Magazalar AS	879,731	14,267,794
Ford Otomotiv Sanayi AS	980,439	10,144,073
		24,411,867
United Arab Emirates — 1.1%
First Abu Dhabi Bank PJSC	6,616,881	24,515,658
United Kingdom — 1.3%
NMC Health plc	705,685	29,810,679
TOTAL COMMON STOCKS (Cost $2,251,406,552)		2,225,250,189
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $3,703,953), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $3,631,752)		3,631,147
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $828,387), at 1.05%, dated 11/30/18, due 12/3/18 (Delivery value $808,071)		808,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	34,035	34,035
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,473,182)		4,473,182
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $2,255,879,734)		2,229,723,371
OTHER ASSETS AND LIABILITIES — 0.3%		7,061,407
TOTAL NET ASSETS — 100.0%		$2,236,784,778

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	25.5%
Consumer Discretionary	18.7%
Information Technology	13.3%
Communication Services	10.5%
Consumer Staples	8.9%
Industrials	7.5%
Energy	5.5%
Materials	5.1%
Health Care	1.9%
Real Estate	1.9%
Utilities	0.7%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $2,255,879,734)	$2,229,723,371
Foreign currency holdings, at value (cost of $915,336)	915,789
Receivable for investments sold	4,225,025
Receivable for capital shares sold	8,783,845
Dividends and interest receivable	873,113
Other assets	29,015
2,244,550,158

Liabilities
Payable for capital shares redeemed	5,654,249
Accrued management fees	2,067,922
Distribution and service fees payable	43,209
7,765,380

Net Assets	$2,236,784,778

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,395,880,252
Distributable earnings	(159,095,474)
$2,236,784,778

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$980,764,991	96,289,173	$10.19
I Class, $0.01 Par Value	$897,336,216	85,809,876	$10.46
Y Class, $0.01 Par Value	$4,724,364	450,242	$10.49
A Class, $0.01 Par Value	$72,711,196	7,408,397	$9.81*
C Class, $0.01 Par Value	$31,871,096	3,567,274	$8.93
R Class, $0.01 Par Value	$5,825,440	591,250	$9.85
R5 Class, $0.01 Par Value	$4,520,814	431,923	$10.47
R6 Class, $0.01 Par Value	$239,030,661	22,818,673	$10.48
*Maximum offering price $10.41 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,618,677)	$43,272,600
Interest	617,315
43,889,915

Expenses:
Management fees	27,396,351
Distribution and service fees:
A Class	184,669
C Class	353,416
R Class	30,484
Directors' fees and expenses	63,166
Other expenses	30,812
28,058,898
Fees waived(1)	(2,372,370)
25,686,528

Net investment income (loss)	18,203,387

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $360,205)	(143,552,774)
Foreign currency translation transactions	(2,347,383)
(145,900,157)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $2,982,829)	(316,427,752)
Translation of assets and liabilities in foreign currencies	(18,070)
(316,445,822)

Net realized and unrealized gain (loss)	(462,345,979)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(444,142,592)

(1)	Amount consists of $1,260,678, $824,771, $90, $83,433, $38,072, $6,896, $2,497 and $155,933 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$18,203,387	$2,216,425
Net realized gain (loss)	(145,900,157)	81,483,504
Change in net unrealized appreciation (depreciation)	(316,445,822)	206,829,821
Net increase (decrease) in net assets resulting from operations	(444,142,592)	290,529,750

Distributions to Shareholders
From earnings:
Investor Class	(8,646,208)	(1,705,705)
I Class	(7,994,063)	(210,725)
Y Class	(1,759)	—
A Class	(390,371)	(23,887)
C Class	(207,089)	—
R Class	(30,409)	—
R5 Class	(41,149)	—
R6 Class	(1,815,971)	(256,448)
Decrease in net assets from distributions	(19,127,019)	(2,196,765)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,127,728,674	696,574,962

Redemption Fees
Increase in net assets from redemption fees	—	114,873

Net increase (decrease) in net assets	664,459,063	985,022,820

Net Assets
Beginning of period	1,572,325,715	587,302,895
End of period	$2,236,784,778	$1,572,325,715

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 8% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From December 1, 2017 through March 31, 2018, the rate of the fee was determined by applying a fee rate calculation formula. This formula took into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also included the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranged from 1.250% to 1.850% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranged from 1.050% to 1.650% for the I Class and R5 Class and 0.900% to 1.500% for the Y Class and R6 Class. From December 1, 2017 through March 31, 2018, the investment advisor agreed to waive 0.350% of the fund’s management fee. Effective April 1, 2018, the stepped annual management fee schedule and the waiver were terminated. The annual management fee is 1.25% for the Investor Class, A Class, C Class and R Class, 1.05% for the I Class and R5 Class and 0.90% for the Y Class and R6 Class.

The effective annual management fee before and after waiver for each class for the period ended November 30, 2018 are as follows:

	Effective Annual Management Fee
	Before Waiver	After Waiver
Investor Class	1.29%	1.18%
I Class	1.09%	0.98%
Y Class	0.94%	0.83%
A Class	1.29%	1.18%
C Class	1.29%	1.18%
R Class	1.29%	1.18%
R5 Class	1.09%	0.98%
R6 Class	0.94%	0.83%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $993,456 and $27,274, respectively. The effect of interfund transactions on the Statement of Operations was $(13,926) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $1,970,993,096 and $808,419,511, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,150,000,000		500,000,000
Sold	64,760,949	$771,018,077	51,102,270	$545,843,887
Issued in reinvestment of distributions	651,370	8,389,638	170,927	1,625,512
Redeemed	(42,737,959)	(476,726,066)	(32,531,459)	(341,641,540)
	22,674,360	302,681,649	18,741,738	205,827,859
I Class/Shares Authorized	1,100,000,000		210,000,000
Sold	84,346,072	1,028,660,971	40,142,662	459,185,069
Issued in reinvestment of distributions	520,633	6,877,558	21,610	210,697
Redeemed	(40,057,350)	(447,621,773)	(3,375,540)	(38,606,224)
	44,809,355	587,916,756	36,788,732	420,789,542
Y Class/Shares Authorized	25,000,000		50,000,000
Sold	484,086	5,451,640	511	5,000
Issued in reinvestment of distributions	133	1,759	—	—
Redeemed	(34,488)	(368,913)	—	—
	449,731	5,084,486	511	5,000
A Class/Shares Authorized	80,000,000		50,000,000
Sold	5,501,637	61,911,723	5,641,981	58,277,889
Issued in reinvestment of distributions	27,068	336,722	2,219	20,367
Redeemed	(3,444,674)	(38,074,936)	(4,890,160)	(47,362,727)
	2,084,031	24,173,509	754,040	10,935,529
C Class/Shares Authorized	45,000,000		30,000,000
Sold	2,206,474	23,600,751	1,827,106	17,797,424
Issued in reinvestment of distributions	15,833	180,175	—	—
Redeemed	(1,007,861)	(9,742,868)	(239,477)	(2,152,216)
	1,214,446	14,038,058	1,587,629	15,645,208
R Class/Shares Authorized	30,000,000		30,000,000
Sold	492,151	5,468,250	296,970	3,157,947
Issued in reinvestment of distributions	2,430	30,398	—	—
Redeemed	(316,573)	(3,426,412)	(164,675)	(1,695,228)
	178,008	2,072,236	132,295	1,462,719
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	590,313	7,280,374	3,703	44,866
Issued in reinvestment of distributions	3,113	41,149	—	—
Redeemed	(165,206)	(1,808,015)	—	—
	428,220	5,513,508	3,703	44,866
R6 Class/Shares Authorized	190,000,000		50,000,000
Sold	19,923,599	239,430,383	5,856,775	66,206,392
Issued in reinvestment of distributions	136,929	1,810,200	26,302	256,448
Redeemed	(4,736,641)	(54,992,111)	(2,255,306)	(24,598,601)
	15,323,887	186,248,472	3,627,771	41,864,239
Net increase (decrease)	87,162,038	$1,127,728,674	61,636,419	$696,574,962

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class and R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$83,093,889	$101,869,714	—
China	165,947,963	485,826,037	—
Mexico	21,396,879	50,465,582	—
Peru	26,309,756	—	—
Russia	25,057,949	70,429,825	—
Other Countries	—	1,194,852,595	—
Temporary Cash Investments	34,035	4,439,147	—
	$321,840,471	$1,907,882,900	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a fund that is more widely diversified.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$7,757,413	$2,196,765
Long-term capital gains	$11,369,606	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,263,644,486
Gross tax appreciation of investments	$183,725,096
Gross tax depreciation of investments	(217,646,211)
Net tax appreciation (depreciation) of investments	(33,921,115)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(11,334)
Net tax appreciation (depreciation)	$(33,932,449)
Undistributed ordinary income	$13,038,877
Accumulated short-term capital losses	$(138,201,902)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$12.00	0.08	(1.80)	(1.72)	(0.03)	(0.06)	(0.09)	$10.19	(14.57)%	1.18%	1.29%	0.71%	0.60%	36%	$980,765
2017	$8.57	0.02	3.44	3.46	(0.03)	—	(0.03)	$12.00	40.46%	1.18%	1.50%	0.19%	(0.13)%	47%	$883,436
2016	$8.10	0.02	0.46	0.48	(0.01)	—	(0.01)	$8.57	5.95%	1.38%	1.63%	0.30%	0.05%	59%	$470,280
2015	$9.00	0.03	(0.92)	(0.89)	(0.01)	—	(0.01)	$8.10	(9.93)%	1.43%	1.68%	0.30%	0.05%	58%	$399,694
2014	$8.87	0.03	0.13	0.16	(0.03)	—	(0.03)	$9.00	1.84%	1.45%	1.70%	0.29%	0.04%	74%	$393,357
I Class
2018	$12.32	0.11	(1.85)	(1.74)	(0.06)	(0.06)	(0.12)	$10.46	(14.35)%	0.98%	1.09%	0.91%	0.80%	36%	$897,336
2017	$8.79	0.04	3.54	3.58	(0.05)	—	(0.05)	$12.32	40.86%	0.94%	1.26%	0.43%	0.11%	47%	$505,000
2016	$8.31	0.04	0.47	0.51	(0.03)	—	(0.03)	$8.79	6.13%	1.18%	1.43%	0.50%	0.25%	59%	$37,036
2015	$9.24	0.02	(0.93)	(0.91)	(0.02)	—	(0.02)	$8.31	(9.83)%	1.23%	1.48%	0.50%	0.25%	58%	$4,797
2014	$9.09	0.05	0.14	0.19	(0.04)	—	(0.04)	$9.24	2.07%	1.25%	1.50%	0.49%	0.24%	74%	$16,300
Y Class
2018	$12.34	0.08	(1.81)	(1.73)	(0.06)	(0.06)	(0.12)	$10.49	(14.23)%	0.83%	0.94%	1.06%	0.95%	36%	$4,724
2017(3)	$9.79	0.07	2.48	2.55	—	—	—	$12.34	26.05%	0.77%(4)	1.12%(4)	0.91%(4)	0.56%(4)	47%(5)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$11.57	0.05	(1.75)	(1.70)	—	(0.06)	(0.06)	$9.81	(14.80)%	1.43%	1.54%	0.46%	0.35%	36%	$72,711
2017	$8.26	—(6)	3.32	3.32	(0.01)	—	(0.01)	$11.57	40.16%	1.43%	1.75%	(0.06)%	(0.38)%	47%	$61,586
2016	$7.82	0.01	0.43	0.44	—	—	—	$8.26	5.63%	1.63%	1.88%	0.05%	(0.20)%	59%	$37,743
2015	$8.70	0.01	(0.89)	(0.88)	—	—	—	$7.82	(10.11)%	1.68%	1.93%	0.05%	(0.20)%	58%	$25,632
2014	$8.59	0.01	0.12	0.13	(0.02)	—	(0.02)	$8.70	1.59%	1.70%	1.95%	0.04%	(0.21)%	74%	$9,278
C Class
2018	$10.61	(0.03)	(1.59)	(1.62)	—	(0.06)	(0.06)	$8.93	(15.39)%	2.18%	2.29%	(0.29)%	(0.40)%	36%	$31,871
2017	$7.63	(0.08)	3.06	2.98	—	—	—	$10.61	39.06%	2.16%	2.48%	(0.79)%	(1.11)%	47%	$24,972
2016	$7.28	(0.05)	0.40	0.35	—	—	—	$7.63	4.81%	2.38%	2.63%	(0.70)%	(0.95)%	59%	$5,840
2015	$8.15	(0.05)	(0.82)	(0.87)	—	—	—	$7.28	(10.67)%	2.43%	2.68%	(0.70)%	(0.95)%	58%	$3,149
2014	$8.09	(0.06)	0.13	0.07	(0.01)	—	(0.01)	$8.15	0.82%	2.45%	2.70%	(0.71)%	(0.96)%	74%	$3,129

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2018	$11.64	0.02	(1.75)	(1.73)	—	(0.06)	(0.06)	$9.85	(14.97)%	1.68%	1.79%	0.21%	0.10%	36%	$5,825
2017	$8.33	(0.02)	3.33	3.31	—	—	—	$11.64	39.74%	1.68%	2.00%	(0.31)%	(0.63)%	47%	$4,811
2016	$7.90	(0.02)	0.45	0.43	—	—	—	$8.33	5.44%	1.88%	2.13%	(0.20)%	(0.45)%	59%	$2,340
2015	$8.82	(0.02)	(0.90)	(0.92)	—	—	—	$7.90	(10.43)%	1.93%	2.18%	(0.20)%	(0.45)%	58%	$1,425
2014	$8.72	(0.02)	0.14	0.12	(0.02)	—	(0.02)	$8.82	1.38%	1.95%	2.20%	(0.21)%	(0.46)%	74%	$1,712
R5 Class
2018	$12.32	0.12	(1.86)	(1.74)	(0.05)	(0.06)	(0.11)	$10.47	(14.33)%	0.98%	1.09%	0.91%	0.80%	36%	$4,521
2017(3)	$9.78	0.03	2.51	2.54	—	—	—	$12.32	25.97%	0.92%(4)	1.27%(4)	0.78%(4)	0.43%(4)	47%(5)	$46
R6 Class
2018	$12.34	0.12	(1.84)	(1.72)	(0.08)	(0.06)	(0.14)	$10.48	(14.28)%	0.83%	0.94%	1.06%	0.95%	36%	$239,031
2017	$8.81	0.06	3.53	3.59	(0.06)	—	(0.06)	$12.34	40.98%	0.83%	1.15%	0.54%	0.22%	47%	$92,470
2016	$8.33	0.06	0.46	0.52	(0.04)	—	(0.04)	$8.81	6.27%	1.03%	1.28%	0.65%	0.40%	59%	$34,065
2015	$9.25	0.07	(0.95)	(0.88)	(0.04)	—	(0.04)	$8.33	(9.58)%	1.08%	1.33%	0.65%	0.40%	58%	$24,965
2014	$9.09	—(6)	0.20	0.20	(0.04)	—	(0.04)	$9.25	2.23%	1.10%	1.35%	0.64%	0.39%	74%	$15,174

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through November 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

The fund hereby designates $11,369,606, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $48,471,629 and foreign taxes paid of $5,564,788, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.2230 and $0.0256, respectively.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91030 1901

Annual Report

November 30, 2018

Emerging Markets Small Cap Fund
Investor Class (AECVX)
I Class (AECSX)
A Class (AECLX)
C Class (AECHX)
R Class (AECMX)
R6 Class (AECTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Global Growth Divergence Drives Disparity in Stock Returns

The synchronization of global economic growth, which helped deliver robust gains for global stocks in 2017, unraveled as the 12-month period unfolded. The U.S. economy continued to expand at a healthy pace, but other regions experienced notable slowdowns. Similarly, stocks advanced in the U.S. but generally declined elsewhere.

In Europe, the threat of global tariffs from the U.S. dampened business sentiment and corporate earnings growth. In addition, uncertainties surrounding Brexit negotiations, Italy’s fiscal woes, and civil unrest in France weighed on economic and earnings growth outlooks and stock performance. Meanwhile, Japan’s economy contracted late in the period, largely due to the effects of several natural disasters, which curtailed personal and business spending. Global trade tensions also pressured Japan’s growth outlook.

After starting strong, emerging markets stocks quickly reversed course. The key culprits included rising U.S. interest rates, U.S.-China tariffs, and global trade-policy uncertainty. In addition, a strong U.S. dollar, falling oil prices, and several country-specific events weighed on the asset class. Late in the period, prospects for a tariff truce between the U.S. and China, along with dovish comments from the Federal Reserve, sparked a November rally among emerging markets stocks.

Overall, U.S. stocks, as measured by the S&P 500 Index, returned 6.27% for the 12 months. Non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, declined 7.94%. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 9.09%.

Looking ahead, investors face a backdrop of uneven global growth, heightened market volatility, and lingering geopolitical uncertainties. But it’s often these challenging markets that produce the most compelling investment opportunities. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AECVX	-13.59%	6.81%	4/7/16
MSCI Emerging Markets Small Cap Index	—	-14.20%	4.79%	—
I Class	AECSX	-13.39%	7.04%	4/7/16
A Class	AECLX			4/7/16
No sales charge		-13.82%	6.54%
With sales charge		-18.77%	4.18%
C Class	AECHX	-14.41%	5.75%	4/7/16
R Class	AECMX	-13.98%	6.30%	4/7/16
R6 Class	AECTX	-13.25%	7.19%	4/7/16
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 7, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $11,906

MSCI Emerging Markets Small Cap Index — $11,319

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.64%	1.44%	1.89%	2.64%	2.14%	1.29%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary

Emerging Markets Small Cap returned -13.59%* for the 12 months ended November 30, 2018. The portfolio’s benchmark, the MSCI Emerging Markets Small Cap Index, returned -14.20% for the same period.
The fund outperformed its benchmark during the period, primarily due to positive stock selection in the consumer staples and financials sectors. Above-benchmark positions in both sectors also aided results. Conversely, investments in information technology limited relative gains, as did stock selection and an underweight exposure in utilities. Regionally, stock selection and underweight positions in South Korea and India lifted relative performance, while stock selection and an overweight in China hindered results. Holdings in Taiwan also detracted.
Consumer Staples Holdings Contributed
Consumer staples drove relative outperformance on a sector basis, due primarily to TCI Company, a manufacturer of dietary supplements and skincare products, and beverage and instant noodle manufacturer Uni-President China Holdings. We sold our position in TCI.
Shares of TCI rallied on new product development and capacity expansion. The company has benefited from strong consumer demand for health supplement products, especially in the drink segment. Uni-President China Holdings advanced on stronger-than-expected sales and earnings. Highlights included a surge in operating profits and margin expansion due to an improved product mix and higher selling prices.

The fund’s strong performance in the financials sector was driven by Capitec Bank Holdings and Itau CorpBanca. South Africa-based bank Capitec saw a jump in profits as the bank continues to consistently gain active clients. Itau posted strong year-over-year earnings due to higher revenues, lower provisions, and a solid balance-sheet position.
Notable individual contributors in the consumer discretionary sector included Fila Korea and Magazine Luiza. South Korea-based sporting goods company Fila Korea benefited from better-than-expected second-quarter operating profit results. Sales growth in the company’s high margin product lines contributed to margin gains, as did improving profitability in its domestic operations. The company reported an upbeat earnings outlook as operating profits and the company’s brand recognition continue to rise. Brazil-based retailer Magazine Luiza rallied on solid results driven by robust top-line growth. The company’s stock price was also supported by accelerated growth in online volume.
Stock Selection in the Information Technology Sector Detracted
Areas of relative weakness included the information technology sector, where integrated circuit manufacturer Macronix International, flexible printed circuit maker Career Technology MFG, and optical components manufacturer Sunny Optical Technology Group weighed on performance. We exited our positions in Macronix International and Sunny Optical Technology.
Asian equities suffered a brutal sell-off earlier this year amid negative headlines on deteriorating U.S.-China trade negotiations, a spike in global yields, and a strong U.S. dollar. Reported revenue and sales results for Taiwan-based Macronix International came in below expectations in the third

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

quarter. We sold the position based on our expectations of continued margin compression due to decelerating pricing power and potential loss of market share. Shares of Taiwan-based Career Technology MFG fell during the period due primarily to sluggish new product sales from Apple (sales of Apple’s newest phones have been lower than expected) coupled with intensifying competition. Sunny Optical Technology Group’s stock price declined after reporting disappointing midyear results. The China-based company’s net profit margin declined on decreased gross profit margins of handset camera modules and lower vehicle lens shipments. Increased competition also weighed on investor sentiment.
The fund’s underperformance in the utilities sector was due primarily to Chinese sewage and reclaimed water treatment services conglomerate Beijing Enterprises Water Group, which missed earnings consensus earlier this year on slower new product development amid tightened government policies. We sold our position.
Notable individual detractors included Grupo Aeroportuario del Centro Norte, Brilliance China Automotive Holdings, and Wisdom Education International Holdings. Shares of Grupo Aeroportuario declined following the election of Mexico’s new president, Andres Manuel Lopez Obrador, over worries that the new government’s policies will disrupt operations. Brilliance China Automotive’s stock price sank after it agreed to give BMW control of their joint venture, weakening the Chinese carmaker’s exposure to future growth in the world’s largest automotive market. Meanwhile, shares of China-based educational service provider Wisdom Education International declined on increased regulatory risk. Unexpected updates to government regulations added uncertainty to the for-profit education sector in the second half of the year.
Outlook
We continue to believe the long-term case for emerging markets stocks remains strong. The recent cooling of expectations for future U.S. interest rate hikes and de-escalation of trade tensions between the U.S. and China are expected to provide support for emerging markets stock prices.
The fund continues to invest in companies where fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.
Geographically, China remains our largest overweight. We expect continued fiscal stimulus measures such as tax cuts and infrastructure spending to support a recovery in China’s economic growth, and as such, are positioned in the domestic market to benefit from rising household consumption.
Additionally, we remain overweight Brazil. We believe the 2018 elections provided a meaningful change in the direction of the country’s macroeconomic policy. Moving forward, we expect the Brazilian economy to accelerate without excessive inflation pressure and are positioned primarily in the private sector to benefit from the expected recovery in domestic demand.
Consumer discretionary is the largest relative sector position as of period-end. We remain positive on companies positioned for strengthening consumer demand for luxury, education, and higher standard of living purchases. The fund’s largest relative underweight positions as of the end of the period were real estate and utilities.
Finally, we meaningfully increased our financials position over the last year, shifting from a relative underweight to an overweight versus the benchmark. We are finding opportunities in banks and diversified financial services firms positioned to benefit from the increasing demand for banking, investment, and insurance services, which remain at low penetration levels relative to developed markets.

6

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Fila Korea Ltd.	2.9%
Bangkok Chain Hospital PCL	2.2%
Koh Young Technology, Inc.	2.0%
Bata India Ltd.	2.0%
Chailease Holding Co. Ltd.	2.0%
Hyundai Mipo Dockyard Co. Ltd.	2.0%
Bharat Financial Inclusion Ltd.	1.8%
Capitec Bank Holdings Ltd.	1.7%
Graphite India Ltd.	1.7%
Mitra Adiperkasa Tbk PT	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.5%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	—*
* Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
South Korea	20.5%
China	15.0%
India	14.8%
Taiwan	12.2%
Brazil	7.1%
South Africa	4.8%
Thailand	4.7%
Indonesia	3.7%
Philippines	3.0%
Mexico	2.9%
Chile	2.1%
Other Countries	6.7%
Cash and Equivalents*	2.5%
* Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$829.40	$7.34	1.60%
I Class	$1,000	$830.80	$6.43	1.40%
A Class	$1,000	$828.60	$8.48	1.85%
C Class	$1,000	$825.40	$11.90	2.60%
R Class	$1,000	$827.90	$9.62	2.10%
R6 Class	$1,000	$831.00	$5.74	1.25%
Hypothetical
Investor Class	$1,000	$1,017.05	$8.09	1.60%
I Class	$1,000	$1,018.05	$7.08	1.40%
A Class	$1,000	$1,015.79	$9.35	1.85%
C Class	$1,000	$1,012.03	$13.11	2.60%
R Class	$1,000	$1,014.54	$10.61	2.10%
R6 Class	$1,000	$1,018.80	$6.33	1.25%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 97.5%
Brazil — 7.1%
Banco ABC Brasil SA Preference Shares	24,776	$105,524
Bradespar SA Preference Shares	17,400	142,997
Duratex SA	31,800	100,655
Fleury SA	15,500	86,579
Localiza Rent a Car SA	19,000	132,219
Magazine Luiza SA	3,600	153,263
		721,237
Chile — 2.1%
Geopark Ltd.(1)	7,448	114,476
Itau CorpBanca	10,253,248	97,093
		211,569
China — 15.0%
Anton Oilfield Services Group(1)	902,000	112,955
Baozun, Inc. ADR(1)	3,498	123,374
Brilliance China Automotive Holdings Ltd.	44,000	39,219
China Agri-Industries Holdings Ltd.	180,000	68,089
China Everbright Greentech Ltd.	177,000	133,768
China Foods Ltd.	168,000	74,302
China Resources Cement Holdings Ltd.	96,000	93,714
Far East Horizon Ltd.	139,000	138,781
GDS Holdings Ltd. ADR(1)	4,273	126,011
KWG Group Holdings Ltd.(1)	58,500	52,028
Li Ning Co. Ltd.(1)	128,500	138,314
TAL Education Group ADR(1)	3,357	94,231
Uni-President China Holdings Ltd.	165,000	150,787
West China Cement Ltd.	390,000	61,303
Wisdom Education International Holdings Co. Ltd.	178,000	72,660
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H Shares	20,000	54,222
		1,533,758
Czech Republic — 1.5%
Moneta Money Bank AS	45,630	157,206
Greece — 0.8%
JUMBO SA	5,387	81,968
India — 14.8%
Balkrishna Industries Ltd.	8,706	120,039
Bata India Ltd.	13,559	203,671
Bharat Financial Inclusion Ltd.(1)	12,836	188,514
Crompton Greaves Consumer Electricals Ltd.	31,320	97,490
Future Retail Ltd.(1)	22,907	172,908
Future Supply Chain Solutions Ltd.	8,659	81,110
Graphite India Ltd.	12,985	174,193

10

	Shares	Value
Jubilant Foodworks Ltd.	7,512	$136,086
Larsen & Toubro Infotech Ltd.	4,395	99,011
Torrent Pharmaceuticals Ltd.	4,702	120,062
Zydus Wellness Ltd.	6,994	121,922
		1,515,006
Indonesia — 3.7%
Ace Hardware Indonesia Tbk PT	1,460,300	164,985
Mitra Adiperkasa Tbk PT	2,827,000	173,047
Waskita Karya Persero Tbk PT	409,200	44,906
		382,938
Malaysia — 0.7%
Carlsberg Brewery Malaysia Bhd	14,500	68,454
Mexico — 2.9%
Alsea SAB de CV	36,499	91,473
Grupo Aeroportuario del Centro Norte SAB de CV	21,509	96,303
Regional SAB de CV	24,162	104,251
		292,027
Philippines — 3.0%
Bloomberry Resorts Corp.	702,600	111,878
International Container Terminal Services, Inc.	57,730	102,965
MacroAsia Corp.	153,200	42,395
Wilcon Depot, Inc.	237,800	54,766
		312,004
Russia — 1.8%
TCS Group Holding plc GDR	6,116	106,250
Yandex NV, A Shares(1)	2,813	82,983
		189,233
South Africa — 4.8%
Capitec Bank Holdings Ltd.	2,231	177,134
Dis-Chem Pharmacies Ltd.	44,598	103,922
Discovery Ltd.	7,362	82,147
Foschini Group Ltd. (The)	4,839	61,351
JSE Ltd.	5,179	61,878
		486,432
South Korea — 20.5%
Cafe24 Corp.(1)	1,037	94,759
CJ Logistics Corp.(1)	1,157	164,636
Cosmax, Inc.	1,338	163,197
Dentium Co. Ltd.	1,655	103,367
Doosan Infracore Co. Ltd.(1)	15,768	120,099
Fila Korea Ltd.	6,448	292,912
Han Kuk Carbon Co. Ltd.	18,336	115,321
Hotel Shilla Co. Ltd.	1,449	111,556
Hyundai Mipo Dockyard Co. Ltd.(1)	2,049	200,263
Koh Young Technology, Inc.	2,860	205,899
Kumho Petrochemical Co. Ltd.	1,543	127,295
Medy-Tox, Inc.	239	120,319

11

	Shares	Value
POSCO Chemtech Co. Ltd.	2,722	$165,399
SKCKOLONPI, Inc.	1,678	50,622
Studio Dragon Corp.(1)	560	54,602
		2,090,246
Taiwan — 12.2%
Asia Cement Corp.	152,000	166,942
Career Technology MFG. Co. Ltd.	78,000	76,953
Chailease Holding Co. Ltd.	65,280	203,475
Chroma ATE, Inc.	26,000	101,366
Globalwafers Co. Ltd.	12,000	142,195
Machvision, Inc.	5,000	66,170
Merida Industry Co. Ltd.	30,000	127,473
Powertech Technology, Inc.	17,000	39,850
Taiwan Union Technology Corp.	17,000	53,599
TCI Co. Ltd.	7,712	125,034
Vanguard International Semiconductor Corp.	67,000	140,612
		1,243,669
Thailand — 4.7%
Bangkok Chain Hospital PCL	395,400	220,504
Digital Telecommunications Infrastructure Fund	358,800	159,285
Minor International PCL	90,400	100,049
		479,838
Turkey — 1.6%
Mavi Giyim Sanayi Ve Ticaret AS, B Shares	9,430	68,195
TAV Havalimanlari Holding AS	20,289	90,973
		159,168
United Kingdom — 0.3%
DP Eurasia NV(1)	22,943	34,046
TOTAL COMMON STOCKS (Cost $9,917,627)		9,958,799
TEMPORARY CASH INVESTMENTS — 2.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $207,296), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $203,255)		203,221
State Street Institutional U.S. Government Money Market Fund, Premier Class	45,293	45,293
TOTAL TEMPORARY CASH INVESTMENTS (Cost $248,514)		248,514
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $10,166,141)		10,207,313
OTHER ASSETS AND LIABILITIES†		4,685
TOTAL NET ASSETS — 100.0%		$10,211,998
12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	26.0%
Financials	13.9%
Industrials	12.3%
Information Technology	11.7%
Consumer Staples	10.3%
Materials	10.0%
Health Care	6.4%
Communication Services	2.9%
Energy	2.2%
Utilities	1.3%
Real Estate	0.5%
Cash and Equivalents*	2.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $10,166,141)	$10,207,313
Receivable for investments sold	11,887
Receivable for capital shares sold	250
Dividends and interest receivable	6,364
Other assets	402
10,226,216

Liabilities
Accrued management fees	12,892
Distribution and service fees payable	1,326
14,218

Net Assets	$10,211,998

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,870,890
Distributable earnings	341,108
$10,211,998

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,923,556	507,358	$11.68
I Class, $0.01 Par Value	$1,303,934	111,537	$11.69
A Class, $0.01 Par Value	$1,209,077	103,728	$11.66*
C Class, $0.01 Par Value	$1,160,048	100,145	$11.58
R Class, $0.01 Par Value	$374,934	32,216	$11.64
R6 Class, $0.01 Par Value	$240,449	20,548	$11.70
*Maximum offering price $12.37 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $25,273)	$235,810
Interest	2,754
238,564

Expenses:
Management fees	197,251
Distribution and service fees:
A Class	4,786
C Class	13,461
R Class	1,855
Directors' fees and expenses	347
Other expenses	196
217,896

Net investment income (loss)	20,668

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $6,590)	525,858
Foreign currency translation transactions	(8,656)
517,202

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $29,970)	(2,372,140)
Translation of assets and liabilities in foreign currencies	20
(2,372,120)

Net realized and unrealized gain (loss)	(1,854,918)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,834,250)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$20,668	$(28,257)
Net realized gain (loss)	517,202	233,726
Change in net unrealized appreciation (depreciation)	(2,372,120)	2,011,612
Net increase (decrease) in net assets resulting from operations	(1,834,250)	2,217,081

Distributions to Shareholders
From earnings:
Investor Class	(78,924)	(20,088)
I Class	(11,182)	(6,486)
A Class	(17,599)	(8,573)
C Class	(1,980)	—
R Class	(2,168)	(737)
R6 Class	(4,150)	(2,472)
Decrease in net assets from distributions	(116,003)	(38,356)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	529,189	3,950,648

Net increase (decrease) in net assets	(1,421,064)	6,129,373

Net Assets
Beginning of period	11,633,062	5,503,689
End of period	$10,211,998	$11,633,062

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

17

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 58% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.60%	1.40%	1.60%	1.60%	1.60%	1.25%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $9,543,786 and $9,200,819, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	385,055	$5,438,357	426,322	$5,355,178
Issued in reinvestment of distributions	5,727	78,175	1,979	20,088
Redeemed	(387,314)	(5,315,103)	(151,549)	(1,951,627)
	3,468	201,429	276,752	3,423,639
I Class/Shares Authorized	30,000,000		50,000,000
Sold	54,211	695,641	—	—
Issued in reinvestment of distributions	820	11,182	639	6,486
Redeemed	(4,133)	(52,760)	—	—
	50,898	654,063	639	6,486
A Class/Shares Authorized	30,000,000		40,000,000
Sold	581	8,802	42,584	460,431
Issued in reinvestment of distributions	1,288	17,599	844	8,573
Redeemed	(41,571)	(462,502)	(26)	(328)
	(39,702)	(436,101)	43,402	468,676
C Class/Shares Authorized	30,000,000		30,000,000
Issued in reinvestment of distributions	145	1,980	—	—
R Class/Shares Authorized	30,000,000		30,000,000
Sold	13,676	173,754	4,209	52,231
Issued in reinvestment of distributions	159	2,168	73	737
Redeemed	(5,947)	(72,254)	(287)	(3,593)
	7,888	103,668	3,995	49,375
R6 Class/Shares Authorized	30,000,000		50,000,000
Issued in reinvestment of distributions	304	4,150	244	2,472
Net increase (decrease)	23,001	$529,189	325,032	$3,950,648

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Chile	$114,476	$97,093	—
China	343,616	1,190,142	—
Russia	82,983	106,250	—
Other Countries	—	8,024,239	—
Temporary Cash Investments	45,293	203,221	—
	$586,368	$9,620,945	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

On December 18, 2018, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 17, 2018 of $0.4140 for the Investor Class, I Class, A Class, C Class, R Class, and R6 Class.

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$100,312	$38,356
Long-term capital gains	$15,691	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $105,151 and distributable earnings $(105,151).

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$10,231,058
Gross tax appreciation of investments	$1,094,719
Gross tax depreciation of investments	(1,118,464)
Net tax appreciation (depreciation) of investments	(23,745)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(5)
Net tax appreciation (depreciation)	$(23,750)
Undistributed ordinary income	—
Accumulated long-term gains	$364,858

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$13.66	0.04	(1.86)	(1.82)	(0.14)	(0.02)	(0.16)	$11.68	(13.59)%	1.60%	0.31%	75%	$5,924
2017	$10.45	(0.03)	3.33	3.30	(0.09)	—	(0.09)	$13.66	31.85%	1.61%	(0.16)%	49%	$6,884
2016(3)	$10.00	0.04	0.41	0.45	—	—	—	$10.45	4.50%	1.60%(4)	0.59%(4)	51%	$2,373
I Class
2018	$13.68	0.06	(1.86)	(1.80)	(0.17)	(0.02)	(0.19)	$11.69	(13.39)%	1.40%	0.51%	75%	$1,304
2017	$10.46	0.01	3.32	3.33	(0.11)	—	(0.11)	$13.68	32.18%	1.41%	0.04%	49%	$829
2016(3)	$10.00	0.05	0.41	0.46	—	—	—	$10.46	4.60%	1.40%(4)	0.79%(4)	51%	$628
A Class
2018	$13.64	0.01	(1.86)	(1.85)	(0.11)	(0.02)	(0.13)	$11.66	(13.82)%	1.85%	0.06%	75%	$1,209
2017	$10.43	(0.04)	3.31	3.27	(0.06)	—	(0.06)	$13.64	31.57%	1.86%	(0.41)%	49%	$1,956
2016(3)	$10.00	0.02	0.41	0.43	—	—	—	$10.43	4.30%	1.85%(4)	0.34%(4)	51%	$1,043
C Class
2018	$13.55	(0.10)	(1.85)	(1.95)	—(5)	(0.02)	(0.02)	$11.58	(14.41)%	2.60%	(0.69)%	75%	$1,160
2017	$10.38	(0.13)	3.30	3.17	—	—	—	$13.55	30.54%	2.61%	(1.16)%	49%	$1,355
2016(3)	$10.00	(0.03)	0.41	0.38	—	—	—	$10.38	3.80%	2.60%(4)	(0.41)%(4)	51%	$1,038

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2018	$13.62	(0.03)	(1.86)	(1.89)	(0.07)	(0.02)	(0.09)	$11.64	(13.98)%	2.10%	(0.19)%	75%	$375
2017	$10.41	(0.07)	3.32	3.25	(0.04)	—	(0.04)	$13.62	31.30%	2.11%	(0.66)%	49%	$331
2016(3)	$10.00	0.01	0.40	0.41	—	—	—	$10.41	4.10%	2.10%(4)	0.09%(4)	51%	$212
R6 Class
2018	$13.69	0.08	(1.86)	(1.78)	(0.19)	(0.02)	(0.21)	$11.70	(13.25)%	1.25%	0.66%	75%	$240
2017	$10.47	0.03	3.31	3.34	(0.12)	—	(0.12)	$13.69	32.35%	1.26%	0.19%	49%	$277
2016(3)	$10.00	0.06	0.41	0.47	—	—	—	$10.47	4.70%	1.25%(4)	0.94%(4)	51%	$209

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 7, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Per share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Small Cap Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2018, November 30, 2017, and for the period April 7, 2016 (fund inception) through November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Small Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, November 30, 2017, and for the period April 7, 2016 (fund inception) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

30

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

The fund hereby designates $118,594, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

The fund utilized earnings and profits of $105,151 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91033 1901

Annual Report

November 30, 2018

Focused International Growth Fund
Investor Class (AFCNX)
I Class (AFCSX)
A Class (AFCLX)
C Class (AFCHX)
R Class (AFCWX)
R6 Class (AFCMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Global Growth Divergence Drives Disparity in Stock Returns

The synchronization of global economic growth, which helped deliver robust gains for global stocks in 2017, unraveled as the 12-month period unfolded. The U.S. economy continued to expand at a healthy pace, but other regions experienced notable slowdowns. Similarly, stocks advanced in the U.S. but generally declined elsewhere.

In Europe, the threat of global tariffs from the U.S. dampened business sentiment and corporate earnings growth. In addition, uncertainties surrounding Brexit negotiations, Italy’s fiscal woes, and civil unrest in France weighed on economic and earnings growth outlooks and stock performance. Meanwhile, Japan’s economy contracted late in the period, largely due to the effects of several natural disasters, which curtailed personal and business spending. Global trade tensions also pressured Japan’s growth outlook.

After starting strong, emerging markets stocks quickly reversed course. The key culprits included rising U.S. interest rates, U.S.-China tariffs, and global trade-policy uncertainty. In addition, a strong U.S. dollar, falling oil prices, and several country-specific events weighed on the asset class. Late in the period, prospects for a tariff truce between the U.S. and China, along with dovish comments from the Federal Reserve, sparked a November rally among emerging markets stocks.

Overall, U.S. stocks, as measured by the S&P 500 Index, returned 6.27% for the 12 months. Non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, declined 7.94%. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 9.09%.

Looking ahead, investors face a backdrop of uneven global growth, heightened market volatility, and lingering geopolitical uncertainties. But it’s often these challenging markets that produce the most compelling investment opportunities. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AFCNX	-6.95%	7.10%	3/29/16
MSCI ACWI ex-U.S. Index	—	-8.12%	7.71%	—
I Class	AFCSX	-6.78%	7.31%	3/29/16
A Class	AFCLX			3/29/16
No sales charge		-7.19%	6.83%
With sales charge		-12.53%	4.49%
C Class	AFCHX	-7.95%	6.01%	3/29/16
R Class	AFCWX	-7.44%	6.56%	3/29/16
R6 Class	AFCMX	-6.62%	7.47%	3/29/16

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $12,012

MSCI ACWI ex-U.S. Index — $12,197

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.24%	1.04%	1.49%	2.24%	1.74%	0.89%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi and Jim Zhao
In September 2018, portfolio manager James Gendelman left the International Growth management team.

Performance Summary
Focused International Growth returned -6.95%* for the fiscal year ended November 30, 2018, compared with the -8.12% return of its benchmark, the MSCI ACWI ex-U.S. Index.

Focused International Growth declined during the fiscal year, but outperformed its benchmark. Security selection in the health care and consumer discretionary sectors contributed to relative performance, while holdings in the materials sector detracted. From a geographic perspective, stock selection in Japan lifted returns, whereas Canada-based holdings weighed on performance.

Non-U.S. equities, pressured by several global macroeconomic trends, significantly underperformed U.S. equities for the period. Rising concerns about decelerating earnings growth, Brexit uncertainty, potential trade war escalation, and slowing growth in China weighed on investor sentiment. In the last three months of the period, we saw the market rotate into low-volatility defensive stocks at the expense of cyclicals and high-growth stocks. The sell-off, which did not spare companies with good fundamentals and strong quarterly earnings, erased the year’s earlier gains. Although the shift to perceived safe havens has created a headwind, we remain confident in our bottom-up process, which focuses on identifying companies with accelerating, sustainable growth.

Earnings-Driven Stock Choices Boosted Relative Returns

Stock selection in the health care sector aided the fund’s relative returns. Lonza Group’s stock rose after it reported ahead-of-expectations results, beating both revenue and earnings estimates. This contract manufacturer and producer of biologics has benefited from increased outsourcing by the pharmaceutical industry. In addition, Lonza has begun to realize strong synergies from its Capsugel acquisition. Management raised full-year revenue guidance and margin targets. Stock of blood plasma company CSL advanced due to robust end demand for the firm’s plasma products and flu vaccine, new product launches, and a competitive supply position.

Within the consumer discretionary sector, two retailers made notable contributions. Don Quijote Holdings’ stock posted gains on improved revenue growth and margins as the discount retailer began to integrate its acquisition of Uny stores. The company plans to remodel all Uny stores to the Don Quijote format. Magazine Luiza’s stock advanced on strong quarterly results, exceeding expectations. The company continued to gain share as an improved customer experience drove strong comparable-store sales growth and increases in average ticket size.

MonotaRO, the online industrial product distributor, further lifted returns. The company reported better-than-expected second-quarter results followed by several better-than-expected monthly sales reports. MonotaRO also reported strong growth in new customer acquisition as it continues to lead the industry transition to online in Japan.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

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Stocks Heavily Exposed to Cyclical Industries Led Detractors
Materials holdings weighed on the fund’s performance. Mining company First Quantum Minerals’ stock weakened as concerns about the global growth slowdown weighed on the price of copper. We exited the position as more evidence of weakening demand became apparent. Umicore, a firm that makes materials used in electric vehicle batteries, and cement and aggregates firm HeidelbergCement were also among the top detractors. We sold our position in HeidelbergCement after continued disappointment in volume growth and increasing cost pressures gave us concern about the potential for downward earnings revisions.
Bombardier’s stock fell significantly after the airplane and train manufacturer’s free cash flow forecasts disappointed. Our thesis was that improvements in business jet demand and the commercial aircraft division would drive free cash flow growth, but our confidence in this outcome diminished, and we sold our position.
Banco do Brasil also detracted from returns. The bank reported disappointing earnings as its net interest margin came in below expectations. We exited the position due to risk of continued disruption to earnings improvement.
Outlook
Despite the challenging market environment, we continue to focus on our disciplined process of identifying companies with accelerating, sustainable growth, where we see upside to consensus estimates. Our process has led us to focus on companies with intrinsic growth drivers that are not dependent on economic improvement. At period-end, the fund’s largest overweight position relative to the benchmark was in the consumer discretionary sector. The shift to e-commerce combined with consumers’ desire for lifestyle improvement and wellness helped drive the consumer discretionary overweight. Athletic wear retailers are among those companies benefiting from these trends. Growth drivers affecting our position in the information technology sector include the advent of 5G, increased capital expenditure in automation, data, and data management, and the shift to online solutions in multiple industries. Already the fund's largest underweight relative to the benchmark, our financials position shrank further with the sale of two emerging markets banks. The fund's industrials weighting also decreased as we see mounting evidence of peaking revenue growth and margins in multiple cyclical areas such as automobiles, semiconductors, and construction. These data points have increased our concerns about decelerating earnings growth and possible negative earnings revisions.
The fund’s largest regional overweight remains Europe. The emerging markets region has replaced North America as the fund's largest regional underweight.

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Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Lonza Group AG	4.0%
AIA Group Ltd.	3.8%
AstraZeneca plc	3.7%
London Stock Exchange Group plc	3.6%
Diageo plc	3.6%
Novartis AG	3.5%
CSL Ltd.	3.4%
Shiseido Co. Ltd.	3.4%
Recruit Holdings Co. Ltd.	3.1%
Localiza Rent a Car SA	3.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.1%

Investments by Country	% of net assets
Japan	18.0%
United Kingdom	15.7%
France	8.6%
Switzerland	7.5%
China	6.8%
Australia	5.9%
Sweden	5.6%
Brazil	5.3%
Germany	4.9%
Belgium	4.9%
Hong Kong	3.8%
Austria	2.8%
Canada	2.2%
India	2.1%
Finland	2.1%
Other Countries	2.4%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$872.60	$5.77	1.23%
I Class	$1,000	$873.60	$4.84	1.03%
A Class	$1,000	$871.50	$6.94	1.48%
C Class	$1,000	$867.90	$10.44	2.23%
R Class	$1,000	$870.40	$8.11	1.73%
R6 Class	$1,000	$873.90	$4.13	0.88%
Hypothetical
Investor Class	$1,000	$1,018.90	$6.23	1.23%
I Class	$1,000	$1,019.90	$5.22	1.03%
A Class	$1,000	$1,017.65	$7.49	1.48%
C Class	$1,000	$1,013.89	$11.26	2.23%
R Class	$1,000	$1,016.40	$8.74	1.73%
R6 Class	$1,000	$1,020.66	$4.46	0.88%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 98.6%
Australia — 5.9%
CSL Ltd.	2,630	$342,477
Treasury Wine Estates Ltd.	23,620	246,165
		588,642
Austria — 2.8%
Erste Group Bank AG(1)	7,170	283,012
Belgium — 4.9%
KBC Group NV	3,310	238,213
Umicore SA	5,690	247,058
		485,271
Brazil — 5.3%
Localiza Rent a Car SA	43,700	304,103
Magazine Luiza SA	5,300	225,637
		529,740
Canada — 2.2%
Canada Goose Holdings, Inc.(1)	3,180	214,173
China — 6.8%
Alibaba Group Holding Ltd. ADR(1)	1,630	262,202
ANTA Sports Products Ltd.	40,000	182,538
Tencent Holdings Ltd.	5,900	236,656
		681,396
Denmark — 0.8%
DSV A/S	1,100	84,190
Finland — 2.1%
Neste Oyj	2,660	208,111
France — 8.6%
Danone SA	2,210	165,400
Kering SA	430	188,328
Thales SA	2,280	280,564
Ubisoft Entertainment SA(1)	2,800	229,306
		863,598
Germany — 4.9%
adidas AG	960	211,739
Symrise AG	3,480	280,762
		492,501
Hong Kong — 3.8%
AIA Group Ltd.	46,000	377,301
India — 2.1%
HDFC Bank Ltd. ADR	2,080	210,954
Japan — 18.0%
Don Quijote Holdings Co. Ltd.	3,300	200,303
Komatsu Ltd.	3,100	82,829

10

	Shares	Value
MonotaRO Co. Ltd.	9,400	$254,906
Recruit Holdings Co. Ltd.	11,300	311,175
Shiseido Co. Ltd.	5,300	337,618
TDK Corp.	2,400	191,379
Terumo Corp.	3,800	223,785
ZOZO, Inc.	9,000	200,391
		1,802,386
Russia — 1.6%
Yandex NV, A Shares(1)	5,310	156,645
Sweden — 5.6%
Lundin Petroleum AB	8,350	220,489
Spotify Technology SA(1)	870	118,651
Telefonaktiebolaget LM Ericsson, B Shares	25,950	216,937
		556,077
Switzerland — 7.5%
Lonza Group AG(1)	1,240	402,093
Novartis AG	3,830	349,628
		751,721
United Kingdom — 15.7%
AstraZeneca plc	4,750	371,291
B&M European Value Retail SA	49,596	220,830
Diageo plc	9,850	354,871
Intertek Group plc	4,440	266,436
London Stock Exchange Group plc	6,960	357,890
		1,571,318
TOTAL COMMON STOCKS (Cost $8,900,153)		9,857,036
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $105,185), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $103,134)		103,117
State Street Institutional U.S. Government Money Market Fund, Premier Class	22,983	22,983
TOTAL TEMPORARY CASH INVESTMENTS (Cost $126,100)		126,100
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $9,026,253)		9,983,136
OTHER ASSETS AND LIABILITIES — 0.1%		8,445
TOTAL NET ASSETS — 100.0%		$9,991,581

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	19.1%
Health Care	16.8%
Industrials	15.8%
Financials	14.7%
Consumer Staples	11.0%
Communication Services	7.5%
Materials	5.3%
Energy	4.3%
Information Technology	4.1%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $9,026,253)	$9,983,136
Foreign currency holdings, at value (cost of $383)	382
Receivable for investments sold	64,805
Receivable for capital shares sold	641
Dividends and interest receivable	14,862
10,063,826

Liabilities
Payable for investments purchased	50,688
Payable for capital shares redeemed	10,307
Accrued management fees	9,866
Distribution and service fees payable	1,384
72,245

Net Assets	$9,991,581

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,188,692
Distributable earnings	802,889
$9,991,581

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$6,179,938	518,434	$11.92
I Class, $0.01 Par Value	$776,300	64,910	$11.96
A Class, $0.01 Par Value	$1,217,015	102,530	$11.87*
C Class, $0.01 Par Value	$1,169,686	100,015	$11.70
R Class, $0.01 Par Value	$406,150	34,363	$11.82
R6 Class, $0.01 Par Value	$242,492	20,225	$11.99
*Maximum offering price $12.59 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,870)	$212,385
Interest	3,465
215,850

Expenses:
Management fees	143,330
Distribution and service fees:
A Class	3,369
C Class	13,102
R Class	1,981
Directors' fees and expenses	330
162,112

Net investment income (loss)	53,738

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(64,172)
Foreign currency translation transactions	(10,674)
(74,846)

Change in net unrealized appreciation (depreciation) on:
Investments	(884,839)
Translation of assets and liabilities in foreign currencies	(370)
(885,209)

Net realized and unrealized gain (loss)	(960,055)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(906,317)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$53,738	$(3,393)
Net realized gain (loss)	(74,846)	28,896
Change in net unrealized appreciation (depreciation)	(885,209)	1,840,641
Net increase (decrease) in net assets resulting from operations	(906,317)	1,866,144

Distributions to Shareholders
From earnings:
Investor Class	—	(15,998)
I Class	—	(5,676)
A Class	—	(5,085)
R Class	—	(529)
R6 Class	—	(2,184)
Decrease in net assets from distributions	—	(29,472)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,116,468	2,946,598

Net increase (decrease) in net assets	210,151	4,783,270

Net Assets
Beginning of period	9,781,430	4,998,160
End of period	$9,991,581	$9,781,430

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 60% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.23%	1.03%	1.23%	1.23%	1.23%	0.88%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $10,924,484 and $9,408,954, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	528,514	$7,140,621	312,694	$3,673,401
Issued in reinvestment of distributions	—	—	1,649	15,998
Redeemed	(469,257)	(6,238,274)	(67,881)	(795,766)
	59,257	902,347	246,462	2,893,633
I Class/Shares Authorized	35,000,000		50,000,000
Sold	4,325	50,773	—	—
Issued in reinvestment of distributions	—	—	585	5,676
	4,325	50,773	585	5,676
A Class/Shares Authorized	30,000,000		40,000,000
Sold	1,672	22,494	201	2,367
Issued in reinvestment of distributions	—	—	524	5,085
Redeemed	(358)	(5,089)	—	—
	1,314	17,405	725	7,452
C Class/Shares Authorized	30,000,000		30,000,000
Sold	3	35	12	147
R Class/Shares Authorized	30,000,000		30,000,000
Sold	14,078	184,615	3,495	42,262
Issued in reinvestment of distributions	—	—	54	529
Redeemed	(3,020)	(38,707)	(430)	(5,285)
	11,058	145,908	3,119	37,506
R6 Class/Shares Authorized	30,000,000		50,000,000
Issued in reinvestment of distributions	—	—	225	2,184
Net increase (decrease)	75,957	$1,116,468	251,128	$2,946,598

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$214,173	—	—
China	262,202	$419,194	—
India	210,954	—	—
Russia	156,645	—	—
Sweden	118,651	437,426	—
Other Countries	—	8,037,791	—
Temporary Cash Investments	22,983	103,117	—
	$985,608	$8,997,528	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 18, 2018, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2018:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.0616	$0.0843	$0.0332	—	$0.0048	$0.1014

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	—	$29,472
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$9,045,183
Gross tax appreciation of investments	$1,339,579
Gross tax depreciation of investments	(401,626)
Net tax appreciation (depreciation) of investments	937,953
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(112)
Net tax appreciation (depreciation)	$937,841
Undistributed ordinary income	$43,193
Accumulated short-term capital losses	$(178,145)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$12.81	0.08	(0.97)	(0.89)	—	$11.92	(6.95)%	1.23%	0.59%	82%	$6,180
2017	$9.75	0.01	3.13	3.14	(0.08)	$12.81	32.40%	1.24%	0.14%	76%	$5,882
2016(3)	$10.00	0.04	(0.29)	(0.25)	—	$9.75	(2.50)%	1.23%(4)	0.56%(4)	47%	$2,074
I Class
2018	$12.83	0.09	(0.96)	(0.87)	—	$11.96	(6.78)%	1.03%	0.79%	82%	$776
2017	$9.76	0.05	3.11	3.16	(0.09)	$12.83	32.74%	1.04%	0.34%	76%	$777
2016(3)	$10.00	0.05	(0.29)	(0.24)	—	$9.76	(2.40)%	1.03%(4)	0.76%(4)	47%	$586
A Class
2018	$12.79	0.03	(0.95)	(0.92)	—	$11.87	(7.19)%	1.48%	0.34%	82%	$1,217
2017	$9.73	(0.01)	3.12	3.11	(0.05)	$12.79	32.13%	1.49%	(0.11)%	76%	$1,295
2016(3)	$10.00	0.02	(0.29)	(0.27)	—	$9.73	(2.70)%	1.48%(4)	0.31%(4)	47%	$978
C Class
2018	$12.70	(0.07)	(0.93)	(1.00)	—	$11.70	(7.95)%	2.23%	(0.41)%	82%	$1,170
2017	$9.68	(0.09)	3.11	3.02	—	$12.70	31.20%	2.24%	(0.86)%	76%	$1,270
2016(3)	$10.00	(0.03)	(0.29)	(0.32)	—	$9.68	(3.20)%	2.23%(4)	(0.44)%(4)	47%	$968

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2018	$12.77	—(5)	(0.95)	(0.95)	—	$11.82	(7.44)%	1.73%	0.09%	82%	$406
2017	$9.72	(0.04)	3.12	3.08	(0.03)	$12.77	31.73%	1.74%	(0.36)%	76%	$298
2016(3)	$10.00	—(5)	(0.28)	(0.28)	—	$9.72	(2.80)%	1.73%(4)	0.06%(4)	47%	$196
R6 Class
2018	$12.84	0.11	(0.96)	(0.85)	—	$11.99	(6.62)%	0.88%	0.94%	82%	$242
2017	$9.77	0.06	3.12	3.18	(0.11)	$12.84	32.90%	0.89%	0.49%	76%	$260
2016(3)	$10.00	0.06	(0.29)	(0.23)	—	$9.77	(2.30)%	0.88%(4)	0.91%(4)	47%	$195

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 29, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused International Growth Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2018, November 30, 2017, and for the period March 29, 2016 (fund inception) through November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, November 30, 2017, and for the period March 29, 2016 (fund inception) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

28

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

29

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $231,255 and foreign taxes paid of $18,822, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.2751 and $0.0224 respectively.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91034 1901

Annual Report

November 30, 2018

Global Growth Fund
Investor Class (TWGGX)
I Class (AGGIX)
Y Class (AGYGX)
A Class (AGGRX)
C Class (AGLCX)
R Class (AGORX)
R5 Class (AGFGX)
R6 Class (AGGDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Global Growth Divergence Drives Disparity in Stock Returns

The synchronization of global economic growth, which helped deliver robust gains for global stocks in 2017, unraveled as the 12-month period unfolded. The U.S. economy continued to expand at a healthy pace, but other regions experienced notable slowdowns. Similarly, stocks advanced in the U.S. but generally declined elsewhere.

In Europe, the threat of global tariffs from the U.S. dampened business sentiment and corporate earnings growth. In addition, uncertainties surrounding Brexit negotiations, Italy’s fiscal woes, and civil unrest in France weighed on economic and earnings growth outlooks and stock performance. Meanwhile, Japan’s economy contracted late in the period, largely due to the effects of several natural disasters, which curtailed personal and business spending. Global trade tensions also pressured Japan’s growth outlook.

After starting strong, emerging markets stocks quickly reversed course. The key culprits included rising U.S. interest rates, U.S.-China tariffs, and global trade-policy uncertainty. In addition, a strong U.S. dollar, falling oil prices, and several country-specific events weighed on the asset class. Late in the period, prospects for a tariff truce between the U.S. and China, along with dovish comments from the Federal Reserve, sparked a November rally among emerging markets stocks.

Overall, U.S. stocks, as measured by the S&P 500 Index, returned 6.27% for the 12 months. Non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, declined 7.94%. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 9.09%.

Looking ahead, investors face a backdrop of uneven global growth, heightened market volatility, and lingering geopolitical uncertainties. But it’s often these challenging markets that produce the most compelling investment opportunities. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	1.27%	6.45%	11.33%	—	12/1/98
MSCI World Index	—	0.14%	6.67%	10.88%	—	—
I Class	AGGIX	1.52%	6.66%	11.56%	—	8/1/00
Y Class	AGYGX	1.62%	—	—	11.11%	4/10/17
A Class	AGGRX					2/5/99
No sales charge		1.08%	6.18%	11.06%	—
With sales charge		-4.72%	4.94%	10.41%	—
C Class	AGLCX	0.27%	5.39%	10.24%	—	3/1/02
R Class	AGORX	0.75%	5.91%	10.79%	—	7/29/05
R5 Class	AGFGX	1.52%	—	—	10.95%	4/10/17
R6 Class	AGGDX	1.58%	6.80%	—	8.56%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $29,270

MSCI World Index — $28,105

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.08%	0.88%	0.73%	1.33%	2.08%	1.58%	0.88%	0.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Creveling, Brent Puff, and Ted Harlan

Performance Summary

Global Growth returned 1.27%* for the 12 months ended November 30, 2018, outperforming its benchmark, the MSCI World Index, which returned 0.14%.

The fund’s outperformance was driven by strong stock selection in the information technology and health care sectors. Conversely, gains were limited by the weak results of our investments in the consumer discretionary and communication services sectors. Geographically, investments in the U.S. and a smaller-than-benchmark stake in Germany lifted fund returns. Meanwhile, the fund's exposure in China and Mexico, two countries not represented in the benchmark, weighed on relative performance. Notably, our exposure in Mexico was limited to only two holdings: financial services firm Grupo Financiero Banorte and mining company Grupo Mexico.

Information Technology Holdings Contributed

Strong individual contributors to fund performance came primarily from the information technology sector, where software firm Adobe, payments technology company Visa, and cloud-computing company ServiceNow delivered solid returns. Adobe’s decision to increase prices for its software and its transition to a cloud-based/subscription business model supported stock gains. Visa’s stock benefited from an expanding U.S. economy and strong consumer spending, while new customer wins and strong growth in subscription revenues lifted ServiceNow’s share price.

Key contributors also included health care holding ABIOMED. During the period, the medical implant device company received U.S. Food and Drug Administration approval for expanded use of its Impella 2.5 and CP heart pumps. Adoption of ABIOMED’s heart pumps continues to rise among physicians. We sold our position and took profits in the medical device manufacturer, as we believe the potential upside in earnings from its product is fully priced into its current stock price.

Another notable performer was discount department store operator Burlington Stores. Stock gains were supported by a strong labor market and higher consumer confidence, which soared to its highest level in 18 years in September. Given the retailer’s broad array of branded goods and low prices, we believe it is well positioned to continue to gain market share from incumbent department store operators.

Consumer Discretionary Holdings Detracted

Key detractors included consumer discretionary holdings Valeo, which manufactures automobile components, and e-commerce company Amazon.com. Valeo’s share price declined in response to slowing automobile sales. We sold the stock due to greater uncertainty around global demand, particularly in key markets such as the U.S. and China, and concerns about the effect a slowdown will have on Valeo’s order trends. Shares in Amazon.com continued to rise on the strength of its core business as well as from expectations around new opportunities related to advertising and private-label products. However, because our position in Amazon.com was smaller than that of the benchmark, it was a relative detractor to fund performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Relative results also were hindered by not owning Microsoft, a company that does not fit our investment process. The software maker continued to report strong financial results during the period.

Other key detractors included Equinix and Stanley Black & Decker. Equinix is a real estate investment trust (REIT) providing carrier-neutral data centers and internet exchanges. A sensitivity to higher interest rates and the weak performance of REITs in general pressured the stock. We believe earnings will continue to be driven by the growing need for corporations to outsource the operation and maintenance of their computer servers. We also believe Equinix is well positioned to benefit from the rising shift to digitization and cloud computing. A sharp downturn in the stock of tool and hardware manufacturer Stanley Black & Decker occurred after management provided soft guidance for the full year 2018. Higher commodity and tariff-related costs as well as foreign exchange pressure reduced the company’s profit view.

Outlook

The fund continues to invest in companies where we believe the fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.

Within the financials sector, we are invested in companies that we believe will benefit from the rising penetration of financial products and services in emerging markets. Likewise, we have identified opportunities in several nonbank financial companies that provide mission-critical data and analytics to their respective customers. Finally, we remain invested in several U.S. banks that we expect to benefit from the gradual rise in U.S. interest rates and a strengthening economy.
In health care, the portfolio is more exposed to investment opportunities in medical devices and diagnostic tools and less on drug discoveries and compounds. These companies benefit from rising research and development spending, while minimizing the risk associated with drug approvals and controversies around drug pricing.
Our investments within the information technology and communication services sectors represent companies that benefit from long-lasting, multiyear trends and opportunities, such as the shift of advertising budgets to the online space, online retail, electronic payment, cloud computing, and the rollout of 5G technologies.
Within the industrials sector, our focus is on companies with pricing power and clear earnings inflection. Investments in the sector generally are high-margin names we believe have the pricing power to pass through rising input and raw material costs.
Fundamentals for most consumer staples names remain challenged. Many global consumer goods companies remain pressured by slowing demand and competitive pricing pressure. The secular shift toward healthier products and private-label products has pressured many packaged-food companies. Meanwhile, muted demand from emerging markets weighs on top-line growth for many fast-moving consumer goods companies.
We have identified opportunities in emerging markets despite recent challenges. While acknowledging weakness in the space, we remain constructive on several emerging markets-based companies.

6

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Alphabet, Inc.*	3.7%
Amazon.com, Inc.	2.6%
Visa, Inc., Class A	2.3%
UnitedHealth Group, Inc.	2.2%
Adobe, Inc.	2.0%
Danaher Corp.	2.0%
American Express Co.	1.9%
Equinix, Inc.	1.8%
Home Depot, Inc. (The)	1.8%
Worldpay, Inc., Class A	1.7%
*Includes all classes of the issuer held by the fund.

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	69.5%
Foreign Common Stocks	29.7%
Total Common Stocks	99.2%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
United States	69.5%
United Kingdom	4.7%
Japan	3.8%
China	3.4%
Hong Kong	3.0%
France	2.1%
Other Countries	12.7%
Cash and Equivalents**	0.8%
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$962.50	$5.26	1.07%
I Class	$1,000	$964.00	$4.28	0.87%
Y Class	$1,000	$964.20	$3.55	0.72%
A Class	$1,000	$961.40	$6.49	1.32%
C Class	$1,000	$958.20	$10.16	2.07%
R Class	$1,000	$960.00	$7.71	1.57%
R5 Class	$1,000	$964.00	$4.28	0.87%
R6 Class	$1,000	$964.10	$3.55	0.72%
Hypothetical
Investor Class	$1,000	$1,019.70	$5.42	1.07%
I Class	$1,000	$1,020.71	$4.41	0.87%
Y Class	$1,000	$1,021.46	$3.65	0.72%
A Class	$1,000	$1,018.45	$6.68	1.32%
C Class	$1,000	$1,014.69	$10.46	2.07%
R Class	$1,000	$1,017.20	$7.94	1.57%
R5 Class	$1,000	$1,020.71	$4.41	0.87%
R6 Class	$1,000	$1,021.46	$3.65	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 99.2%
Austria — 0.9%
Erste Group Bank AG(1)	115,270	$4,549,905
Brazil — 1.1%
B3 SA - Brasil Bolsa Balcao	748,300	5,456,959
Canada — 1.0%
Canada Goose Holdings, Inc.(1)	29,880	2,012,418
Dollarama, Inc.	79,250	2,094,803
First Quantum Minerals Ltd.	84,873	779,325
		4,886,546
China — 3.4%
Alibaba Group Holding Ltd. ADR(1)	40,230	6,471,398
GDS Holdings Ltd. ADR(1)	69,280	2,043,067
Tencent Holdings Ltd.	164,400	6,594,278
ZTO Express Cayman, Inc. ADR	132,550	2,274,558
		17,383,301
France — 2.1%
Kering SA	9,970	4,366,570
TOTAL SA	117,702	6,552,248
		10,918,818
Hong Kong — 3.0%
AIA Group Ltd.	922,600	7,567,353
Hang Seng Bank Ltd.	148,100	3,428,203
Hong Kong Exchanges & Clearing Ltd.	153,200	4,486,833
		15,482,389
Hungary — 0.9%
OTP Bank Nyrt	114,623	4,588,280
India — 1.1%
HDFC Bank Ltd.	185,410	5,657,192
Indonesia — 0.7%
Bank Central Asia Tbk PT	1,945,700	3,551,907
Ireland — 1.2%
CRH plc	218,985	6,051,964
Italy — 0.6%
UniCredit SpA	223,348	2,881,490
Japan — 3.8%
Don Quijote Holdings Co. Ltd.	21,500	1,305,003
Keyence Corp.	6,000	3,255,957
ORIX Corp.	405,700	6,569,321
Shiseido Co. Ltd.	65,500	4,172,446
Unicharm Corp.	111,800	3,502,357
ZOZO, Inc.	35,700	794,883
		19,599,967

10

	Shares	Value
Mexico — 0.8%
Grupo Financiero Banorte SAB de CV	667,530	$3,059,906
Grupo Mexico SAB de CV, Series B	463,480	955,253
		4,015,159
Netherlands — 1.9%
ASML Holding NV	20,190	3,433,005
InterXion Holding NV(1)	29,540	1,839,456
Unilever NV CVA	78,460	4,357,202
		9,629,663
Peru — 0.6%
Credicorp Ltd.	13,460	2,951,643
Sweden — 0.4%
Epiroc AB, A Shares(1)	262,130	2,151,236
Switzerland — 1.5%
Lonza Group AG(1)	24,260	7,866,761
United Kingdom — 4.7%
AstraZeneca plc	98,550	7,703,308
B&M European Value Retail SA	642,550	2,861,003
Diageo plc	162,410	5,851,233
London Stock Exchange Group plc	103,410	5,317,440
RPC Group plc	259,270	2,375,746
		24,108,730
United States — 69.5%
Abbott Laboratories	101,850	7,541,992
Activision Blizzard, Inc.	52,350	2,611,218
Adobe, Inc.(1)	41,027	10,293,264
Advanced Micro Devices, Inc.(1)	80,620	1,717,206
Agilent Technologies, Inc.	86,770	6,277,809
Alphabet, Inc., Class A(1)	13,865	15,385,297
Alphabet, Inc., Class C(1)	3,054	3,342,389
Amazon.com, Inc.(1)	7,768	13,129,241
American Express Co.	84,190	9,452,011
American Tower Corp.	43,850	7,212,886
AMETEK, Inc.	82,450	6,054,304
Bank of America Corp.	272,950	7,751,780
Becton Dickinson and Co.	32,100	8,113,275
Bio-Rad Laboratories, Inc., Class A(1)	24,274	6,662,242
Booz Allen Hamilton Holding Corp.	74,620	3,828,752
Burlington Stores, Inc.(1)	49,980	8,284,685
Cheniere Energy, Inc.(1)	80,080	4,894,490
Cintas Corp.	36,090	6,762,544
CoStar Group, Inc.(1)	10,590	3,911,840
Danaher Corp.	93,020	10,189,411
EOG Resources, Inc.	58,360	6,029,172
Equinix, Inc.	24,266	9,349,204
Harris Corp.	28,410	4,061,210
Home Depot, Inc. (The)	50,464	9,099,668

11

	Shares	Value
Honeywell International, Inc.	34,927	$5,125,537
IHS Markit Ltd.(1)	145,750	7,778,677
Intercontinental Exchange, Inc.	86,290	7,051,619
Keysight Technologies, Inc.(1)	92,783	5,735,845
Liberty Media Corp-Liberty Formula One, Class C(1)	113,787	3,393,128
lululemon athletica, Inc.(1)	13,450	1,782,798
MarketAxess Holdings, Inc.	24,613	5,358,988
MasterCard, Inc., Class A	36,810	7,401,387
Medidata Solutions, Inc.(1)	57,490	4,438,803
MongoDB, Inc.(1)	23,710	1,965,559
Monster Beverage Corp.(1)	97,550	5,821,784
Mosaic Co. (The)	91,330	3,287,880
MSCI, Inc.	24,700	3,880,123
Nordson Corp.	12,200	1,469,002
PayPal Holdings, Inc.(1)	81,070	6,956,617
Pioneer Natural Resources Co.	42,398	6,264,304
RealPage, Inc.(1)	2,813	145,095
Roper Technologies, Inc.	22,030	6,555,908
ServiceNow, Inc.(1)	30,440	5,639,619
Sherwin-Williams Co. (The)	17,190	7,289,763
Stanley Black & Decker, Inc.	31,370	4,104,765
Sysco Corp.	73,010	4,920,874
Teleflex, Inc.	30,118	8,295,100
Texas Instruments, Inc.	28,840	2,879,674
Union Pacific Corp.	28,480	4,379,654
UnitedHealth Group, Inc.	40,566	11,413,650
VeriSign, Inc.(1)	26,800	4,182,408
Visa, Inc., Class A	81,602	11,563,819
Webster Financial Corp.	80,340	4,834,058
Wells Fargo & Co.	142,629	7,741,902
Worldpay, Inc., Class A(1)	98,538	8,455,546
Zions Bancorp N.A.	121,869	5,930,146
Zoetis, Inc.	72,958	6,848,567
		354,848,489
TOTAL COMMON STOCKS (Cost $373,558,262)		506,580,399
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $2,341,813), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $2,296,164)		2,295,781
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $520,267), at 1.05%, dated 11/30/18, due 12/3/18 (Delivery value $510,045)		510,000

12

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,879	$13,879
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,819,660)		2,819,660
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $376,377,922)		509,400,059
OTHER ASSETS AND LIABILITIES — 0.3%		1,444,151
TOTAL NET ASSETS — 100.0%		$510,844,210

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	22.0%
Health Care	16.6%
Information Technology	16.0%
Industrials	10.7%
Consumer Discretionary	10.2%
Communication Services	6.2%
Consumer Staples	5.5%
Energy	4.7%
Materials	4.1%
Real Estate	3.2%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $376,377,922)	$509,400,059
Receivable for investments sold	1,796,385
Receivable for capital shares sold	94,690
Dividends and interest receivable	902,018
Other assets	1,239
512,194,391

Liabilities
Foreign currency overdraft payable, at value (cost of $12,863)	12,842
Payable for investments purchased	255,419
Payable for capital shares redeemed	611,208
Accrued management fees	426,821
Distribution and service fees payable	12,088
Accrued foreign taxes	31,803
1,350,181

Net Assets	$510,844,210

Net Assets Consist of:
Capital (par value and paid-in surplus)	$337,025,096
Distributable earnings	173,819,114
$510,844,210

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$408,561,686	33,161,031	$12.32
I Class, $0.01 Par Value	$16,209,937	1,289,857	$12.57
Y Class, $0.01 Par Value	$7,061	558	$12.65
A Class, $0.01 Par Value	$26,256,233	2,195,695	$11.96*
C Class, $0.01 Par Value	$4,661,643	451,775	$10.32
R Class, $0.01 Par Value	$6,994,674	595,102	$11.75
R5 Class, $0.01 Par Value	$5,931	472	$12.57
R6 Class, $0.01 Par Value	$48,147,045	3,810,980	$12.63
*Maximum offering price $12.69 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $406,374)	$7,442,814
Interest	44,784
7,487,598

Expenses:
Management fees	5,682,958
Distribution and service fees:
A Class	71,516
C Class	57,243
R Class	37,567
Directors' fees and expenses	15,285
Other expenses	6,233
5,870,802

Net investment income (loss)	1,616,796

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	49,289,397
Foreign currency translation transactions	(77,469)
49,211,928

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(31,803))	(42,434,787)
Translation of assets and liabilities in foreign currencies	(9,537)
(42,444,324)

Net realized and unrealized gain (loss)	6,767,604

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,384,400

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$1,616,796	$711,727
Net realized gain (loss)	49,211,928	59,921,989
Change in net unrealized appreciation (depreciation)	(42,444,324)	66,377,675
Net increase (decrease) in net assets resulting from operations	8,384,400	127,011,391

Distributions to Shareholders
From earnings:(1)
Investor Class	(48,031,985)	(5,688,718)
I Class	(3,592,399)	(592,586)
Y Class	(642)	—
A Class	(3,350,308)	(519,159)
C Class	(752,010)	(91,202)
R Class	(892,252)	(107,831)
R5 Class	(639)	—
R6 Class	(4,170,767)	(266,625)
Decrease in net assets from distributions	(60,791,002)	(7,266,121)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	11,146,331	(58,600,370)

Redemption Fees
Increase in net assets from redemption fees	—	7,665

Net increase (decrease) in net assets	(41,260,271)	61,152,565

Net Assets
Beginning of period	552,104,481	490,951,916
End of period	$510,844,210	$552,104,481

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(1,172,124), $(138,636), $(88,871), $(5,519), $(15,751) and $(66,880) for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively. Distributions from net realized gains were $(4,516,594), $(453,950), $(430,288), $(85,683), $(92,080) and $(199,745) for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.300%	1.07%
I Class	0.850% to 1.100%	0.87%
Y Class	0.700% to 0.950%	0.72%
A Class	1.050% to 1.300%	1.07%
C Class	1.050% to 1.300%	1.07%
R Class	1.050% to 1.300%	1.07%
R5 Class	0.850% to 1.100%	0.87%
R6 Class	0.700% to 0.950%	0.72%

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $954,136 and $420,034, respectively. The effect of interfund transactions on the Statement of Operations was $121,318 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $227,310,854 and $275,539,723, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	385,000,000		340,000,000
Sold	2,390,301	$30,414,509	3,498,175	$43,157,809
Issued in reinvestment of distributions	3,851,797	46,801,407	489,710	5,515,330
Redeemed	(5,110,511)	(65,185,892)	(7,677,343)	(92,524,581)
	1,131,587	12,030,024	(3,689,458)	(43,851,442)
I Class/Shares Authorized	50,000,000		55,000,000
Sold	727,393	9,577,897	1,918,465	23,107,508
Issued in reinvestment of distributions	269,213	3,338,740	50,829	582,556
Redeemed	(2,042,868)	(26,578,900)	(2,996,276)	(37,375,484)
	(1,046,262)	(13,662,263)	(1,026,982)	(13,685,420)
Y Class/Shares Authorized	25,000,000		50,000,000
Sold	88	1,174	418	5,000
Issued in reinvestment of distributions	52	642	—	—
	140	1,816	418	5,000
A Class/Shares Authorized	40,000,000		40,000,000
Sold	451,629	5,642,831	410,718	4,855,728
Issued in reinvestment of distributions	273,488	3,221,690	46,105	505,916
Redeemed	(829,318)	(10,201,574)	(1,595,257)	(18,764,878)
	(104,201)	(1,337,053)	(1,138,434)	(13,403,234)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	104,011	1,117,903	83,626	894,854
Issued in reinvestment of distributions	62,611	641,132	7,178	69,813
Redeemed	(222,760)	(2,402,989)	(312,267)	(3,208,186)
	(56,138)	(643,954)	(221,463)	(2,243,519)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	83,143	1,011,937	131,343	1,517,519
Issued in reinvestment of distributions	76,654	889,957	9,907	107,628
Redeemed	(167,806)	(2,035,422)	(207,598)	(2,484,860)
	(8,009)	(133,528)	(66,348)	(859,713)
R5 Class/Shares Authorized	20,000,000		50,000,000
Sold	—	—	420	5,000
Issued in reinvestment of distributions	52	639	—	—
	52	639	420	5,000
R6 Class/Shares Authorized	40,000,000		50,000,000
Sold	1,521,533	20,077,660	1,567,880	20,550,216
Issued in reinvestment of distributions	334,272	4,170,767	23,164	266,625
Redeemed	(709,871)	(9,357,777)	(420,129)	(5,383,883)
	1,145,934	14,890,650	1,170,915	15,432,958
Net increase (decrease)	1,063,103	$11,146,331	(4,970,932)	$(58,600,370)

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Austria	—	$4,549,905	—
Brazil	—	5,456,959	—
Canada	$2,012,418	2,874,128	—
China	10,789,023	6,594,278	—
France	—	10,918,818	—
Hong Kong	—	15,482,389	—
Hungary	—	4,588,280	—
India	—	5,657,192	—
Indonesia	—	3,551,907	—
Ireland	—	6,051,964	—
Italy	—	2,881,490	—
Japan	—	19,599,967	—
Mexico	—	4,015,159	—
Netherlands	1,839,456	7,790,207	—
Sweden	—	2,151,236	—
Switzerland	—	7,866,761	—
United Kingdom	—	24,108,730	—
Other Countries	357,800,132	—	—
Temporary Cash Investments	13,879	2,805,781	—
	$372,454,908	$136,945,151	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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8. Federal Tax Information

On December 18, 2018, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 17, 2018 of $1.1089 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 18, 2018, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2018:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.0125	$0.0353	$0.0525	—	—	—	$0.0353	$0.0525

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$7,182,024	$1,487,781
Long-term capital gains	$53,608,978	$5,778,340

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$380,741,352
Gross tax appreciation of investments	$140,132,915
Gross tax depreciation of investments	(11,474,208)
Net tax appreciation (depreciation) of investments	128,658,707
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(35,548)
Net tax appreciation (depreciation)	$128,623,159
Undistributed ordinary income	$653,802
Accumulated long-term gains	$45,743,771
Post-October capital loss deferral	$(1,201,618)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$13.67	0.04	0.11	0.15	(0.03)	(1.47)	(1.50)	$12.32	1.27%	1.07%	0.29%	42%	$408,562
2017	$10.84	0.02	2.98	3.00	(0.04)	(0.13)	(0.17)	$13.67	27.99%	1.08%	0.14%	54%	$437,822
2016	$12.01	0.03	(0.42)	(0.39)	(0.01)	(0.77)	(0.78)	$10.84	(3.24)%	1.08%	0.27%	57%	$387,155
2015	$12.94	—(3)	0.12	0.12	—	(1.05)	(1.05)	$12.01	1.37%	1.08%	0.04%	50%	$443,915
2014	$12.39	—(3)	0.91	0.91	(0.08)	(0.28)	(0.36)	$12.94	7.53%	1.08%	0.03%	46%	$462,889
I Class
2018	$13.91	0.06	0.12	0.18	(0.05)	(1.47)	(1.52)	$12.57	1.52%	0.87%	0.49%	42%	$16,210
2017	$11.01	0.05	3.02	3.07	(0.04)	(0.13)	(0.17)	$13.91	28.25%	0.88%	0.34%	54%	$32,498
2016	$12.19	0.05	(0.42)	(0.37)	(0.04)	(0.77)	(0.81)	$11.01	(3.07)%	0.88%	0.47%	57%	$37,028
2015	$13.09	0.03	0.12	0.15	—	(1.05)	(1.05)	$12.19	1.60%	0.88%	0.24%	50%	$33,211
2014	$12.52	0.03	0.91	0.94	(0.09)	(0.28)	(0.37)	$13.09	7.68%	0.88%	0.23%	46%	$78,802
Y Class
2018	$13.98	0.08	0.12	0.20	(0.06)	(1.47)	(1.53)	$12.65	1.62%	0.72%	0.64%	42%	$7
2017(4)	$11.95	0.04	1.99	2.03	—	—	—	$13.98	16.99%	0.73%(5)	0.49%(5)	54%(6)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$13.31	—(3)	0.12	0.12	—	(1.47)	(1.47)	$11.96	1.08%	1.32%	0.04%	42%	$26,256
2017	$10.58	(0.01)	2.90	2.89	(0.03)	(0.13)	(0.16)	$13.31	27.65%	1.33%	(0.11)%	54%	$30,622
2016	$11.76	—(3)	(0.41)	(0.41)	—	(0.77)	(0.77)	$10.58	(3.52)%	1.33%	0.02%	57%	$36,382
2015	$12.72	(0.02)	0.11	0.09	—	(1.05)	(1.05)	$11.76	1.14%	1.33%	(0.21)%	50%	$45,855
2014	$12.21	(0.03)	0.89	0.86	(0.07)	(0.28)	(0.35)	$12.72	7.23%	1.33%	(0.22)%	46%	$54,091
C Class
2018	$11.77	(0.08)	0.10	0.02	—	(1.47)	(1.47)	$10.32	0.27%	2.07%	(0.71)%	42%	$4,662
2017	$9.42	(0.09)	2.58	2.49	(0.01)	(0.13)	(0.14)	$11.77	26.77%	2.08%	(0.86)%	54%	$5,977
2016	$10.63	(0.07)	(0.37)	(0.44)	—	(0.77)	(0.77)	$9.42	(4.23)%	2.08%	(0.73)%	57%	$6,872
2015	$11.68	(0.10)	0.10	—(3)	—	(1.05)	(1.05)	$10.63	0.40%	2.08%	(0.96)%	50%	$8,520
2014	$11.30	(0.11)	0.81	0.70	(0.04)	(0.28)	(0.32)	$11.68	6.39%	2.08%	(0.97)%	46%	$7,234
R Class
2018	$13.14	(0.03)	0.11	0.08	—	(1.47)	(1.47)	$11.75	0.75%	1.57%	(0.21)%	42%	$6,995
2017	$10.47	(0.04)	2.86	2.82	(0.02)	(0.13)	(0.15)	$13.14	27.29%	1.58%	(0.36)%	54%	$7,925
2016	$11.67	(0.03)	(0.40)	(0.43)	—	(0.77)	(0.77)	$10.47	(3.73)%	1.58%	(0.23)%	57%	$7,007
2015	$12.66	(0.05)	0.11	0.06	—	(1.05)	(1.05)	$11.67	0.89%	1.58%	(0.46)%	50%	$6,040
2014	$12.18	(0.06)	0.88	0.82	(0.06)	(0.28)	(0.34)	$12.66	7.00%	1.58%	(0.47)%	46%	$5,632

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$13.90	0.06	0.12	0.18	(0.04)	(1.47)	(1.51)	$12.57	1.52%	0.87%	0.49%	42%	$6
2017(4)	$11.90	0.03	1.97	2.00	—	—	—	$13.90	16.81%	0.88%(5)	0.34%(5)	54%(6)	$6
R6 Class
2018	$13.98	0.09	0.10	0.19	(0.07)	(1.47)	(1.54)	$12.63	1.58%	0.72%	0.64%	42%	$48,147
2017	$11.05	0.05	3.05	3.10	(0.04)	(0.13)	(0.17)	$13.98	28.46%	0.73%	0.49%	54%	$37,248
2016	$12.23	0.07	(0.43)	(0.36)	(0.05)	(0.77)	(0.82)	$11.05	(2.91)%	0.73%	0.62%	57%	$16,508
2015	$13.11	0.05	0.12	0.17	—	(1.05)	(1.05)	$12.23	1.76%	0.73%	0.39%	50%	$15,887
2014	$12.53	0.02	0.93	0.95	(0.09)	(0.28)	(0.37)	$13.11	7.80%	0.73%	0.38%	46%	$16,992

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through November 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

For corporate taxpayers, the fund hereby designates $2,810,796, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $53,608,978, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

The fund hereby designates $5,283,541 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2018.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91028 1901

Annual Report

November 30, 2018

Global Small Cap Fund
Investor Class (AGCVX)
I Class (AGCSX)
A Class (AGCLX)
C Class (AGCHX)
R Class (AGCWX)
R6 Class (AGCTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Global Growth Divergence Drives Disparity in Stock Returns

The synchronization of global economic growth, which helped deliver robust gains for global stocks in 2017, unraveled as the 12-month period unfolded. The U.S. economy continued to expand at a healthy pace, but other regions experienced notable slowdowns. Similarly, stocks advanced in the U.S. but generally declined elsewhere.

In Europe, the threat of global tariffs from the U.S. dampened business sentiment and corporate earnings growth. In addition, uncertainties surrounding Brexit negotiations, Italy’s fiscal woes, and civil unrest in France weighed on economic and earnings growth outlooks and stock performance. Meanwhile, Japan’s economy contracted late in the period, largely due to the effects of several natural disasters, which curtailed personal and business spending. Global trade tensions also pressured Japan’s growth outlook.

After starting strong, emerging markets stocks quickly reversed course. The key culprits included rising U.S. interest rates, U.S.-China tariffs, and global trade-policy uncertainty. In addition, a strong U.S. dollar, falling oil prices, and several country-specific events weighed on the asset class. Late in the period, prospects for a tariff truce between the U.S. and China, along with dovish comments from the Federal Reserve, sparked a November rally among emerging markets stocks.

Overall, U.S. stocks, as measured by the S&P 500 Index, returned 6.27% for the 12 months. Non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, declined 7.94%. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 9.09%.

Looking ahead, investors face a backdrop of uneven global growth, heightened market volatility, and lingering geopolitical uncertainties. But it’s often these challenging markets that produce the most compelling investment opportunities. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGCVX	-2.73%	14.60%	3/29/16
MSCI ACWI Small Cap Index	—	-4.77%	10.26%	—
I Class	AGCSX	-2.50%	14.84%	3/29/16
A Class	AGCLX			3/29/16
No sales charge		-2.95%	14.33%
With sales charge		-8.54%	11.82%
C Class	AGCHX	-3.71%	13.47%	3/29/16
R Class	AGCWX	-3.18%	14.05%	3/29/16
R6 Class	AGCTX	-2.36%	15.02%	3/29/16

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $14,397

MSCI ACWI Small Cap Index — $12,985

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.51%	1.31%	1.76%	2.51%	2.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

Global Small Cap returned -2.73%* for the 12-month period ended November 30, 2018, outperforming its benchmark. The portfolio’s benchmark, the MSCI ACWI Small Cap Index, returned -4.77% for the same period.

Concerns about slowing global economic growth and trade policy uncertainties created headwinds for stocks, especially outside the U.S. Small-cap global stocks underperformed their large-cap counterparts amid heightened global uncertainty. In this volatile environment, our focus on companies demonstrating accelerating and sustainable earnings growth supported the portfolio’s relative outperformance. Stock selection was especially favorable in the consumer discretionary, health care, and information technology sectors. An overweight compared with the benchmark in the defensive health care sector also aided relative performance. Stock selection in the industrials and financials sectors detracted. An underweight and stock selection in the real estate sector also dampened results. Regionally, stock selection in the U.S. lifted relative performance, while stock selection and an underweight in Japan detracted.

Contributors Included Chinese E-commerce Company and Health Care Technology Provider

Baozun, a leading provider of e-commerce services in China, was a key contributor in the consumer discretionary sector. The stock surged higher in the first half of 2018, boosted by the company’s strong earnings performance, expanding revenues, and strong pipeline of new brands.

Teladoc Health, a notable contributor in health care, provides on-demand remote health care consultation through phone calls and videoconferencing. It reported robust financial performance, aided in part by higher fee-based subscriptions and its integration of Advance Medical, a recent acquisition. The company also continues to add new customers and increase patient utilization.

Payments solutions provider Bottomline Technologies was a top contributor in information technology. It reported better-than-expected results, mainly because of increased subscription and transaction revenues. In our view, the company is also benefiting from the secular trend toward digital business-to-business payments. Elsewhere in the portfolio, TCI Company, a global supplier of nutritional supplements, capsules, and beauty products, was a standout performer. The company reported robust revenue growth and improving profit margins supported by its strong and growing position in China.

Several Industrials Holdings Weakened Relative Performance

The industrials sector underperformed the broader market as growth rates decelerated. Outsourcing, a notable detractor, provides outsourcing services for global manufacturing companies. The stock price declined on concerns that a new stock issue to finance acquisitions might dilute the value of outstanding shares. The company announced plans to raise capital but provided no details about potential acquisition targets. Finetex EnE, another leading detractor, manufactures nanofibers used in specialized filters, technical textiles, and other applications.
Despite healthy fundamentals, including rapid sales growth and long-term contracts, the stock fell

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

due to uncertainty surrounding an audit and related corporate governance issues. We sold
Outsourcing and Finetex EnE to pursue investments with more attractive risk/reward profiles.

Consumer finance company Curo Group Holdings was a prominent detractor in the financial services sector. The stock fell after the consumer finance company released a disappointing earnings report, reduced its guidance, and warned of credit issues. We liquidated our investment.

My EG Services, a laggard in the information technology sector, provides electronic government services in Malaysia. Political uncertainty weighed on the stock price in the second calendar quarter of 2018. The company’s large exposure to the Malaysian government and perceived connection to Malaysia’s out-of-favor Barisan Nasional party, which lost power, concerned investors. We sold the position.

Outlook

We will continue to focus on global small-cap companies we believe demonstrate improving, sustainable earnings growth. Stock selection continues to drive our industry weightings. We significantly increased our health care exposure, as we uncovered attractive earnings growth potential among companies with expanding sales in the U.S. and elsewhere. As a result, health care ended the period as the largest sector overweight relative to the benchmark. Although we reduced exposure to industrials, the sector remained among the portfolio’s largest positions on an absolute and relative basis. Real estate and materials were key underweights, as we found fewer companies in these sectors offering the earnings growth potential we favor. In addition, we also believe higher U.S. interest rates and expectations for higher global interest rates will continue to pressure property stocks.

From a regional standpoint, Europe remained the portfolio’s largest relative overweight, driven by bottom-up stock selection. We increased exposure to North America, primarily to the U.S., where the upbeat economic backdrop has supported corporate earnings growth. As a result, the portfolio ended the period with a slight overweight in the region. Conversely, we reduced exposure to emerging markets, which ended the period as an underweight position. We believe trade-war fears, higher U.S. interest rates, and adverse political and economic factors in specific countries may pressure earnings growth outlooks in emerging markets. We also moved to an underweight in Asia, where we have found fewer companies with accelerating earnings growth potential.

6

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Kinsale Capital Group, Inc.	1.9%
Aveva Group plc	1.6%
Mercury Systems, Inc.	1.6%
WNS Holdings Ltd. ADR	1.3%
ASR Nederland NV	1.3%
Canada Goose Holdings, Inc.	1.3%
FinecoBank Banca Fineco SpA	1.3%
Chart Industries, Inc.	1.2%
National Instruments Corp.	1.2%
Saab AB*	1.2%
*Includes all equity exposure held by the fund.

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	52.0%
Foreign Common Stocks	48.3%
Rights	0.1%
Total Equity Exposure	100.4%
Other Assets and Liabilities	(0.4)%

Investments by Country	% of net assets
United States	52.0%
United Kingdom	9.5%
Japan	7.9%
Canada	4.4%
Australia	3.6%
Switzerland	3.5%
Sweden	2.9%
Other Countries	16.6%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$875.10	$7.05	1.50%
I Class	$1,000	$876.30	$6.11	1.30%
A Class	$1,000	$874.40	$8.22	1.75%
C Class	$1,000	$870.90	$11.73	2.50%
R Class	$1,000	$873.60	$9.39	2.00%
R6 Class	$1,000	$877.30	$5.41	1.15%
Hypothetical
Investor Class	$1,000	$1,017.55	$7.59	1.50%
I Class	$1,000	$1,018.55	$6.58	1.30%
A Class	$1,000	$1,016.30	$8.85	1.75%
C Class	$1,000	$1,012.53	$12.61	2.50%
R Class	$1,000	$1,015.04	$10.10	2.00%
R6 Class	$1,000	$1,019.30	$5.82	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 100.3%
Australia — 3.6%
Afterpay Touch Group Ltd.(1)	10,855	$115,490
Cleanaway Waste Management Ltd.	107,620	133,826
NEXTDC Ltd.(1)	18,746	88,703
Northern Star Resources Ltd.	27,147	158,640
Saracen Mineral Holdings Ltd.(1)	80,664	146,022
Seven Group Holdings Ltd.	7,876	91,665
		734,346
Belgium — 0.8%
Galapagos NV(1)	1,582	160,919
Bermuda — 0.5%
Bank of NT Butterfield & Son Ltd. (The)	2,531	100,430
Brazil — 1.2%
Azul SA ADR(1)	7,965	214,975
Linx SA(1)	3,800	27,515
		242,490
Canada — 4.4%
Altus Group Ltd.	5,845	115,875
Canada Goose Holdings, Inc.(1)	3,820	257,277
Colliers International Group, Inc.	1,761	115,973
FirstService Corp.	2,364	179,330
Largo Resources Ltd.(1)	39,980	110,132
Parex Resources, Inc.(1)	8,778	108,416
		887,003
China — 1.7%
A-Living Services Co. Ltd., H Shares(1)	81,250	107,102
Baozun, Inc. ADR(1)	2,171	76,571
Li Ning Co. Ltd.(1)	147,000	158,227
		341,900
Denmark — 0.5%
Royal Unibrew A/S	1,548	112,124
Finland — 0.5%
Valmet Oyj	4,823	103,836
France — 1.8%
Korian SA	5,484	212,244
Solutions 30 SE(1)	14,128	146,539
		358,783
Germany — 0.2%
Isra Vision AG	1,316	51,195
Hong Kong — 0.3%
Melco International Development Ltd.	34,000	68,579

10

	Shares	Value
India — 1.3%
WNS Holdings Ltd. ADR(1)	5,432	$265,299
Italy — 1.6%
FinecoBank Banca Fineco SpA	23,745	254,750
Moncler SpA	1,899	62,091
		316,841
Japan — 7.9%
Activia Properties, Inc.	13	54,652
Adastria Co. Ltd.	8,600	141,199
Kyoritsu Maintenance Co. Ltd.	1,100	55,235
Nabtesco Corp.	5,700	157,852
Orix JREIT, Inc.	93	151,320
Pigeon Corp.	2,200	90,688
Rohto Pharmaceutical Co. Ltd.	3,500	110,625
Sawai Pharmaceutical Co. Ltd.	3,600	190,353
SHO-BOND Holdings Co. Ltd.	2,400	183,941
Systena Corp.	14,800	190,484
Tadano Ltd.	8,700	104,433
Trust Tech, Inc.	6,400	183,962
		1,614,744
Netherlands — 1.9%
ASR Nederland NV	6,087	263,441
InterXion Holding NV(1)	1,883	117,255
		380,696
Norway — 0.5%
Aker BP ASA	3,545	100,942
South Korea — 1.2%
Fila Korea Ltd.	5,247	238,354
Spain — 1.7%
Applus Services SA	10,135	121,847
Cellnex Telecom SA	3,916	108,809
Ence Energia y Celulosa SA	17,224	109,261
		339,917
Sweden — 2.8%
Elekta AB, B Shares	19,069	230,452
Fabege AB	8,631	107,707
Saab AB, B Shares	5,658	226,851
		565,010
Switzerland — 3.5%
Georg Fischer AG	154	119,855
Idorsia Ltd.(1)	5,585	106,205
Medartis Holding AG(1)	2,653	164,160
Siegfried Holding AG(1)	474	169,189
Tecan Group AG	717	147,855
		707,264
Taiwan — 0.9%
TCI Co. Ltd.	11,941	193,599

11

	Shares	Value
United Kingdom — 9.5%
Abcam plc	11,522	$167,375
Avast plc(1)	31,011	108,327
Aveva Group plc	10,121	330,827
Beazley plc	27,256	194,317
Burford Capital Ltd.	5,467	106,102
Electrocomponents plc	24,153	158,484
Fevertree Drinks plc	3,299	100,618
Hikma Pharmaceuticals plc	9,858	224,622
HomeServe plc	8,903	107,913
Nomad Foods Ltd.(1)	5,028	101,666
Rentokil Initial plc	46,058	194,384
Seadrill Ltd.(1)	2,652	36,147
SSP Group plc	12,315	98,316
		1,929,098
United States — 52.0%
Advanced Disposal Services, Inc.(1)	8,100	218,295
Aerie Pharmaceuticals, Inc.(1)	1,122	44,757
Aerojet Rocketdyne Holdings, Inc.(1)	5,015	176,578
Amedisys, Inc.(1)	1,014	138,157
American Eagle Outfitters, Inc.	7,096	148,519
Americold Realty Trust	3,748	100,446
Ares Management Corp., Class A	6,931	155,532
Avalara, Inc.(1)	4,733	151,409
Boot Barn Holdings, Inc.(1)	5,209	117,932
Bottomline Technologies de, Inc.(1)	2,086	114,876
Brink's Co. (The)	1,630	115,437
Burlington Stores, Inc.(1)	820	135,923
Callaway Golf Co.	10,868	186,169
Callon Petroleum Co.(1)	23,164	198,052
CareTrust REIT, Inc.	10,338	206,967
Cavco Industries, Inc.(1)	1,013	166,699
Centennial Resource Development, Inc., Class A(1)	7,967	123,648
Chart Industries, Inc.(1)	3,970	252,333
Chegg, Inc.(1)	6,280	175,526
Churchill Downs, Inc.	631	175,267
Clean Harbors, Inc.(1)	2,830	182,620
Dycom Industries, Inc.(1)	503	33,329
EastGroup Properties, Inc.	1,636	163,633
Etsy, Inc.(1)	3,019	163,147
Fair Isaac Corp.(1)	1,121	222,664
Five9, Inc.(1)	3,229	138,459
Glacier Bancorp, Inc.	1,090	51,470
Goosehead Insurance, Inc., Class A(1)	4,281	108,823
GrubHub, Inc.(1)	1,274	99,741
Guardant Health, Inc.(1)	3,275	117,016
Hamilton Lane, Inc., Class A	4,264	161,264

12

	Shares	Value
Healthcare Services Group, Inc.	3,400	$160,480
HealthEquity, Inc.(1)	1,337	118,578
HEICO Corp.	2,376	200,819
Hudson Ltd., Class A(1)	5,857	121,533
ICU Medical, Inc.(1)	488	117,359
Inphi Corp.(1)	3,427	136,703
Inspire Medical Systems, Inc.(1)	2,938	134,972
Insulet Corp.(1)	2,735	229,549
Kemper Corp.	3,255	247,705
Kinsale Capital Group, Inc.	6,273	390,243
Kratos Defense & Security Solutions, Inc.(1)	13,936	185,349
Malibu Boats, Inc., Class A(1)	2,479	120,033
Masimo Corp.(1)	1,427	157,569
Mercury Systems, Inc.(1)	6,260	324,331
MGP Ingredients, Inc.	3,006	204,378
MongoDB, Inc.(1)	2,061	170,857
MRC Global, Inc.(1)	6,672	104,951
National Instruments Corp.	5,088	249,108
NMI Holdings, Inc., Class A(1)	5,677	110,929
Ollie's Bargain Outlet Holdings, Inc.(1)	1,671	148,218
PetIQ, Inc.(1)	5,718	178,402
PGT Innovations, Inc.(1)	8,168	157,397
Physicians Realty Trust	8,838	157,405
PlayAGS, Inc.(1)	4,286	96,221
Quantenna Communications, Inc.(1)	6,616	99,108
R1 RCM, Inc.(1)	23,027	210,927
RH(1)	1,902	220,898
Seacoast Banking Corp. of Florida(1)	4,086	118,494
Semtech Corp.(1)	2,295	122,415
SI-BONE, Inc.(1)	7,500	134,700
SVB Financial Group(1)	619	157,727
Teladoc Health, Inc.(1)	2,459	153,565
Trupanion, Inc.(1)	6,292	188,320
Vocera Communications, Inc.(1)	2,964	117,789
World Wrestling Entertainment, Inc., Class A	1,391	102,878
Zendesk, Inc.(1)	2,935	174,427
		10,569,025
TOTAL COMMON STOCKS (Cost $18,978,932)		20,382,394
RIGHTS — 0.1%
Sweden — 0.1%
Saab AB(1) (Cost $—)	5,658	22,238
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $18,978,932)		20,404,632
OTHER ASSETS AND LIABILITIES — (0.4)%		(84,825)
TOTAL NET ASSETS — 100.0%		$20,319,807
13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	20.7%
Health Care	18.5%
Consumer Discretionary	16.0%
Information Technology	15.4%
Financials	12.8%
Real Estate	6.7%
Consumer Staples	3.9%
Energy	2.8%
Materials	2.6%
Communication Services	1.0%
Other Assets and Liabilities	(0.4)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $18,978,932)	$20,404,632
Foreign currency holdings, at value (cost of $1,310)	1,306
Receivable for investments sold	97,940
Receivable for capital shares sold	3,565
Dividends and interest receivable	12,995
Other assets	1,662
20,522,100

Liabilities
Disbursements in excess of demand deposit cash	12,030
Payable for investments purchased	59,643
Payable for capital shares redeemed	103,294
Accrued management fees	25,657
Distribution and service fees payable	1,669
202,293

Net Assets	$20,319,807

Net Assets Consist of:
Capital (par value and paid-in surplus)	$19,184,853
Distributable earnings	1,134,954
$20,319,807

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$15,158,749	1,109,700	$13.66
I Class, $0.01 Par Value	$1,424,340	103,679	$13.74
A Class, $0.01 Par Value	$1,476,773	108,848	$13.57*
C Class, $0.01 Par Value	$1,406,749	105,863	$13.29
R Class, $0.01 Par Value	$492,652	36,560	$13.48
R6 Class, $0.01 Par Value	$360,544	26,136	$13.79
*Maximum offering price $14.40 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,946)	$128,577
Interest	3,587
132,164

Expenses:
Management fees	307,097
Distribution and service fees:
A Class	4,299
C Class	15,625
R Class	2,207
Directors' fees and expenses	569
Other expenses	69
329,866

Net investment income (loss)	(197,702)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $5,705)	43,440
Foreign currency translation transactions	(8,765)
34,675

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $15,295)	(1,198,472)
Translation of assets and liabilities in foreign currencies	(712)
(1,199,184)

Net realized and unrealized gain (loss)	(1,164,509)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,362,211)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$(197,702)	$(54,862)
Net realized gain (loss)	34,675	943,716
Change in net unrealized appreciation (depreciation)	(1,199,184)	2,036,762
Net increase (decrease) in net assets resulting from operations	(1,362,211)	2,925,616

Distributions to Shareholders
From earnings:
Investor Class	(529,903)	—
I Class	(47,681)	—
A Class	(81,489)	—
C Class	(77,608)	—
R Class	(17,910)	—
R6 Class	(18,878)	—
Decrease in net assets from distributions	(773,469)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	7,815,917	6,108,864

Net increase (decrease) in net assets	5,680,237	9,034,480

Net Assets
Beginning of period	14,639,570	5,605,090
End of period	$20,319,807	$14,639,570

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 35% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.50%	1.30%	1.50%	1.50%	1.50%	1.15%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $36,875,919 and $29,940,450, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,046,645	$16,045,693	603,903	$7,813,445
Issued in reinvestment of distributions	36,736	522,899	—	—
Redeemed	(653,315)	(9,818,276)	(141,558)	(1,850,032)
	430,066	6,750,316	462,345	5,963,413
I Class/Shares Authorized	40,000,000		50,000,000
Sold	63,911	971,359	—	—
Issued in reinvestment of distributions	3,332	47,681	—	—
Redeemed	(23,564)	(325,709)	—	—
	43,679	693,331	—	—
A Class/Shares Authorized	30,000,000		40,000,000
Sold	8,679	128,659	2,893	41,378
Issued in reinvestment of distributions	5,750	81,489	—	—
Redeemed	(8,474)	(135,368)	—	—
	5,955	74,780	2,893	41,378
C Class/Shares Authorized	30,000,000		30,000,000
Sold	351	5,042	836	8,999
Issued in reinvestment of distributions	5,556	77,608	—	—
Redeemed	(880)	(12,385)	—	—
	5,027	70,265	836	8,999
R Class/Shares Authorized	30,000,000		30,000,000
Sold	15,498	235,808	3,309	43,878
Issued in reinvestment of distributions	1,270	17,910	—	—
Redeemed	(3,267)	(48,854)	(392)	(5,127)
	13,501	204,864	2,917	38,751
R6 Class/Shares Authorized	30,000,000		50,000,000
Sold	258	3,917	4,797	59,181
Issued in reinvestment of distributions	1,318	18,878	—	—
Redeemed	(29)	(434)	(208)	(2,858)
	1,547	22,361	4,589	56,323
Net increase (decrease)	499,775	$7,815,917	473,580	$6,108,864

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$734,346	—
Belgium	—	160,919	—
Brazil	$214,975	27,515	—
Canada	257,277	629,726	—
China	76,571	265,329	—
Denmark	—	112,124	—
Finland	—	103,836	—
France	—	358,783	—
Germany	—	51,195	—
Hong Kong	—	68,579	—
Italy	—	316,841	—
Japan	—	1,614,744	—
Netherlands	117,255	263,441	—
Norway	—	100,942	—
South Korea	—	238,354	—
Spain	—	339,917	—
Sweden	—	565,010	—
Switzerland	—	707,264	—
Taiwan	—	193,599	—
United Kingdom	137,813	1,791,285	—
Other Countries	10,934,754	—	—
Rights	—	22,238	—
	$11,738,645	$8,665,987	—

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 18, 2018, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 17, 2018 of $0.2333 for the Investor Class, I Class, A Class, C Class, R Class and R6 Class.

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$435,143	—
Long-term capital gains	$338,326	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$19,134,916
Gross tax appreciation of investments	$2,326,275
Gross tax depreciation of investments	(1,056,559)
Net tax appreciation (depreciation) of investments	1,269,716
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(39)
Net tax appreciation (depreciation)	$1,269,677
Undistributed ordinary income	—
Accumulated long-term gains	$328,661
Late-year ordinary loss deferral	$(95,659)
Post-October capital loss deferral	$(367,725)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$14.80	(0.13)	(0.24)	(0.37)	(0.77)	$13.66	(2.73)%	1.50%	(0.86)%	147%	$15,159
2017	$10.85	(0.06)	4.01	3.95	—	$14.80	36.41%	1.51%	(0.44)%	130%	$10,059
2016(3)	$10.00	(0.03)	0.88	0.85	—	$10.85	8.50%	1.50%(4)	(0.40)%(4)	95%	$2,357
I Class
2018	$14.85	(0.10)	(0.24)	(0.34)	(0.77)	$13.74	(2.50)%	1.30%	(0.66)%	147%	$1,424
2017	$10.86	(0.02)	4.01	3.99	—	$14.85	36.74%	1.31%	(0.24)%	130%	$891
2016(3)	$10.00	(0.01)	0.87	0.86	—	$10.86	8.60%	1.30%(4)	(0.20)%(4)	95%	$652
A Class
2018	$14.74	(0.17)	(0.23)	(0.40)	(0.77)	$13.57	(2.95)%	1.75%	(1.11)%	147%	$1,477
2017	$10.83	(0.08)	3.99	3.91	—	$14.74	36.10%	1.76%	(0.69)%	130%	$1,517
2016(3)	$10.00	(0.05)	0.88	0.83	—	$10.83	8.30%	1.75%(4)	(0.65)%(4)	95%	$1,083
C Class
2018	$14.56	(0.28)	(0.22)	(0.50)	(0.77)	$13.29	(3.71)%	2.50%	(1.86)%	147%	$1,407
2017	$10.78	(0.17)	3.95	3.78	—	$14.56	35.06%	2.51%	(1.44)%	130%	$1,468
2016(3)	$10.00	(0.10)	0.88	0.78	—	$10.78	7.80%	2.50%(4)	(1.40)%(4)	95%	$1,078

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2018	$14.68	(0.21)	(0.22)	(0.43)	(0.77)	$13.48	(3.18)%	2.00%	(1.36)%	147%	$493
2017	$10.81	(0.11)	3.98	3.87	—	$14.68	35.80%	2.01%	(0.94)%	130%	$338
2016(3)	$10.00	(0.06)	0.87	0.81	—	$10.81	8.10%	2.00%(4)	(0.90)%(4)	95%	$218
R6 Class
2018	$14.89	(0.08)	(0.25)	(0.33)	(0.77)	$13.79	(2.36)%	1.15%	(0.51)%	147%	$361
2017	$10.87	(0.01)	4.03	4.02	—	$14.89	36.86%	1.16%	(0.09)%	130%	$366
2016(3)	$10.00	—(5)	0.87	0.87	—	$10.87	8.80%	1.15%(4)	(0.05)%(4)	95%	$217

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 29, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Small Cap Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2018, November 30, 2017, and for the period March 29, 2016 (fund inception) through November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Small Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, November 30, 2017, and for the period March 29, 2016 (fund inception) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $435,143 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2018.

The fund hereby designates $418,681, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

The fund utilized earnings and profits of $80,355 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91035 1901

Annual Report

November 30, 2018

International Discovery Fund
Investor Class (TWEGX)
I Class (TIDIX)
A Class (ACIDX)
C Class (TWECX)
R Class (TWERX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Global Growth Divergence Drives Disparity in Stock Returns

The synchronization of global economic growth, which helped deliver robust gains for global stocks in 2017, unraveled as the 12-month period unfolded. The U.S. economy continued to expand at a healthy pace, but other regions experienced notable slowdowns. Similarly, stocks advanced in the U.S. but generally declined elsewhere.

In Europe, the threat of global tariffs from the U.S. dampened business sentiment and corporate earnings growth. In addition, uncertainties surrounding Brexit negotiations, Italy’s fiscal woes, and civil unrest in France weighed on economic and earnings growth outlooks and stock performance. Meanwhile, Japan’s economy contracted late in the period, largely due to the effects of several natural disasters, which curtailed personal and business spending. Global trade tensions also pressured Japan’s growth outlook.

After starting strong, emerging markets stocks quickly reversed course. The key culprits included rising U.S. interest rates, U.S.-China tariffs, and global trade-policy uncertainty. In addition, a strong U.S. dollar, falling oil prices, and several country-specific events weighed on the asset class. Late in the period, prospects for a tariff truce between the U.S. and China, along with dovish comments from the Federal Reserve, sparked a November rally among emerging markets stocks.

Overall, U.S. stocks, as measured by the S&P 500 Index, returned 6.27% for the 12 months. Non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, declined 7.94%. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 9.09%.

Looking ahead, investors face a backdrop of uneven global growth, heightened market volatility, and lingering geopolitical uncertainties. But it’s often these challenging markets that produce the most compelling investment opportunities. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEGX	-18.28%	1.77%	8.58%	—	4/1/94
MSCI ACWI ex-U.S. Mid Cap Growth Index	—	-10.34%	3.22%	9.04%	—	—
I Class	TIDIX	-18.10%	1.98%	8.80%	—	1/2/98
A Class	ACIDX					4/28/98
No sales charge		-18.48%	1.53%	8.31%	—
With sales charge		-23.18%	0.34%	7.68%	—
C Class	TWECX	-19.12%	0.75%	—	4.91%	3/1/10
R Class	TWERX	-18.65%	1.27%	—	5.43%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $22,796

MSCI ACWI ex-U.S. Mid Cap Growth Index — $23,768

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.65%	1.45%	1.90%	2.65%	2.15%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan, and Pratik Patel

Trevor Gurwich and Federico Laffan joined the fund's management team in February 2018. Brian Brady left the fund's management team in April 2018.

Performance Summary

International Discovery returned -18.28%* for the 12 months ended November 30, 2018. The portfolio underperformed its benchmark, the MSCI ACWI ex-U.S. Mid Cap Growth Index, which returned -10.34% for the same period.

Heightened concerns about slowing global economic growth and political uncertainty dampened performance of non-U.S. small- and mid-cap stocks, which ended the 12-month period lower. Within the portfolio, stock selection in industrials hurt relative performance, as global trade tensions created earnings growth headwinds for non-U.S. small-cap industrials companies. Stock selection and an underweight relative to the benchmark in health care also detracted. Investments in the new communication services sector contributed, due to stock selection and not owning several benchmark detractors. An underweight in consumer discretionary added fractionally to relative performance. From a regional standpoint, investments in Japan, Canada, and India hindered relative performance, while holdings in Germany, Brazil, and France contributed.

Industrials Stocks Detracted

Stock selection across the industrials sector weakened relative performance in a challenging year for cyclical investments. Aerospace and transportation company Bombardier was a key laggard. After rising early in the year on solid earnings performance, the stock declined in October and November on concerns about the economic cycle, rising interest rates, and insider selling. On a positive note, its business jet order backlog continued to strengthen. We held onto the investment.

Lonza Group, a leading supplier of ingredients for the global pharmaceuticals industry, was a notable detractor in health care. The stock dropped sharply early in the year after the company provided weaker-than-expected guidance. We sold our stake and used the proceeds to fund investments we believe offer better risk/reward potential.

Vakrangee was a notable detractor in information technology. This IT services company operates a network of small rural-area outlets that provide one-stop shopping for banking and other services as well as hubs for ordering and receiving Amazon products. The stock was a strong performer for the portfolio in 2017. However, it declined in January 2018 after the company became the target of a Securities and Exchange Board of India investigation into price and volume manipulation. This investigation raised corporate governance concerns, and we exited the position.

Oilfield services provider Trican Well Service was a prominent detractor in the energy sector. The stock of Trican Well Service declined after the oil services company warned that weather delays and a pullback in industry capital spending hurt its results in the third calendar quarter of 2018. A fourth-quarter retreat in oil prices also pressured the stock price. We liquidated our investment.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

South American Retailer and Global Financing Company Were Key Contributors

Magazine Luiza, a multiline retailer focused on Brazil, was a top contributor to relative performance. The stock surged higher in October after the company announced strong third-
quarter results lifted by expanding online sales. An improved economic environment in Brazil also supported its business.

Burford Capital was another strong contributor. Burford provides specialized financing and professional services for the global legal industry. The stock rose strongly after the company reported double-digit revenue and profits growth for the first half of 2018. The company’s portfolio is well diversified, and its business is becoming more recurring. We believe these trends will support sustainable earnings growth.

Elsewhere in the portfolio, materials holding Kirkland Lake Gold was a standout contributor. The gold producer reported very strong third-quarter earnings, record production, and increased guidance. Anritsu, a key performer in information technology, is a global supplier of telecommunications electronic equipment. The company is benefiting from strength in its mobile and broadband businesses as well as increased spending on 5G services.

Outlook

The portfolio continues to invest in non-U.S. small- and mid-cap companies that we believe are demonstrating accelerating and sustainable growth. Our stock selection process, which continues to drive our sector and country allocations, led to significant overweights relative to the benchmark in energy and health care. In health care, we uncovered attractive earnings growth potential among companies with expanding sales in the U.S. and elsewhere. We reduced exposure to consumer discretionary and consumer staples, both of which ended the period as notable underweights.

From a regional standpoint, the less-certain global economic outlook led us to reduce our overweight in emerging markets. We added exposure to Europe and North America (Canada), which ended the period as overweights relative to the index. Our stock selection led us to scale back exposure to Asia, which remained the largest regional underweight.

6

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Aristocrat Leisure Ltd.	2.3%
Sika AG	2.0%
Eiffage SA	1.9%
BRP, Inc.	1.8%
Straumann Holding AG	1.8%
Kirkland Lake Gold Ltd.	1.7%
DSV A/S	1.7%
Wirecard AG	1.6%
Ashtead Group plc	1.5%
Eurofins Scientific SE	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Rights	0.1%
Total Equity Exposure	99.9%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.5)%

Investments by Country	% of net assets
United Kingdom	16.6%
Japan	14.8%
Canada	9.7%
France	8.5%
Switzerland	6.3%
Australia	6.0%
China	4.4%
Sweden	3.4%
South Korea	3.3%
Netherlands	3.3%
Germany	2.9%
Spain	2.6%
Belgium	2.2%
Other Countries	15.9%
Cash and Equivalents*	0.1%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$774.10	$7.38	1.66%
I Class	$1,000	$774.90	$6.50	1.46%
A Class	$1,000	$773.50	$8.49	1.91%
C Class	$1,000	$770.40	$11.81	2.66%
R Class	$1,000	$772.40	$9.60	2.16%
Hypothetical
Investor Class	$1,000	$1,016.75	$8.39	1.66%
I Class	$1,000	$1,017.75	$7.39	1.46%
A Class	$1,000	$1,015.49	$9.65	1.91%
C Class	$1,000	$1,011.73	$13.42	2.66%
R Class	$1,000	$1,014.24	$10.91	2.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 99.8%
Argentina — 1.3%
Globant SA(1)	88,840	$5,210,466
Australia — 6.0%
Afterpay Touch Group Ltd.(1)	223,810	2,381,197
Aristocrat Leisure Ltd.	547,940	9,478,555
Cleanaway Waste Management Ltd.	1,686,420	2,097,076
NEXTDC Ltd.(1)	830,310	3,928,875
Northern Star Resources Ltd.	337,340	1,971,321
Seven Group Holdings Ltd.	397,130	4,622,030
		24,479,054
Austria — 1.4%
Wienerberger AG	249,490	5,599,226
Belgium — 2.2%
Galapagos NV(1)	31,280	3,181,755
Umicore SA	134,930	5,858,608
		9,040,363
Brazil — 1.2%
Azul SA ADR(1)	150,060	4,050,119
Magazine Luiza SA	24,700	1,051,555
		5,101,674
Canada — 9.7%
Bombardier, Inc., B Shares(1)	2,229,200	3,724,701
BRP, Inc.	207,790	7,403,589
CAE, Inc.	226,840	4,606,287
Canada Goose Holdings, Inc.(1)	67,540	4,548,819
Colliers International Group, Inc.	81,050	5,337,655
First Quantum Minerals Ltd.	296,240	2,720,150
Kelt Exploration Ltd.(1)	486,870	1,605,006
Kirkland Lake Gold Ltd.	330,060	6,841,420
Parex Resources, Inc.(1)	146,700	1,811,874
Trevali Mining Corp.(1)	3,432,610	1,149,672
		39,749,173
China — 4.4%
A-Living Services Co. Ltd., H Shares(1)	2,181,000	2,874,954
Baozun, Inc. ADR(1)	31,570	1,113,474
China Resources Beer Holdings Co. Ltd.	1,604,000	5,431,837
China Resources Cement Holdings Ltd.	3,242,000	3,164,788
GDS Holdings Ltd. ADR(1)	84,890	2,503,406
Shenzhou International Group Holdings Ltd.	237,000	2,887,428
		17,975,887
Denmark — 1.7%
DSV A/S	88,050	6,738,990

10

	Shares	Value
France — 8.5%
Eiffage SA	81,940	$7,818,140
Eurofins Scientific SE	13,820	6,014,320
Euronext NV	54,990	3,220,389
Gaztransport Et Technigaz SA	19,910	1,488,396
Korian SA	84,280	3,261,847
SOITEC(1)	34,490	2,118,741
Teleperformance	31,950	5,304,112
Ubisoft Entertainment SA(1)	65,780	5,387,062
		34,613,007
Germany — 2.9%
Aroundtown SA	262,830	2,253,607
Rheinmetall AG	33,670	3,118,845
Wirecard AG	43,470	6,572,950
		11,945,402
Hong Kong — 0.7%
Melco Resorts & Entertainment Ltd. ADR	168,330	3,041,723
Indonesia — 1.4%
United Tractors Tbk PT	2,963,200	5,703,351
Israel — 1.0%
Nice Ltd. ADR(1)	34,630	4,021,928
Italy — 1.7%
Amplifon SpA	300,730	5,055,155
FinecoBank Banca Fineco SpA	161,980	1,737,815
		6,792,970
Japan — 14.8%
Ain Holdings, Inc.	29,700	2,295,288
Anritsu Corp.	230,600	3,784,112
Cosmos Pharmaceutical Corp.	20,200	4,108,673
Ichikoh Industries Ltd.	308,400	2,023,417
KH Neochem Co. Ltd.	44,900	1,204,427
Kose Corp.	18,600	2,777,266
Modec, Inc.	140,900	3,506,519
Nabtesco Corp.	84,300	2,334,550
Nihon M&A Center, Inc.	182,200	4,253,190
Orix JREIT, Inc.	1,290	2,098,956
Outsourcing, Inc.	317,300	4,009,880
Pigeon Corp.	49,100	2,023,982
Pressance Corp.	246,200	3,073,660
Rengo Co. Ltd.	372,300	3,159,472
Round One Corp.	184,000	2,042,373
Sankyu, Inc.	79,000	3,704,458
Sawai Pharmaceutical Co. Ltd.	48,300	2,553,906
Tokai Carbon Co. Ltd.	354,400	4,920,358
Trust Tech, Inc.	108,400	3,115,853
Tsubakimoto Chain Co.	92,500	3,459,124
		60,449,464

11

	Shares	Value
Mexico — 1.0%
Alpek SAB de CV(1)	3,459,450	$4,215,162
Netherlands — 3.3%
AMG Advanced Metallurgical Group NV	122,300	5,422,422
ASR Nederland NV	103,360	4,473,351
InterXion Holding NV(1)	54,360	3,384,997
		13,280,770
New Zealand — 1.1%
a2 Milk Co. Ltd.(1)	603,240	4,326,918
Norway — 1.0%
Aker BP ASA	142,520	4,058,168
Russia — 1.2%
Yandex NV, A Shares(1)	170,890	5,041,255
South Korea — 3.3%
Cafe24 Corp.(1)	25,090	2,292,666
Dentium Co. Ltd.	43,910	2,742,507
Doosan Bobcat, Inc.	116,350	3,419,805
Hotel Shilla Co. Ltd.	38,910	2,995,613
Samsung Electro-Mechanics Co. Ltd.	20,380	2,207,190
		13,657,781
Spain — 2.6%
Applus Services SA	202,420	2,433,568
Cellnex Telecom SA	170,500	4,737,495
Ence Energia y Celulosa SA	519,540	3,295,712
		10,466,775
Sweden — 3.3%
Elekta AB, B Shares	177,830	2,149,100
Epiroc AB, A Shares(1)	669,020	5,490,482
Saab AB, B Shares	79,570	3,190,271
SSAB AB, A Shares	730,190	2,612,872
		13,442,725
Switzerland — 6.3%
Georg Fischer AG	2,340	1,821,176
Partners Group Holding AG	6,680	4,390,072
Siegfried Holding AG(1)	10,830	3,865,649
Sika AG	67,110	8,314,295
Straumann Holding AG	11,690	7,155,559
		25,546,751
Taiwan — 1.2%
Chailease Holding Co. Ltd.	1,609,480	5,016,671
United Kingdom — 16.6%
Ashtead Group plc	281,000	6,305,697
Avast plc(1)	606,110	2,117,247
Aveva Group plc	157,910	5,161,637
B&M European Value Retail SA	652,880	2,906,998
Burford Capital Ltd.	273,880	5,315,379
Coca-Cola HBC AG(1)	107,350	3,194,025

12

	Shares	Value
Dechra Pharmaceuticals plc	59,810	$1,650,358
Electrocomponents plc	583,590	3,829,318
Fevertree Drinks plc	57,590	1,756,464
Hikma Pharmaceuticals plc	245,770	5,600,070
IG Group Holdings plc	429,990	3,242,602
Intermediate Capital Group plc	346,260	4,481,614
JD Sports Fashion plc	551,990	2,790,780
KAZ Minerals plc	211,840	1,489,855
Keywords Studios plc	113,070	1,775,054
Melrose Industries plc	2,452,100	5,553,068
NMC Health plc	77,980	3,294,156
Nomad Foods Ltd.(1)	41,510	839,332
Rentokil Initial plc	593,040	2,502,876
Seadrill Ltd.(1)	128,260	1,748,184
Segro plc	262,450	2,022,807
		67,577,521
TOTAL COMMON STOCKS (Cost $436,201,085)		407,093,175
RIGHTS — 0.1%
Sweden — 0.1%
Saab AB(1) (Cost $—)	79,570	312,733
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $2,026,699), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $1,987,193)		1,986,862
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $454,603), at 1.05%, dated 11/30/18, due 12/3/18 (Delivery value $442,039)		442,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,428,862)		2,428,862
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $438,629,947)		409,834,770
OTHER ASSETS AND LIABILITIES — (0.5)%		(2,073,044)
TOTAL NET ASSETS — 100.0%		$407,761,726

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	23.8%
Materials	15.2%
Information Technology	12.6%
Health Care	11.6%
Consumer Discretionary	10.9%
Financials	7.8%
Consumer Staples	6.6%
Energy	4.9%
Communication Services	3.7%
Real Estate	2.8%
Cash and Equivalents*	0.1%
*Includes temporary cash investments and other assets and liabilities.

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.
See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $438,629,947)	$409,834,770
Cash	5,608
Foreign currency holdings, at value (cost of $42)	42
Receivable for investments sold	1,070,320
Receivable for capital shares sold	16,589
Dividends and interest receivable	661,641
Other assets	106,847
411,695,817

Liabilities
Payable for investments purchased	3,257,909
Payable for capital shares redeemed	75,034
Accrued management fees	600,011
Distribution and service fees payable	1,137
3,934,091

Net Assets	$407,761,726

Net Assets Consist of:
Capital (par value and paid-in surplus)	$418,460,929
Distributable earnings	(10,699,203)
$407,761,726

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$383,923,018	28,284,615	$13.57
I Class, $0.01 Par Value	$20,646,178	1,499,313	$13.77
A Class, $0.01 Par Value	$2,337,562	177,340	$13.18*
C Class, $0.01 Par Value	$650,410	50,720	$12.82
R Class, $0.01 Par Value	$204,558	15,378	$13.30
*Maximum offering price $13.98 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $660,620)	$6,904,796
Interest	36,212
6,941,008

Expenses:
Management fees	8,652,643
Distribution and service fees:
A Class	9,379
C Class	8,405
R Class	879
Directors' fees and expenses	14,942
Other expenses	22,041
8,708,289

Net investment income (loss)	(1,767,281)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	24,923,963
Foreign currency translation transactions	(252,785)
24,671,178

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $433,426)	(113,999,124)
Translation of assets and liabilities in foreign currencies	(30,704)
(114,029,828)

Net realized and unrealized gain (loss)	(89,358,650)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(91,125,931)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$(1,767,281)	$(1,689,749)
Net realized gain (loss)	24,671,178	98,264,879
Change in net unrealized appreciation (depreciation)	(114,029,828)	57,458,605
Net increase (decrease) in net assets resulting from operations	(91,125,931)	154,033,735

Distributions to Shareholders
From earnings:
Investor Class	(1,722,208)	—
I Class	(153,955)	—
Y Class	(35)	—
A Class	(3,172)	—
Decrease in net assets from distributions	(1,879,370)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(49,973,852)	(50,054,022)

Redemption Fees
Increase in net assets from redemption fees	—	4,236

Net increase (decrease) in net assets	(142,979,153)	103,983,949

Net Assets
Beginning of period	550,740,879	446,756,930
End of period	$407,761,726	$550,740,879

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class commenced on April 10, 2017. On November 20, 2018, the fund discontinued offering the Y Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.200% to 1.750%	1.63%
I Class	1.000% to 1.550%	1.43%
Y Class	0.850% to 1.400%	N/A
A Class	1.200% to 1.750%	1.63%
C Class	1.200% to 1.750%	1.63%
R Class	1.200% to 1.750%	1.63%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2018 are detailed in the Statement of Operations.

20

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $652,745 and $879,121, respectively. The effect of interfund transactions on the Statement of Operations was $135,751 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $734,241,075 and $773,106,080, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	340,000,000		340,000,000
Sold	896,496	$15,323,456	1,032,656	$14,967,943
Issued in reinvestment of distributions	93,498	1,636,220	—	—
Redeemed	(3,754,704)	(62,961,995)	(4,656,519)	(64,073,784)
	(2,764,710)	(46,002,319)	(3,623,863)	(49,105,841)
I Class/Shares Authorized	50,000,000		50,000,000
Sold	507,499	8,806,513	386,641	5,886,834
Issued in reinvestment of distributions	8,632	153,040	—	—
Redeemed	(665,508)	(11,225,857)	(299,960)	(4,256,349)
	(149,377)	(2,266,304)	86,681	1,630,485
Y Class/Shares Authorized	25,000,000		50,000,000
Sold	—	—	367	5,000
Issued in reinvestment of distributions	2	35	—	—
Redeemed	(369)	(5,108)	—	—
	(367)	(5,073)	367	5,000
A Class/Shares Authorized	30,000,000		30,000,000
Sold	27,799	459,687	39,572	539,675
Issued in reinvestment of distributions	186	3,172	—	—
Redeemed	(138,747)	(2,267,082)	(190,435)	(2,697,895)
	(110,762)	(1,804,223)	(150,863)	(2,158,220)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	2,948	46,399	9,008	128,587
Redeemed	(7,802)	(127,931)	(28,165)	(420,180)
	(4,854)	(81,532)	(19,157)	(291,593)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	12,287	204,777	2,625	37,296
Redeemed	(1,200)	(19,178)	(11,805)	(171,149)
	11,087	185,599	(9,180)	(133,853)
Net increase (decrease)	(3,018,983)	$(49,973,852)	(3,716,015)	$(50,054,022)

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class.

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$5,210,466	—	—
Brazil	4,050,119	$1,051,555	—
Canada	4,548,819	35,200,354	—
China	3,616,880	14,359,007	—
Hong Kong	3,041,723	—	—
Israel	4,021,928	—	—
Netherlands	3,384,997	9,895,773	—
Russia	5,041,255	—	—
United Kingdom	2,587,516	64,990,005	—
Other Countries	—	246,092,778	—
Rights	—	312,733	—
Temporary Cash Investments	—	2,428,862	—
	$35,503,703	$374,331,067	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

23

8. Federal Tax Information

On December 18, 2018, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 17, 2018 of $0.7216 for the Investor Class, I Class, A Class, C Class and R Class.

On December 18, 2018, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2018:

Investor Class	I Class	A Class	C Class	R Class
$0.0373	$0.0626	$0.0058	—	—

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$1,879,370	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$442,874,383
Gross tax appreciation of investments	$19,938,727
Gross tax depreciation of investments	(52,978,340)
Net tax appreciation (depreciation) of investments	(33,039,613)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(73,334)
Net tax appreciation (depreciation)	$(33,112,947)
Undistributed ordinary income	$1,123,875
Accumulated long-term gains	$21,289,869

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Corporate Event

On December 4, 2018, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to International Opportunities Fund, one fund in a series issued by the corporation, in exchange for shares of International Opportunities Fund. The financial statements and performance history of International Opportunities Fund will survive after the reorganization. The reorganization is expected to be effective as of the close of the NYSE on March 22, 2019.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$16.66	(0.06)	(2.97)	(3.03)	(0.06)	$13.57	(18.28)%	1.64%	(0.34)%	139%	$383,923
2017	$12.15	(0.05)	4.56	4.51	—	$16.66	37.12%	1.65%	(0.35)%	125%	$517,259
2016	$12.90	(0.03)	(0.65)	(0.68)	(0.07)	$12.15	(5.21)%	1.64%	(0.25)%	139%	$421,314
2015	$12.35	—(3)	0.58	0.58	(0.03)	$12.90	4.61%	1.67%	0.00%(4)	171%	$506,817
2014	$12.70	0.03	(0.24)	(0.21)	(0.14)	$12.35	(1.73)%	1.61%	0.20%	134%	$541,410
I Class
2018	$16.90	(0.01)	(3.03)	(3.04)	(0.09)	$13.77	(18.10)%	1.44%	(0.14)%	139%	$20,646
2017	$12.30	(0.02)	4.62	4.60	—	$16.90	37.40%	1.45%	(0.15)%	125%	$27,864
2016	$13.06	(0.01)	(0.66)	(0.67)	(0.09)	$12.30	(5.03)%	1.44%	(0.05)%	139%	$19,217
2015	$12.50	0.03	0.58	0.61	(0.05)	$13.06	4.84%	1.47%	0.20%	171%	$22,415
2014	$12.86	0.06	(0.25)	(0.19)	(0.17)	$12.50	(1.55)%	1.41%	0.40%	134%	$22,304
A Class
2018	$16.18	(0.10)	(2.89)	(2.99)	(0.01)	$13.18	(18.48)%	1.89%	(0.59)%	139%	$2,338
2017	$11.83	(0.08)	4.43	4.35	—	$16.18	36.77%	1.90%	(0.60)%	125%	$4,661
2016	$12.56	(0.06)	(0.63)	(0.69)	(0.04)	$11.83	(5.44)%	1.89%	(0.50)%	139%	$5,193
2015	$12.03	(0.03)	0.56	0.53	—	$12.56	4.32%	1.92%	(0.25)%	171%	$6,596
2014	$12.36	(0.01)	(0.22)	(0.23)	(0.10)	$12.03	(1.92)%	1.86%	(0.05)%	134%	$5,576

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$15.85	(0.21)	(2.82)	(3.03)	—	$12.82	(19.12)%	2.64%	(1.34)%	139%	$650
2017	$11.67	(0.18)	4.36	4.18	—	$15.85	35.82%	2.65%	(1.35)%	125%	$881
2016	$12.45	(0.15)	(0.63)	(0.78)	—	$11.67	(6.19)%	2.64%	(1.25)%	139%	$872
2015	$12.01	(0.12)	0.56	0.44	—	$12.45	3.58%	2.67%	(1.00)%	171%	$720
2014	$12.39	(0.10)	(0.23)	(0.33)	(0.05)	$12.01	(2.74)%	2.61%	(0.80)%	134%	$456
R Class
2018	$16.35	(0.12)	(2.93)	(3.05)	—	$13.30	(18.65)%	2.14%	(0.84)%	139%	$205
2017	$11.98	(0.11)	4.48	4.37	—	$16.35	36.36%	2.15%	(0.85)%	125%	$70
2016	$12.73	(0.10)	(0.64)	(0.74)	(0.01)	$11.98	(5.69)%	2.14%	(0.75)%	139%	$161
2015	$12.22	(0.08)	0.59	0.51	—	$12.73	4.09%	2.17%	(0.50)%	171%	$179
2014	$12.55	(0.05)	(0.22)	(0.27)	(0.06)	$12.22	(2.19)%	2.11%	(0.30)%	134%	$374

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Discovery Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Discovery Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

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Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

33

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

The fund hereby designates $331,353, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $7,565,416 and foreign taxes paid of $642,707, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.2520 and $0.0214, respectively.

The fund utilized earnings and profits of $331,353 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91031 1901

Annual Report

November 30, 2018

International Growth Fund
Investor Class (TWIEX)
I Class (TGRIX)
Y Class (ATYGX)
A Class (TWGAX)
C Class (AIWCX)
R Class (ATGRX)
R5 Class (ATGGX)
R6 Class (ATGDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Global Growth Divergence Drives Disparity in Stock Returns

The synchronization of global economic growth, which helped deliver robust gains for global stocks in 2017, unraveled as the 12-month period unfolded. The U.S. economy continued to expand at a healthy pace, but other regions experienced notable slowdowns. Similarly, stocks advanced in the U.S. but generally declined elsewhere.

In Europe, the threat of global tariffs from the U.S. dampened business sentiment and corporate earnings growth. In addition, uncertainties surrounding Brexit negotiations, Italy’s fiscal woes, and civil unrest in France weighed on economic and earnings growth outlooks and stock performance. Meanwhile, Japan’s economy contracted late in the period, largely due to the effects of several natural disasters, which curtailed personal and business spending. Global trade tensions also pressured Japan’s growth outlook.

After starting strong, emerging markets stocks quickly reversed course. The key culprits included rising U.S. interest rates, U.S.-China tariffs, and global trade-policy uncertainty. In addition, a strong U.S. dollar, falling oil prices, and several country-specific events weighed on the asset class. Late in the period, prospects for a tariff truce between the U.S. and China, along with dovish comments from the Federal Reserve, sparked a November rally among emerging markets stocks.

Overall, U.S. stocks, as measured by the S&P 500 Index, returned 6.27% for the 12 months. Non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, declined 7.94%. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 9.09%.

Looking ahead, investors face a backdrop of uneven global growth, heightened market volatility, and lingering geopolitical uncertainties. But it’s often these challenging markets that produce the most compelling investment opportunities. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	-9.23%	1.51%	8.36%	—	5/9/91
MSCI EAFE Index	—	-7.94%	1.84%	7.47%	—	—
MSCI EAFE Growth Index	—	-6.88%	2.96%	8.26%	—	—
I Class	TGRIX	-9.12%	1.70%	8.57%	—	11/20/97
Y Class	ATYGX	-8.95%	—	—	5.42%	4/10/17
A Class	TWGAX					10/2/96
No sales charge		-9.45%	1.24%	8.09%	—
With sales charge		-14.68%	0.05%	7.46%	—
C Class	AIWCX	-10.12%	0.49%	7.28%	—	6/4/01
R Class	ATGRX	-9.68%	1.00%	7.83%	—	8/29/03
R5 Class	ATGGX	-9.03%	—	—	5.28%	4/10/17
R6 Class	ATGDX	-8.93%	1.86%	—	3.46%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $22,339

MSCI EAFE Index — $20,560

MSCI EAFE Growth Index — $22,130

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.17%	0.97%	0.82%	1.42%	2.17%	1.67%	0.97%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi and Jim Zhao
In September 2018, portfolio manager James Gendelman left the International Growth management team.

Performance Summary
International Growth returned -9.23%* for the fiscal year ended November 30, 2018, compared with the -7.94% return of its benchmark, the MSCI EAFE Index.
International Growth declined during the fiscal year, underperforming its benchmark, the MSCI EAFE Index. Security selection in the consumer staples and materials sectors detracted from relative performance, while holdings in the financials sector contributed. From a geographic perspective, U.K.- and Canada-based stocks weighed on returns, whereas stock selection in Germany lifted returns.
Non-U.S. equities, pressured by several global macroeconomic trends, significantly underperformed U.S. equities for the period. Rising concerns about decelerating earnings growth, Brexit uncertainty, potential trade war escalation, and slowing growth in China weighed on investor sentiment. In the last three months of the period, we saw the market rotate into low-volatility defensive stocks at the expense of cyclicals and high-growth stocks. The sell-off, which did not spare companies with good fundamentals and strong quarterly earnings, erased the year’s earlier gains. Although the shift to perceived safe havens has created a headwind, we remain confident in our bottom-up process, which focuses on identifying companies with accelerating, sustainable growth.
Consumer Staples and Stocks Exposed to Cyclical Industries Detracted
Consumer staples holdings weighed on the fund’s performance. Stock of tobacco firm Swedish Match fell after the U.S. Food and Drug Administration announced its plan to ban flavored cigars. We think the sell-off was an overreaction based on a worst-case scenario for cigars. Our focus is on the company’s higher-margin ZYN product as a growth driver. We believe the market opportunity in the U.S. for this vaping alternative is expanding, and a European product launch is expected in 2020.

Security selection in the materials sector also detracted. Mining company First Quantum Minerals’ stock weakened as concerns about a global growth slowdown weighed on the price of copper. We exited the position when evidence of weakening demand became more apparent.

Bombardier’s stock declined significantly after the airplane and train manufacturer’s free cash flow forecasts disappointed. Our thesis was that improvements in business jet demand and the commercial aircraft division would drive free cash flow growth, but our confidence in this outcome diminished, and we sold our position.

Stock of automotive supplier Valeo weakened after the company reduced its forward-looking guidance due to delays in the conversion of its backlog. New emissions standards regulations in Europe, which have caused a disruption in automotive production as vehicles move through the qualification process, and weakening demand in China have clouded the earnings outlook. We sold the position.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Earnings-Driven Stock Choices Boosted Relative Returns
Stock selection in the financials sector aided the fund’s relative returns as our process steered us to avoid most European banks, which underperformed. Industrials holdings, including MonotaRO, also bolstered the fund’s relative returns. The online industrial product distributor’s stock rose as the company reported better-than-expected second-quarter results followed by several better-than-expected monthly sales reports. The company also reported strong growth in new customer acquisition as it continues to lead the industry transition to online in Japan.
Lonza Group’s stock advanced after it reported ahead-of-expectations results, beating both revenue and earnings estimates. The contract manufacturer and producer of biologics continues to benefit from increased outsourcing by the pharmaceutical industry. In addition, Lonza is beginning to realize strong synergies from its Capsugel acquisition. Management raised full-year revenue guidance and margin targets.
Stock of CyberAgent, the Japan-based internet company, rose on strong earnings driven by robust performance in the advertising business, creation of hit titles in the game business, a rebound in existing game sales, and announced plans for a collaborative title with Nintendo. CyberAgent also reported an upward trend in monthly active users, daily active users, and average viewing time for AbemaTV.
Outlook
Despite the challenging market environment, we continue to focus on our disciplined process of identifying companies with accelerating, sustainable growth, where we see upside to consensus estimates. Our process has led us to focus on companies with intrinsic growth drivers that are not dependent on economic improvement. At period-end, the fund’s largest overweight positions relative to the benchmark were in the consumer discretionary and information technology sectors. The shift to e-commerce combined with consumers’ desire for lifestyle improvement and wellness helped drive the consumer discretionary overweight. Athletic wear retailers are among those companies benefiting from these trends. Growth drivers affecting our positions within information technology include the advent of 5G, increased capital expenditure in automation, data, and data management, and the shift to online solutions in multiple industries. Already the largest underweight in the fund, our financials weighting shrank further with the sale of multiple European banks. The fund's industrials weighting also decreased due to mounting evidence of peaking revenue growth and margins in cyclical industries such as automobiles, semiconductors, and construction. These data points increased our concerns over decelerating earnings growth and possible negative earnings revisions.
The fund’s largest regional weighting remains Europe. We continue to be underweight in Asia, especially Japan, partly because the MSCI EAFE Index skews heavily toward financials and automobile stocks.

6

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Lonza Group AG	2.7%
AstraZeneca plc	2.7%
AIA Group Ltd.	2.6%
Diageo plc	2.4%
CSL Ltd.	2.2%
London Stock Exchange Group plc	2.0%
Danone SA	2.0%
Shiseido Co. Ltd.	1.8%
Royal Dutch Shell plc, A Shares	1.7%
Bunzl plc	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Other Assets and Liabilities	0.6%

Investments by Country	% of net assets
United Kingdom	21.2%
Japan	16.8%
France	9.1%
Sweden	6.6%
Germany	5.5%
Switzerland	4.9%
Netherlands	4.6%
Australia	4.2%
China	3.7%
Spain	3.1%
Hong Kong	2.6%
Canada	2.6%
Belgium	2.5%
Ireland	2.4%
Denmark	2.4%
Brazil	2.1%
Other Countries	5.1%
Other Assets and Liabilities	0.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$865.40	$5.47	1.17%
I Class	$1,000	$865.30	$4.54	0.97%
Y Class	$1,000	$866.80	$3.84	0.82%
A Class	$1,000	$863.70	$6.63	1.42%
C Class	$1,000	$860.70	$10.12	2.17%
R Class	$1,000	$862.90	$7.80	1.67%
R5 Class	$1,000	$866.10	$4.54	0.97%
R6 Class	$1,000	$866.70	$3.84	0.82%
Hypothetical
Investor Class	$1,000	$1,019.20	$5.92	1.17%
I Class	$1,000	$1,020.21	$4.91	0.97%
Y Class	$1,000	$1,020.96	$4.15	0.82%
A Class	$1,000	$1,017.95	$7.18	1.42%
C Class	$1,000	$1,014.19	$10.96	2.17%
R Class	$1,000	$1,016.70	$8.44	1.67%
R5 Class	$1,000	$1,020.21	$4.91	0.97%
R6 Class	$1,000	$1,020.96	$4.15	0.82%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 99.4%
Australia — 4.2%
Aristocrat Leisure Ltd.	493,530	$8,537,342
CSL Ltd.	232,920	30,330,692
Treasury Wine Estates Ltd.	1,747,540	18,212,692
		57,080,726
Austria — 1.5%
Erste Group Bank AG(1)	508,152	20,057,635
Belgium — 2.5%
KBC Group NV	228,230	16,425,211
Umicore SA	413,500	17,954,007
		34,379,218
Brazil — 2.1%
Localiza Rent a Car SA	2,273,200	15,818,933
Magazine Luiza SA	287,900	12,256,782
		28,075,715
Canada — 2.6%
Canada Goose Holdings, Inc.(1)	238,550	16,066,342
Canadian Pacific Railway Ltd.	49,330	10,433,314
Nutrien Ltd.	158,580	8,168,604
		34,668,260
China — 3.7%
Alibaba Group Holding Ltd. ADR(1)	97,120	15,622,723
ANTA Sports Products Ltd.	3,460,000	15,789,551
Huazhu Group Ltd. ADR	208,258	6,568,457
Tencent Holdings Ltd.	312,900	12,550,789
		50,531,520
Denmark — 2.4%
Chr Hansen Holding A/S	204,610	18,478,721
DSV A/S	96,419	7,379,519
Novozymes A/S, B Shares	142,690	6,646,680
		32,504,920
Finland — 1.2%
Neste Oyj	205,780	16,099,664
France — 9.1%
Accor SA	301,570	13,389,811
Danone SA	356,840	26,706,471
Eurofins Scientific SE	18,310	7,968,321
Kering SA	29,390	12,871,964
Peugeot SA	410,400	9,021,893
Thales SA	134,300	16,526,231
TOTAL SA	214,880	11,961,964
Ubisoft Entertainment SA(1)	171,850	14,073,680

10

	Shares	Value
Vivendi SA	429,980	$10,734,422
		123,254,757
Germany — 5.5%
adidas AG	76,050	16,773,741
Aroundtown SA	1,146,480	9,830,367
Deutsche Boerse AG	138,640	17,720,087
HUGO BOSS AG	69,600	4,804,979
Symrise AG	254,890	20,564,176
Wirecard AG	28,790	4,353,238
		74,046,588
Hong Kong — 2.6%
AIA Group Ltd.	4,386,600	35,979,785
India — 0.7%
HDFC Bank Ltd.	294,580	8,988,164
Indonesia — 0.2%
Bank Central Asia Tbk PT	1,536,500	2,798,519
Ireland — 2.4%
CRH plc	538,040	14,869,506
ICON plc(1)	24,660	3,568,795
Kerry Group plc, A Shares	140,550	14,528,749
		32,967,050
Japan — 16.8%
Anritsu Corp.	678,000	11,125,879
CyberAgent, Inc.	269,000	12,279,224
Daikin Industries Ltd.	75,700	8,417,601
Don Quijote Holdings Co. Ltd.	224,400	13,620,585
Fast Retailing Co. Ltd.	25,400	13,210,730
Keyence Corp.	35,300	19,155,882
Komatsu Ltd.	253,900	6,783,938
MonotaRO Co. Ltd.	507,000	13,748,632
Obic Co. Ltd.	98,300	8,502,124
Recruit Holdings Co. Ltd.	650,700	17,918,745
Shiseido Co. Ltd.	389,300	24,798,982
Sony Corp.	262,500	13,895,969
Sysmex Corp.	165,300	8,821,685
TDK Corp.	172,700	13,771,335
Terumo Corp.	284,100	16,730,903
Unicharm Corp.	345,300	10,817,208
ZOZO, Inc.	652,000	14,517,186
		228,116,608
Netherlands — 4.6%
Akzo Nobel NV	87,780	7,399,134
ASML Holding NV	110,880	18,853,474
Heineken NV	123,835	11,335,231
InterXion Holding NV(1)	276,670	17,228,241
QIAGEN NV(1)	216,975	7,689,594
		62,505,674

11

	Shares	Value
Russia — 0.7%
Yandex NV, A Shares(1)	322,730	$9,520,535
Spain — 3.1%
Amadeus IT Group SA	246,770	17,726,887
CaixaBank SA	2,879,350	11,896,759
Cellnex Telecom SA	468,210	13,009,635
		42,633,281
Sweden — 6.6%
Epiroc AB, A Shares(1)	1,063,163	8,725,116
Hexagon AB, B Shares	318,890	15,939,278
Lundin Petroleum AB	498,580	13,165,409
Spotify Technology SA(1)	31,940	4,355,977
Swedbank AB, A Shares	723,260	16,821,343
Swedish Match AB	322,030	12,591,823
Telefonaktiebolaget LM Ericsson, B Shares	2,147,180	17,950,036
		89,548,982
Switzerland — 4.9%
Lonza Group AG(1)	114,850	37,242,270
Novartis AG	200,920	18,341,300
Straumann Holding AG	17,630	10,791,489
		66,375,059
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,515,000	11,075,120
United Kingdom — 21.2%
ASOS plc(1)	115,986	7,359,577
Associated British Foods plc	470,573	14,545,547
AstraZeneca plc	465,820	36,411,517
Aviva plc	1,401,615	7,273,780
B&M European Value Retail SA	3,429,139	15,268,505
Bunzl plc	713,500	22,015,795
Burberry Group plc	289,140	6,550,778
Coca-Cola HBC AG(1)	330,700	9,839,443
Compass Group plc	785,039	16,798,521
Diageo plc	886,860	31,951,383
Intertek Group plc	342,577	20,557,422
Just Eat plc(1)	730,724	5,429,999
London Stock Exchange Group plc	532,110	27,361,601
Melrose Industries plc	2,630,970	5,958,140
Reckitt Benckiser Group plc	175,060	14,564,644
Royal Dutch Shell plc, A Shares	757,027	22,895,100
Standard Chartered plc	1,011,780	7,864,064
Tesco plc	5,990,890	15,109,639
		287,755,455
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $1,226,602,604)		1,348,963,235
OTHER ASSETS AND LIABILITIES — 0.6%		8,582,560
TOTAL NET ASSETS — 100.0%		$1,357,545,795

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	17.7%
Consumer Staples	15.2%
Health Care	13.2%
Financials	12.7%
Information Technology	11.4%
Industrials	11.3%
Materials	6.9%
Communication Services	5.5%
Energy	4.8%
Real Estate	0.7%
Other Assets and Liabilities	0.6%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $1,226,602,604)	$1,348,963,235
Foreign currency holdings, at value (cost of $628,336)	626,596
Receivable for investments sold	14,801,871
Receivable for capital shares sold	882,150
Dividends and interest receivable	2,944,503
Other assets	85,723
1,368,304,078

Liabilities
Disbursements in excess of demand deposit cash	2,317,060
Payable for investments purchased	6,113,021
Payable for capital shares redeemed	951,630
Accrued management fees	1,307,589
Distribution and service fees payable	18,454
Accrued foreign taxes	50,529
10,758,283

Net Assets	$1,357,545,795

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,124,180,126
Distributable earnings	233,365,669
$1,357,545,795

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,173,093,630	99,172,761	$11.83
I Class, $0.01 Par Value	$67,676,521	5,752,710	$11.76
Y Class, $0.01 Par Value	$6,176,861	524,429	$11.78
A Class, $0.01 Par Value	$64,784,186	5,439,269	$11.91*
C Class, $0.01 Par Value	$4,268,386	371,514	$11.49
R Class, $0.01 Par Value	$3,225,695	268,443	$12.02
R5 Class, $0.01 Par Value	$5,440	462	$11.77
R6 Class, $0.01 Par Value	$38,315,076	3,255,157	$11.77
*Maximum offering price $12.64 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,444,000)	$27,887,116
Interest	203,954
28,091,070

Expenses:
Management fees	17,882,095
Distribution and service fees:
A Class	190,347
C Class	63,029
R Class	18,508
Directors' fees and expenses	43,673
Other expenses	87,311
18,284,963

Net investment income (loss)	9,806,107

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(21,404))	109,839,904
Foreign currency translation transactions	(209,242)
109,630,662

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $26,177)	(257,472,414)
Translation of assets and liabilities in foreign currencies	(90,680)
(257,563,094)

Net realized and unrealized gain (loss)	(147,932,432)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(138,126,325)

 See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$9,806,107	$12,286,535
Net realized gain (loss)	109,630,662	125,630,001
Change in net unrealized appreciation (depreciation)	(257,563,094)	280,030,676
Net increase (decrease) in net assets resulting from operations	(138,126,325)	417,947,212

Distributions to Shareholders
From earnings:
Investor Class	(76,415,742)	(5,994,029)
I Class	(5,107,583)	(404,902)
Y Class	(2,854)	—
A Class	(4,086,063)	(256,085)
C Class	(324,175)	—
R Class	(180,431)	—
R5 Class	(350)	—
R6 Class	(1,801,202)	(317,212)
Decrease in net assets from distributions	(87,918,400)	(6,972,228)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	17,365,423	(290,117,289)

Redemption Fees
Increase in net assets from redemption fees	—	15,070

Net increase (decrease) in net assets	(208,679,302)	120,872,765

Net Assets
Beginning of period	1,566,225,097	1,445,352,332
End of period	$1,357,545,795	$1,566,225,097

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 22% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Growth Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.500%	1.16%
I Class	0.850% to 1.300%	0.96%
Y Class	0.700% to 1.150%	0.81%
A Class	1.050% to 1.500%	1.16%
C Class	1.050% to 1.500%	1.16%
R Class	1.050% to 1.500%	1.16%
R5 Class	0.850% to 1.300%	0.96%
R6 Class	0.700% to 1.150%	0.81%

19

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,789,681 and $1,354,977, respectively. The effect of interfund transactions on the Statement of Operations was $(189,371) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $1,061,187,285 and $1,123,527,742, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,150,000,000		900,000,000
Sold	6,514,994	$87,319,961	9,241,163	$110,317,323
Issued in reinvestment of distributions	5,636,081	74,377,220	552,236	5,837,134
Redeemed	(11,335,729)	(151,348,295)	(27,819,284)	(341,059,230)
	815,346	10,348,886	(18,025,885)	(224,904,773)
I Class/Shares Authorized	80,000,000		80,000,000
Sold	2,352,108	31,525,036	7,040,337	84,877,441
Issued in reinvestment of distributions	375,314	4,920,195	38,562	404,902
Redeemed	(3,575,764)	(46,693,872)	(6,112,035)	(76,557,575)
	(848,342)	(10,248,641)	966,864	8,724,768
Y Class/Shares Authorized	25,000,000		50,000,000
Sold	684,641	8,989,207	436	5,000
Issued in reinvestment of distributions	211	2,854	—	—
Redeemed	(160,859)	(1,974,982)	—	—
	523,993	7,017,079	436	5,000
A Class/Shares Authorized	70,000,000		70,000,000
Sold	1,051,613	14,187,925	853,399	10,384,738
Issued in reinvestment of distributions	301,770	4,018,061	23,420	249,663
Redeemed	(1,531,409)	(20,651,991)	(5,500,584)	(64,648,352)
	(178,026)	(2,446,005)	(4,623,765)	(54,013,951)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	121,747	1,629,831	100,907	1,269,287
Issued in reinvestment of distributions	23,686	306,426	—	—
Redeemed	(276,249)	(3,605,194)	(251,483)	(2,905,747)
	(130,816)	(1,668,937)	(150,576)	(1,636,460)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	67,863	926,078	102,324	1,268,493
Issued in reinvestment of distributions	12,462	167,835	—	—
Redeemed	(69,684)	(948,193)	(132,853)	(1,636,095)
	10,641	145,720	(30,529)	(367,602)
R5 Class/Shares Authorized	20,000,000		50,000,000
Sold	—	—	436	5,000
Issued in reinvestment of distributions	26	350	—	—
	26	350	436	5,000
R6 Class/Shares Authorized	40,000,000		50,000,000
Sold	2,069,352	27,346,479	1,263,843	16,186,454
Issued in reinvestment of distributions	137,501	1,801,202	30,211	317,212
Redeemed	(1,122,461)	(14,930,710)	(2,723,909)	(34,432,937)
	1,084,392	14,216,971	(1,429,855)	(17,929,271)
Net increase (decrease)	1,277,214	$17,365,423	(23,292,874)	$(290,117,289)

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class and R5 Class.

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$16,066,342	$18,601,918	—
China	22,191,180	28,340,340	—
Ireland	3,568,795	29,398,255	—
Netherlands	24,917,835	37,587,839	—
Russia	9,520,535	—	—
Sweden	4,355,977	85,193,005	—
Other Countries	—	1,069,221,214	—
	$80,620,664	$1,268,342,571	—

The fund may hold financial instruments at their inherent carrying value for financial statement purposes, which approximates fair value.  As of period end, the fund’s disbursements in excess of demand deposit cash were classified as Level 2.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

22

8. Federal Tax Information

On December 18, 2018, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 17, 2018 of $1.0684 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 18, 2018, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2018:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.1230	$0.1454	$0.1622	$0.0950	$0.0110	$0.0670	$0.1454	$0.1622

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$14,923,298	$6,972,228
Long-term capital gains	$72,995,102	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,228,059,323
Gross tax appreciation of investments	$187,664,669
Gross tax depreciation of investments	(66,760,757)
Net tax appreciation (depreciation) of investments	120,903,912
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(101,779)
Net tax appreciation (depreciation)	$120,802,133
Undistributed ordinary income	$9,752,908
Accumulated long-term gains	$118,242,571
Post-October capital loss deferral	$(15,431,943)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$13.80	0.08	(1.28)	(1.20)	(0.13)	(0.64)	(0.77)	$11.83	(9.23)%	1.17%	0.62%	69%	$1,173,094
2017	$10.56	0.10	3.19	3.29	(0.05)	—	(0.05)	$13.80	31.32%	1.17%	0.80%	57%	$1,357,353
2016	$12.25	0.09	(1.10)	(1.01)	(0.06)	(0.62)	(0.68)	$10.56	(8.59)%	1.18%	0.83%	70%	$1,229,531
2015	$13.40	0.07	(0.34)	(0.27)	(0.08)	(0.80)	(0.88)	$12.25	(1.86)%	1.17%	0.62%	62%	$1,432,784
2014	$13.78	0.10	—(3)	0.10	(0.20)	(0.28)	(0.48)	$13.40	0.80%	1.18%	0.74%	75%	$1,521,655
I Class
2018	$13.74	0.10	(1.28)	(1.18)	(0.16)	(0.64)	(0.80)	$11.76	(9.12)%	0.97%	0.82%	69%	$67,677
2017	$10.51	0.13	3.17	3.30	(0.07)	—	(0.07)	$13.74	31.64%	0.97%	1.00%	57%	$90,679
2016	$12.19	0.11	(1.09)	(0.98)	(0.08)	(0.62)	(0.70)	$10.51	(8.40)%	0.98%	1.03%	70%	$59,236
2015	$13.33	0.10	(0.34)	(0.24)	(0.10)	(0.80)	(0.90)	$12.19	(1.63)%	0.97%	0.82%	62%	$70,422
2014	$13.73	0.14	(0.03)	0.11	(0.23)	(0.28)	(0.51)	$13.33	0.91%	0.98%	0.94%	75%	$138,527
Y Class
2018	$13.75	0.15	(1.30)	(1.15)	(0.18)	(0.64)	(0.82)	$11.78	(8.95)%	0.82%	0.97%	69%	$6,177
2017(4)	$11.48	0.09	2.18	2.27	—	—	—	$13.75	19.77%	0.82%(5)	1.14%(5)	57%(6)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$13.88	0.05	(1.29)	(1.24)	(0.09)	(0.64)	(0.73)	$11.91	(9.45)%	1.42%	0.37%	69%	$64,784
2017	$10.63	0.06	3.22	3.28	(0.03)	—	(0.03)	$13.88	30.88%	1.42%	0.55%	57%	$77,983
2016	$12.32	0.06	(1.09)	(1.03)	(0.04)	(0.62)	(0.66)	$10.63	(8.73)%	1.43%	0.58%	70%	$108,847
2015	$13.48	0.07	(0.37)	(0.30)	(0.06)	(0.80)	(0.86)	$12.32	(2.13)%	1.42%	0.37%	62%	$141,175
2014	$13.86	0.07	(0.01)	0.06	(0.16)	(0.28)	(0.44)	$13.48	0.49%	1.43%	0.49%	75%	$301,164
C Class
2018	$13.42	(0.04)	(1.25)	(1.29)	—	(0.64)	(0.64)	$11.49	(10.12)%	2.17%	(0.38)%	69%	$4,268
2017	$10.33	(0.03)	3.12	3.09	—	—	—	$13.42	29.91%	2.17%	(0.20)%	57%	$6,743
2016	$12.04	(0.02)	(1.07)	(1.09)	—	(0.62)	(0.62)	$10.33	(9.43)%	2.18%	(0.17)%	70%	$6,743
2015	$13.22	(0.05)	(0.33)	(0.38)	—	(0.80)	(0.80)	$12.04	(2.81)%	2.17%	(0.38)%	62%	$10,402
2014	$13.58	(0.03)	(0.02)	(0.05)	(0.03)	(0.28)	(0.31)	$13.22	(0.29)%	2.18%	(0.26)%	75%	$10,129
R Class
2018	$14.00	0.02	(1.30)	(1.28)	(0.06)	(0.64)	(0.70)	$12.02	(9.68)%	1.67%	0.12%	69%	$3,226
2017	$10.72	0.03	3.25	3.28	—	—	—	$14.00	30.60%	1.67%	0.30%	57%	$3,609
2016	$12.43	0.04	(1.12)	(1.08)	(0.01)	(0.62)	(0.63)	$10.72	(9.00)%	1.68%	0.33%	70%	$3,090
2015	$13.59	0.02	(0.35)	(0.33)	(0.03)	(0.80)	(0.83)	$12.43	(2.31)%	1.67%	0.12%	62%	$3,313
2014	$13.96	0.03	(0.01)	0.02	(0.11)	(0.28)	(0.39)	$13.59	0.25%	1.68%	0.24%	75%	$2,195

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$13.73	0.11	(1.27)	(1.16)	(0.16)	(0.64)	(0.80)	$11.77	(9.03)%	0.97%	0.82%	69%	$5
2017(4)	$11.48	0.08	2.17	2.25	—	—	—	$13.73	19.60%	0.97%(5)	0.99%(5)	57%(6)	$6
R6 Class
2018	$13.75	0.14	(1.29)	(1.15)	(0.19)	(0.64)	(0.83)	$11.77	(8.93)%	0.82%	0.97%	69%	$38,315
2017	$10.53	0.15	3.16	3.31	(0.09)	—	(0.09)	$13.75	31.68%	0.82%	1.15%	57%	$29,846
2016	$12.20	0.14	(1.10)	(0.96)	(0.09)	(0.62)	(0.71)	$10.53	(8.19)%	0.83%	1.18%	70%	$37,903
2015	$13.34	0.11	(0.33)	(0.22)	(0.12)	(0.80)	(0.92)	$12.20	(1.50)%	0.82%	0.97%	62%	$48,887
2014	$13.74	0.13	—(3)	0.13	(0.25)	(0.28)	(0.53)	$13.34	1.10%	0.83%	1.09%	75%	$8,411

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through November 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

The fund hereby designates $72,995,102, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $30,270,128 and foreign taxes paid of $2,383,002, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.2637 and $0.0208, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91027 1901

Annual Report

November 30, 2018

International Opportunities Fund
Investor Class (AIOIX)
I Class (ACIOX)
A Class (AIVOX)
C Class (AIOCX)
R Class (AIORX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Global Growth Divergence Drives Disparity in Stock Returns

The synchronization of global economic growth, which helped deliver robust gains for global stocks in 2017, unraveled as the 12-month period unfolded. The U.S. economy continued to expand at a healthy pace, but other regions experienced notable slowdowns. Similarly, stocks advanced in the U.S. but generally declined elsewhere.

In Europe, the threat of global tariffs from the U.S. dampened business sentiment and corporate earnings growth. In addition, uncertainties surrounding Brexit negotiations, Italy’s fiscal woes, and civil unrest in France weighed on economic and earnings growth outlooks and stock performance. Meanwhile, Japan’s economy contracted late in the period, largely due to the effects of several natural disasters, which curtailed personal and business spending. Global trade tensions also pressured Japan’s growth outlook.

After starting strong, emerging markets stocks quickly reversed course. The key culprits included rising U.S. interest rates, U.S.-China tariffs, and global trade-policy uncertainty. In addition, a strong U.S. dollar, falling oil prices, and several country-specific events weighed on the asset class. Late in the period, prospects for a tariff truce between the U.S. and China, along with dovish comments from the Federal Reserve, sparked a November rally among emerging markets stocks.

Overall, U.S. stocks, as measured by the S&P 500 Index, returned 6.27% for the 12 months. Non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, declined 7.94%. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 9.09%.

Looking ahead, investors face a backdrop of uneven global growth, heightened market volatility, and lingering geopolitical uncertainties. But it’s often these challenging markets that produce the most compelling investment opportunities. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AIOIX	-13.98%	3.77%	11.94%	—	6/1/01
MSCI ACWI ex-U.S. Small Cap Growth Index	—	-10.71%	3.87%	11.49%	—	—
I Class	ACIOX	-13.81%	3.95%	12.17%	—	1/9/03
A Class	AIVOX					3/1/10
No sales charge		-14.25%	3.50%	—	8.29%
With sales charge		-19.17%	2.28%	—	7.55%
C Class	AIOCX	-14.93%	2.72%	—	7.49%	3/1/10
R Class	AIORX	-14.46%	3.24%	—	8.02%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $30,901

MSCI ACWI ex-U.S. Small Cap Growth Index — $29,694

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.55%	1.35%	1.80%	2.55%	2.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Portfolio Commentary
Portfolio Managers: Trevor Gurwich, Federico Laffan, and Pratik Patel
Pratik Patel joined the fund's management team in February 2018.
Performance Summary
International Opportunities returned -13.98* for the 12 months ended November 30, 2018. The portfolio’s benchmark, the MSCI ACWI ex-U.S. Small Cap Growth Index, returned -10.71% for the same period.

Worries about moderating economic growth in Europe and China and trade policy uncertainties created headwinds for non-U.S. small-cap stocks, which ended the 12-month period lower. Small-cap non-U.S. stocks lagged their large-cap counterparts, largely due to relatively weak performance among small-cap stocks in Asia. Within the portfolio, stock selection hurt performance relative to the benchmark, especially in the industrials and consumer discretionary sectors. Stock selection in materials and information technology aided relative performance. Regionally, investments in Japan, India, and the U.K. detracted from relative performance. Holdings in Brazil, Taiwan, and the Netherlands lifted relative results.

Building Products Supplier and IT Services Company Were Notable Detractors

Finetex EnE, a notable detractor in industrials, manufactures nanofibers used in specialized filters and technical textiles. The stock declined in early 2018 because of audit concerns. We initially held onto our position given the company’s rapid sales growth and long-term contracts. Nonetheless, the stock remained under pressure due to ongoing corporate governance issues. As a result, we exited the position.

Vakrangee was a prominent detractor in information technology. This IT services company operates a network of small rural-area outlets in India. These outlets provide one-stop shopping for banking and other services as well as hubs for ordering and receiving Amazon products. The stock was a strong performer for the portfolio in 2017. However, it declined in January 2018 after the company became the target of a Securities and Exchange Board of India investigation into price and volume manipulation. This investigation raised corporate governance concerns, and we sold the stock.

We also exited our investment in My EG Services, a provider of IT-based government services in Malaysia. The stock fell sharply in the second calendar quarter of 2018 on investor concerns about the company's large government exposure and perceived connection to Malaysia’s out-of-favor Barisan Nasional party. Tateru, a supplier of cloud-based real estate marketing services, also was a prominent detractor. The company's stock struggled on news that a prospective client’s credit approval was based on falsified bank statements. This news prompted a wider investigation that created near-term uncertainty for the stock. We exited the position to pursue investments with better risk/reward potential.

Multichannel Retail and Telecommunications Equipment Supplier Were Top Contributors

Our stock selection in metals and mining and construction materials drove outperformance in the materials sector. China Resources Cement Holdings, a top contributor in the materials sector, is a

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

leading supplier of cement and concrete in southern China. The stock rose after the company reported strong quarterly earnings performance stemming from solid volume growth and rising average selling prices.

Anritsu, a global supplier of telecommunications electronic equipment, was a standout performer in information technology. Anritsu reported solid revenue and earnings growth boosted by strong trends in its mobile and broadband businesses and increased spending on 5G services.

Elsewhere in the portfolio, Magazine Luiza, a multichannel retailer in Brazil, was a key contributor. The stock jumped in October, after the company released strong quarterly financial results and announced acceleration in its e-commerce sales. It is also benefiting from an improved economic environment in Brazil. TCI Company, another contributor, is a global supplier of nutritional supplements, capsules, and beauty products. The company reported robust revenue growth and improving profit margins, supported by its strong and growing business in China.

Outlook

The portfolio continues to invest in non-U.S. small- and mid-cap companies that we believe are demonstrating accelerating and sustainable growth. Our stock selection process continues to drive our sector and country allocations. The information technology sector remains a prominent overweight relative to the benchmark, although our stock selection process led us to scale back our weighting over the period. The health care sector is another notable overweight. We added to our exposure as we found opportunities among drugmakers and health care equipment and supply companies, primarily in Europe and Japan.

Our bottom-up investment process led to a relative underweight in communication services, a sector that replaced telecommunication services due to recent updates to the Global Industry Classification Standard. The portfolio also has relative underweight positions in consumer discretionary and consumer staples.

From a regional standpoint, Europe remains the portfolio’s largest weighting in absolute and relative terms. We continue to find attractive stock-specific opportunities in France, Italy, and Spain. We found fewer companies with accelerating earnings growth potential in Asia, which remains underweight relative to the benchmark.

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Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
ASR Nederland NV	1.6%
Aveva Group plc	1.6%
FinecoBank Banca Fineco SpA	1.6%
Canada Goose Holdings, Inc.	1.5%
WNS Holdings Ltd. ADR	1.5%
Anritsu Corp.	1.5%
Globant SA	1.3%
Systena Corp.	1.3%
Saab AB*	1.2%
Rotork plc	1.2%
*Includes all equity exposure held by the fund.

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Rights	0.1%
Total Equity Exposure	98.9%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.3)%

Investments by Country	% of net assets
Japan	23.4%
United Kingdom	15.7%
Canada	6.5%
France	6.4%
Australia	5.4%
Taiwan	4.0%
Sweden	3.8%
Germany	3.6%
Netherlands	3.6%
China	3.6%
South Korea	3.1%
Italy	2.9%
Switzerland	2.7%
India	2.7%
Spain	2.6%
Other Countries	8.9%
Cash and Equivalents*	1.1%
*Includes temporary cash investments and other assets and liabilities.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$809.20	$6.71	1.48%
I Class	$1,000	$810.30	$5.81	1.28%
A Class	$1,000	$807.70	$7.84	1.73%
C Class	$1,000	$804.70	$11.22	2.48%
R Class	$1,000	$806.70	$8.97	1.98%
Hypothetical
Investor Class	$1,000	$1,017.65	$7.49	1.48%
I Class	$1,000	$1,018.65	$6.48	1.28%
A Class	$1,000	$1,016.40	$8.74	1.73%
C Class	$1,000	$1,012.64	$12.51	2.48%
R Class	$1,000	$1,015.14	$10.00	1.98%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

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Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 98.8%
Argentina — 1.3%
Globant SA(1)	44,236	$2,594,441
Australia — 5.4%
Afterpay Touch Group Ltd.(1)	113,434	1,206,866
ALS Ltd.	298,500	1,589,254
Cleanaway Waste Management Ltd.	1,004,434	1,249,021
NEXTDC Ltd.(1)	316,840	1,499,229
Northern Star Resources Ltd.	378,974	2,214,619
Saracen Mineral Holdings Ltd.(1)	772,280	1,398,016
Seven Group Holdings Ltd.	112,074	1,304,382
		10,461,387
Austria — 1.3%
FACC AG	53,321	935,584
Wienerberger AG	75,099	1,685,423
		2,621,007
Belgium — 1.0%
Galapagos NV(1)	19,279	1,961,031
Brazil — 1.7%
Azul SA ADR(1)	75,424	2,035,694
Linx SA(1)	37,000	267,908
Magazine Luiza SA	25,404	1,081,526
		3,385,128
Canada — 6.5%
BRP, Inc.	62,957	2,243,167
Canada Goose Holdings, Inc.(1)	44,779	3,015,866
Descartes Systems Group, Inc. (The)(1)	46,743	1,376,626
FirstService Corp.	20,363	1,544,716
Kirkland Lake Gold Ltd.	97,857	2,028,361
Largo Resources Ltd.(1)	383,081	1,055,264
Parex Resources, Inc.(1)	114,561	1,414,929
		12,678,929
China — 3.6%
A-Living Services Co. Ltd., H Shares(1)	742,250	978,420
Baozun, Inc. ADR(1)	19,574	690,375
China Resources Cement Holdings Ltd.	1,720,000	1,679,036
GDS Holdings Ltd. ADR(1)	59,646	1,758,961
Li Ning Co. Ltd.(1)	1,737,500	1,870,196
		6,976,988
Denmark — 0.5%
Royal Unibrew A/S	13,851	1,003,251
Finland — 0.6%
Valmet Oyj	54,154	1,165,899
10

	Shares	Value
France — 6.4%
Euronext NV	23,489	$1,375,590
Gaztransport Et Technigaz SA	20,406	1,525,475
Korian SA	52,547	2,033,701
Rubis SCA	10,152	548,777
SOITEC(1)	22,020	1,352,701
Solutions 30 SE(1)	175,700	1,822,399
Teleperformance	11,563	1,919,607
Worldline SA(1)	36,404	1,946,413
		12,524,663
Germany — 3.6%
Carl Zeiss Meditec AG	30,524	2,107,618
Isra Vision AG	11,708	455,461
MorphoSys AG(1)	18,786	2,146,999
Rheinmetall AG	15,486	1,434,465
Scout24 AG	23,198	966,638
		7,111,181
Hong Kong — 0.5%
Melco International Development Ltd.	508,000	1,024,656
India — 2.7%
Bata India Ltd.	72,905	1,095,111
Graphite India Ltd.	89,971	1,206,957
WNS Holdings Ltd. ADR(1)	60,054	2,933,037
		5,235,105
Indonesia — 0.2%
Bank Tabungan Negara Persero Tbk PT	2,631,100	493,742
Ireland — 0.6%
Dalata Hotel Group plc	205,136	1,082,491
Italy — 2.9%
Amplifon SpA	67,988	1,142,852
FinecoBank Banca Fineco SpA	284,974	3,057,366
Moncler SpA	41,884	1,369,467
		5,569,685
Japan — 23.4%
Adastria Co. Ltd.	100,800	1,654,977
Ain Holdings, Inc.	19,400	1,499,279
Anritsu Corp.	178,700	2,932,440
Cosmos Pharmaceutical Corp.	9,800	1,993,317
Fancl Corp.	60,000	1,567,258
GMO Payment Gateway, Inc.	35,000	2,157,493
Ichikoh Industries Ltd.	137,400	901,484
KH Neochem Co. Ltd.	66,200	1,775,792
Lasertec Corp.	33,600	1,083,348
Modec, Inc.	63,400	1,577,809
Nabtesco Corp.	54,400	1,506,518
Nihon Kohden Corp.	68,300	2,235,423
Nihon M&A Center, Inc.	78,100	1,823,129

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	Shares	Value
Orix JREIT, Inc.	888	$1,444,863
Outsourcing, Inc.	63,100	797,426
Pigeon Corp.	31,000	1,277,870
Pressance Corp.	100,600	1,255,931
Rengo Co. Ltd.	154,500	1,311,143
Rohto Pharmaceutical Co. Ltd.	64,400	2,035,507
Sakata Seed Corp.	41,200	1,414,686
Sankyu, Inc.	20,500	961,283
Sawai Pharmaceutical Co. Ltd.	32,900	1,739,617
Seed Co. Ltd.	44,100	615,376
SHO-BOND Holdings Co. Ltd.	29,500	2,260,935
Solasto Corp.	86,200	1,097,359
Systena Corp.	200,400	2,579,257
Tadano Ltd.	86,500	1,038,330
Trust Tech, Inc.	60,200	1,730,391
Tsubakimoto Chain Co.	37,500	1,402,348
		45,670,589
Mexico — 0.7%
Alpek SAB de CV(1)	777,995	947,947
Gentera SAB de CV	553,216	408,244
		1,356,191
Netherlands — 3.6%
AMG Advanced Metallurgical Group NV	39,849	1,766,787
ASR Nederland NV	73,993	3,202,367
InterXion Holding NV(1)	33,817	2,105,785
		7,074,939
Norway — 0.5%
Aker BP ASA	33,697	959,501
South Korea — 3.1%
Cafe24 Corp.(1)	10,431	953,160
Dentium Co. Ltd.	18,259	1,140,411
Doosan Bobcat, Inc.	59,383	1,745,408
Fila Korea Ltd.	47,392	2,152,869
		5,991,848
Spain — 2.6%
Applus Services SA	90,971	1,093,687
Cellnex Telecom SA	36,989	1,027,773
Ence Energia y Celulosa SA	156,164	990,629
Inmobiliaria Colonial Socimi SA	97,142	976,575
Viscofan SA	16,287	931,081
		5,019,745
Sweden — 3.7%
Elekta AB, B Shares	182,403	2,204,365
Fabege AB	78,660	981,605
Paradox Interactive AB	27,855	399,823
Saab AB, B Shares	58,691	2,353,151

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	Shares	Value
Thule Group AB	68,135	$1,276,543
		7,215,487
Switzerland — 2.7%
Georg Fischer AG	1,296	1,008,651
Idorsia Ltd.(1)	54,024	1,027,326
Siegfried Holding AG(1)	4,333	1,546,616
Tecan Group AG	8,491	1,750,958
		5,333,551
Taiwan — 4.0%
Airtac International Group	44,000	470,815
Chailease Holding Co. Ltd.	509,220	1,587,214
Chroma ATE, Inc.	361,000	1,407,426
Eclat Textile Co. Ltd.	170,000	2,133,722
TCI Co. Ltd.	131,941	2,139,152
		7,738,329
United Kingdom — 15.7%
Abcam plc	107,183	1,557,004
Avast plc(1)	318,817	1,113,683
Aveva Group plc	96,702	3,160,918
Beazley plc	292,370	2,084,400
Burford Capital Ltd.	111,749	2,168,790
Dechra Pharmaceuticals plc	34,323	947,086
Electrocomponents plc	218,053	1,430,789
Fevertree Drinks plc	31,017	946,002
Hikma Pharmaceuticals plc	93,854	2,138,540
HomeServe plc	160,032	1,939,741
IG Group Holdings plc	121,951	919,646
Intermediate Capital Group plc	147,565	1,909,921
JD Sports Fashion plc	203,401	1,028,366
Nomad Foods Ltd.(1)	47,677	964,029
Rentokil Initial plc	508,846	2,147,543
Rotork plc	693,100	2,326,047
Seadrill Ltd.(1)	23,499	320,291
SSP Group plc	227,725	1,818,025
UNITE Group plc (The)	157,736	1,676,945
		30,597,766
TOTAL COMMON STOCKS (Cost $183,045,978)		192,847,530
RIGHTS — 0.1%
Sweden — 0.1%
Saab AB(1) (Cost $—)	51,186	201,176

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	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $2,209,381), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $2,166,314)		$2,165,953
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $495,012), at 1.05%, dated 11/30/18, due 12/3/18 (Delivery value $482,042)		482,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	740	740
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,648,693)		2,648,693
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $185,694,671)		195,697,399
OTHER ASSETS AND LIABILITIES — (0.3)%		(589,533)
TOTAL NET ASSETS — 100.0%		$195,107,866

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	19.9%
Information Technology	18.4%
Health Care	15.0%
Consumer Discretionary	13.4%
Financials	8.8%
Materials	8.5%
Consumer Staples	7.1%
Real Estate	3.3%
Energy	3.0%
Communication Services	1.2%
Utilities	0.3%
Cash and Equivalents*	1.1%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $185,694,671)	$195,697,399
Foreign currency holdings, at value (cost of $509,105)	509,071
Receivable for investments sold	1,006,669
Receivable for capital shares sold	1,319,517
Dividends and interest receivable	285,678
Other assets	51,032
198,869,366

Liabilities
Payable for investments purchased	3,156,702
Payable for capital shares redeemed	368,179
Accrued management fees	233,173
Distribution and service fees payable	3,446
3,761,500

Net Assets	$195,107,866

Net Assets Consist of:
Capital (par value and paid-in surplus)	$185,018,948
Distributable earnings	10,088,918
$195,107,866

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$131,042,661	14,047,882	$9.33
I Class, $0.01 Par Value	$53,223,852	5,640,538	$9.44
A Class, $0.01 Par Value	$8,130,580	879,783	$9.24*
C Class, $0.01 Par Value	$1,411,113	159,230	$8.86
R Class, $0.01 Par Value	$1,299,660	142,134	$9.14
*Maximum offering price $9.80 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $317,048)	$3,533,936
Interest	41,094
3,575,030

Expenses:
Management fees	3,627,054
Distribution and service fees:
A Class	30,461
C Class	22,859
R Class	6,187
Directors' fees and expenses	6,368
Other expenses	6,420
3,699,349
Fees waived(1)	(325,277)
3,374,072

Net investment income (loss)	200,958

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,179,668
Foreign currency translation transactions	(134,394)
3,045,274

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $133,236)	(38,664,370)
Translation of assets and liabilities in foreign currencies	(19,123)
(38,683,493)

Net realized and unrealized gain (loss)	(35,638,219)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(35,437,261)

(1)	Amount consists of $248,400, $53,661, $18,182, $3,389 and $1,645 for Investor Class, I Class, A Class, C Class and R Class, respectively.

 See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$200,958	$(214,314)
Net realized gain (loss)	3,045,274	19,289,221
Change in net unrealized appreciation (depreciation)	(38,683,493)	33,851,197
Net increase (decrease) in net assets resulting from operations	(35,437,261)	52,926,104

Distributions to Shareholders
From earnings:
Investor Class	(15,648,809)	(41,869)
I Class	(1,327,425)	(15,442)
A Class	(1,166,105)	—
C Class	(206,063)	—
R Class	(86,554)	—
Decrease in net assets from distributions	(18,434,956)	(57,311)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	58,663,854	6,185,364

Redemption Fees
Increase in net assets from redemption fees	—	11,161

Net increase (decrease) in net assets	4,791,637	59,065,318

Net Assets
Beginning of period	190,316,229	131,250,911
End of period	$195,107,866	$190,316,229

 See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From December 1, 2017 through July 31, 2018, the investment advisor agreed to waive 0.20% of the fund's management fee. Effective August 1, 2018, the investment advisor agreed to waive 0.02% of the fund's management fee and expected this waiver to continue until July 31, 2019.  The waiver cannot be terminated prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended November 30, 2018 are as follows:

	Management Fee Schedule Range*	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	1.400% to 1.550%	1.61%	1.47%
I Class	1.200% to 1.350%	1.41%	1.27%
A Class	1.400% to 1.550%	1.61%	1.47%
C Class	1.400% to 1.550%	1.61%	1.47%
R Class	1.400% to 1.550%	1.61%	1.47%
*Prior to August 1, 2018, the management fee schedule range was 1.400% to 2.000% for Investor Class, A Class, C Class and R Class and 1.200% to 1.800% for I Class.

20

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $270,980 and $175,701, respectively. The effect of interfund transactions on the Statement of Operations was $86,993 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $353,616,339 and $314,360,239, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	180,000,000		120,000,000
Sold	6,497,321	$74,175,520	4,116,295	$42,533,004
Issued in reinvestment of distributions	1,361,687	15,058,764	4,880	40,599
Redeemed	(7,504,994)	(82,714,974)	(3,173,740)	(31,170,405)
	354,014	6,519,310	947,435	11,403,198
I Class/Shares Authorized	50,000,000		50,000,000
Sold	6,668,295	75,104,632	853,290	8,851,517
Issued in reinvestment of distributions	116,500	1,312,375	1,838	15,442
Redeemed	(2,016,478)	(22,295,992)	(760,870)	(8,148,776)
	4,768,317	54,121,015	94,258	718,183
A Class/Shares Authorized	40,000,000		40,000,000
Sold	438,179	4,956,079	406,592	3,848,170
Issued in reinvestment of distributions	105,230	1,155,579	—	—
Redeemed	(749,566)	(8,232,465)	(999,803)	(10,089,192)
	(206,157)	(2,120,807)	(593,211)	(6,241,022)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	87,658	947,875	84,620	901,605
Issued in reinvestment of distributions	18,225	193,355	—	—
Redeemed	(160,969)	(1,683,628)	(62,567)	(612,643)
	(55,086)	(542,398)	22,053	288,962
R Class/Shares Authorized	30,000,000		30,000,000
Sold	70,738	783,772	18,549	185,040
Issued in reinvestment of distributions	7,945	86,554	—	—
Redeemed	(16,675)	(183,592)	(17,071)	(168,997)
	62,008	686,734	1,478	16,043
Net increase (decrease)	4,923,096	$58,663,854	472,013	$6,185,364

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$2,594,441	—	—
Brazil	2,035,694	$1,349,434	—
Canada	3,015,866	9,663,063	—
China	2,449,336	4,527,652	—
India	2,933,037	2,302,068	—
Netherlands	2,105,785	4,969,154	—
United Kingdom	1,284,320	29,313,446	—
Other Countries	—	124,304,234	—
Rights	—	201,176	—
Temporary Cash Investments	740	2,647,953	—
	$16,419,219	$179,278,180	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 18, 2018, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 17, 2018 of $0.2450 for the Investor Class, I Class, A Class, C Class and R Class.

On December 18, 2018, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2018:

Investor Class	I Class	A Class	C Class	R Class
$0.0541	$0.0715	$0.0324	—	$0.0107

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$6,196,120	$57,311
Long-term capital gains	$12,238,836	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $1,960,128 and distributable earnings $(1,960,128).

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$188,957,381
Gross tax appreciation of investments	$20,006,227
Gross tax depreciation of investments	(13,266,209)
Net tax appreciation (depreciation) of investments	6,740,018
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(28,066)
Net tax appreciation (depreciation)	$6,711,952
Undistributed ordinary income	$1,042,369
Accumulated long-term gains	$4,937,173
Post-October capital loss deferral	$(2,602,576)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$11.94	0.01	(1.51)	(1.50)	(0.06)	(1.05)	(1.11)	$9.33	(13.98)%	1.48%	1.62%	0.07%	(0.07)%	140%	$131,043
2017	$8.49	(0.01)	3.46	3.45	—(3)	—	—(3)	$11.94	40.69%	1.53%	1.73%	(0.11)%	(0.31)%	124%	$163,540
2016	$9.08	(0.01)	(0.36)	(0.37)	(0.08)	(0.14)	(0.22)	$8.49	(4.14)%	1.54%	1.74%	(0.07)%	(0.27)%	130%	$108,184
2015	$8.92	(0.03)	0.58	0.55	(0.02)	(0.37)	(0.39)	$9.08	6.67%	1.51%	1.71%	(0.33)%	(0.53)%	152%	$128,450
2014	$9.20	0.01	(0.26)	(0.25)	(0.03)	—	(0.03)	$8.92	(2.77)%	1.55%	1.75%	0.11%	(0.09)%	128%	$123,835
I Class
2018	$12.07	0.04	(1.54)	(1.50)	(0.08)	(1.05)	(1.13)	$9.44	(13.81)%	1.28%	1.42%	0.27%	0.13%	140%	$53,224
2017	$8.58	0.02	3.49	3.51	(0.02)	—	(0.02)	$12.07	41.01%	1.33%	1.53%	0.09%	(0.11)%	124%	$10,529
2016	$9.18	0.01	(0.38)	(0.37)	(0.09)	(0.14)	(0.23)	$8.58	(4.05)%	1.34%	1.54%	0.13%	(0.07)%	130%	$6,674
2015	$9.02	(0.01)	0.58	0.57	(0.04)	(0.37)	(0.41)	$9.18	6.82%	1.31%	1.51%	(0.13)%	(0.33)%	152%	$6,685
2014	$9.29	0.03	(0.27)	(0.24)	(0.03)	—	(0.03)	$9.02	(2.58)%	1.35%	1.55%	0.31%	0.11%	128%	$4,491

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$11.84	(0.02)	(1.50)	(1.52)	(0.03)	(1.05)	(1.08)	$9.24	(14.25)%	1.73%	1.87%	(0.18)%	(0.32)%	140%	$8,131
2017	$8.43	(0.03)	3.44	3.41	—	—	—	$11.84	40.45%	1.78%	1.98%	(0.36)%	(0.56)%	124%	$12,855
2016	$9.03	(0.03)	(0.37)	(0.40)	(0.06)	(0.14)	(0.20)	$8.43	(4.47)%	1.79%	1.99%	(0.32)%	(0.52)%	130%	$14,156
2015	$8.88	(0.05)	0.58	0.53	(0.01)	(0.37)	(0.38)	$9.03	6.48%	1.76%	1.96%	(0.58)%	(0.78)%	152%	$19,796
2014	$9.18	(0.01)	(0.27)	(0.28)	(0.02)	—	(0.02)	$8.88	(3.06)%	1.80%	2.00%	(0.14)%	(0.34)%	128%	$14,683
C Class
2018	$11.44	(0.10)	(1.43)	(1.53)	—	(1.05)	(1.05)	$8.86	(14.93)%	2.48%	2.62%	(0.93)%	(1.07)%	140%	$1,411
2017	$8.21	(0.11)	3.34	3.23	—	—	—	$11.44	39.46%	2.53%	2.73%	(1.11)%	(1.31)%	124%	$2,453
2016	$8.81	(0.09)	(0.36)	(0.45)	(0.01)	(0.14)	(0.15)	$8.21	(5.17)%	2.54%	2.74%	(1.07)%	(1.27)%	130%	$1,579
2015	$8.73	(0.12)	0.57	0.45	—(3)	(0.37)	(0.37)	$8.81	5.59%	2.51%	2.71%	(1.33)%	(1.53)%	152%	$1,479
2014	$9.07	(0.08)	(0.26)	(0.34)	—	—	—	$8.73	(3.75)%	2.55%	2.75%	(0.89)%	(1.09)%	128%	$713
R Class
2018	$11.72	(0.05)	(1.48)	(1.53)	—(3)	(1.05)	(1.05)	$9.14	(14.46)%	1.98%	2.12%	(0.43)%	(0.57)%	140%	$1,300
2017	$8.37	(0.06)	3.41	3.35	—	—	—	$11.72	40.02%	2.03%	2.23%	(0.61)%	(0.81)%	124%	$939
2016	$8.97	(0.05)	(0.37)	(0.42)	(0.04)	(0.14)	(0.18)	$8.37	(4.69)%	2.04%	2.24%	(0.57)%	(0.77)%	130%	$658
2015	$8.85	(0.07)	0.57	0.50	(0.01)	(0.37)	(0.38)	$8.97	6.09%	2.01%	2.21%	(0.83)%	(1.03)%	152%	$654
2014	$9.15	(0.04)	(0.25)	(0.29)	(0.01)	—	(0.01)	$8.85	(3.15)%	2.05%	2.25%	(0.39)%	(0.59)%	128%	$583

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Opportunities Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to both a permanent change to the fund's fee schedule that could have the effect of lowering the fund's annual unified

34

management fee by approximately 0.20%, beginning August 1, 2018, and a temporary reduction of the Fund's annual unified management fee of 0.02% (e.g., the Investor Class unified fee will be reduced from 1.73% to 1.51%).The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

The fund hereby designates $14,048,094, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

The fund hereby designates $5,233,468 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $3,806,648 and foreign taxes paid of $315,278, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.1824 and $0.0151 respectively.

The fund utilized earnings and profits of $1,960,128 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91032 1901

Annual Report

November 30, 2018

International Value Fund
Investor Class (ACEVX)
I Class (ACVUX)
A Class (MEQAX)
C Class (ACCOX)
R Class (ACVRX)
R6 Class (ACVDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Global Growth Divergence Drives Disparity in Stock Returns

The synchronization of global economic growth, which helped deliver robust gains for global stocks in 2017, unraveled as the 12-month period unfolded. The U.S. economy continued to expand at a healthy pace, but other regions experienced notable slowdowns. Similarly, stocks advanced in the U.S. but generally declined elsewhere.

In Europe, the threat of global tariffs from the U.S. dampened business sentiment and corporate earnings growth. In addition, uncertainties surrounding Brexit negotiations, Italy’s fiscal woes, and civil unrest in France weighed on economic and earnings growth outlooks and stock performance. Meanwhile, Japan’s economy contracted late in the period, largely due to the effects of several natural disasters, which curtailed personal and business spending. Global trade tensions also pressured Japan’s growth outlook.

After starting strong, emerging markets stocks quickly reversed course. The key culprits included rising U.S. interest rates, U.S.-China tariffs, and global trade-policy uncertainty. In addition, a strong U.S. dollar, falling oil prices, and several country-specific events weighed on the asset class. Late in the period, prospects for a tariff truce between the U.S. and China, along with dovish comments from the Federal Reserve, sparked a November rally among emerging markets stocks.

Overall, U.S. stocks, as measured by the S&P 500 Index, returned 6.27% for the 12 months. Non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, declined 7.94%. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, fell 9.09%.

Looking ahead, investors face a backdrop of uneven global growth, heightened market volatility, and lingering geopolitical uncertainties. But it’s often these challenging markets that produce the most compelling investment opportunities. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACEVX	-12.25%	-0.53%	6.14%	—	4/3/06
MSCI EAFE Value Index	—	-9.02%	0.66%	6.61%	—	—
I Class	ACVUX	-12.05%	-0.31%	6.35%	—	4/3/06
A Class	MEQAX					3/31/97
No sales charge		-12.43%	-0.76%	5.87%	—
With sales charge		-17.48%	-1.93%	5.26%	—
C Class	ACCOX	-13.04%	-1.49%	5.08%	—	4/3/06
R Class	ACVRX	-12.74%	-1.03%	5.59%	—	4/3/06
R6 Class	ACVDX	-11.91%	-0.16%	—	1.50%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $18,145

MSCI EAFE Value Index — $18,972

The investment advisor is presenting performance for the Investor Class, which is a change from the prior annual report. Of the classes with 10 or more years of annual returns, Investor Class is the largest.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.30%	1.10%	1.55%	2.30%	1.80%	0.95%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Vinod Chandrashekaran

Performance Summary

International Value fell -12.25%* for the fiscal year ended November 30, 2018, compared with the -9.02% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global stock markets delivered synchronized growth and robust gains for the first several months of the reporting period. However, a decoupling occurred in February, as market volatility re-entered the picture on the back of slowing economic growth outside the U.S., worries about rising interest rates and inflation in the U.S., and the threat of a global trade war. After a short bout of turmoil, the U.S. continued on a smooth growth trajectory throughout the spring and summer, fueled by robust corporate earnings and positive economic indicators. During this time, many eurozone and emerging markets economies stalled. A strong U.S. dollar, slowing growth, and hostile trade rhetoric helped to suppress non-U.S. market returns. In late summer, volatility crept back into the picture in U.S. markets. Investors could no longer overlook the potential effects of trade tariffs and midterm elections, coupled with economic and political issues abroad in Italy, Turkey, Argentina, and the U.K. In October, markets moved sharply lower. Continued worries over rising interest rates, trade disputes, and falling commodity prices pressured equity markets throughout the rest of the period.

Our stock selection process incorporates factors of valuation, quality, growth, and sentiment, while minimizing unintended risks among industries and other risk characteristics. Weak stock selection, particularly in the industrials, communication services, and energy sectors, detracted most from relative results. Utilities, real estate, and consumer discretionary also detracted from performance. Conversely, the health care, financials, materials, and consumer staples sectors added to relative returns, largely as a result of positive stock selection.

Geographically, stock selection within Japan, France, Hong Kong, Germany, and Sweden weighed on the fund’s results. In contrast, positioning in Switzerland, Norway, and Finland contributed meaningfully to relative returns.

Japan Holdings Detracted from Performance

In Japan, positions in Leopalace21, Kajima, and Subaru all weighed on results. Real estate developer and manager Leopalace21 saw its price fall during the latter half of the period as investors reacted poorly to business expansion efforts across Asia. Building and construction engineering company Kajima also suffered throughout the year after accusations of bid-rigging hurt the corporate reputation near the beginning of the reporting period. We have since closed the position. The price of automaker Subaru struggled the last several months due to production delays and expensive recalls.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Among notable individual detractors was a stake in U.K.-based vacation services firm Thomas Cook Group. The firm’s revenues suffered due to low bookings during the summer vacation season. The company recently issued a profit warning, which further depressed prices. We have since exited our position. A position in U.K.-based aerospace and defense firm BAE Systems also detracted from performance after its price faced pressure late in the period partly fueled by concerns over Brexit and the U.K. economy.

Pharmaceuticals Companies Among Top Contributors

Positioning in many pharmaceuticals companies, such as Sumitomo Dainippon Pharma Co., GlaxoSmithKline, and Bayer, helped returns. Japan-based Sumitomo Dainippon Pharma saw its stock price rise based on earnings, which beat estimates for much of the period. U.K.-based GlaxoSmithKline saw price volatility over the period, but saw appreciation during the first quarter of 2018 when news that the release of a generic version of its blockbuster asthma medication, Advair, would be delayed in the U.S. An underweight to German-based company Bayer was also helpful to returns. Bayer was hurt by its recent acquisition of Monsanto. The stock of the drug and chemical company slid considerably in August after litigation over Monsanto’s cornerstone weed killing product, Roundup, delivered an unfavorable outcome. The price continued to decline for the remainder of the period.

A Look Ahead

Looking generally at economic prospects outside the U.S., economic fundamentals are mixed. On the one hand, economic growth is moderating and uncertainty is high because of ongoing trade tensions. On the other hand, valuations across many non-U.S. markets are at or below long-term averages, and corporate earnings growth remains fairly healthy. Add it all up, and we think it’s reasonable to expect more volatility going forward.

We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

6

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Royal Dutch Shell plc, B Shares	3.8%
Novartis AG	3.2%
HSBC Holdings plc	2.6%
GlaxoSmithKline plc	2.4%
BHP Group plc	1.9%
Australia & New Zealand Banking Group Ltd.	1.8%
Toyota Motor Corp.	1.8%
Zurich Insurance Group AG	1.7%
Rio Tinto plc	1.7%
TOTAL SA	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Exchange-Traded Funds	0.2%
Total Equity Exposure	98.2%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	0.8%

Investments by Country	% of net assets
Japan	24.8%
United Kingdom	21.9%
France	8.3%
Switzerland	7.8%
Australia	5.2%
Netherlands	4.1%
Germany	3.8%
Spain	3.1%
Hong Kong	3.1%
Norway	2.6%
Israel	2.5%
Singapore	2.4%
Other Countries	8.4%
Exchange-Traded Funds*	0.2%
Cash and Equivalents**	1.8%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$892.10	$6.12	1.29%
I Class	$1,000	$893.30	$5.17	1.09%
A Class	$1,000	$892.50	$7.31	1.54%
C Class	$1,000	$889.20	$10.85	2.29%
R Class	$1,000	$889.70	$8.48	1.79%
R6 Class	$1,000	$894.50	$4.46	0.94%
Hypothetical
Investor Class	$1,000	$1,018.60	$6.53	1.29%
I Class	$1,000	$1,019.60	$5.52	1.09%
A Class	$1,000	$1,017.35	$7.79	1.54%
C Class	$1,000	$1,013.59	$11.56	2.29%
R Class	$1,000	$1,016.09	$9.05	1.79%
R6 Class	$1,000	$1,020.36	$4.76	0.94%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 98.0%
Australia — 5.2%
Australia & New Zealand Banking Group Ltd.	41,295	$811,326
CIMIC Group Ltd.	5,629	167,929
Coles Group Ltd.(1)	10,927	93,522
Commonwealth Bank of Australia	7,313	381,454
JB Hi-Fi Ltd.	4,135	70,360
National Australia Bank Ltd.	7,505	135,399
Qantas Airways Ltd.	6,680	29,157
Regis Resources Ltd.	14,287	44,356
Santos Ltd.	9,726	39,402
Super Retail Group Ltd.	32,743	176,146
Telstra Corp. Ltd.	20,610	44,199
Wesfarmers Ltd.	10,927	252,618
Westpac Banking Corp.	5,877	111,853
		2,357,721
Brazil — 0.2%
Banco Santander Brasil SA ADR	7,100	79,520
China — 0.5%
China Construction Bank Corp., H Shares	21,000	17,958
Industrial & Commercial Bank of China Ltd., H Shares	266,000	189,563
		207,521
Denmark — 0.4%
H Lundbeck A/S	2,355	97,048
Topdanmark A/S	1,683	76,528
		173,576
France — 8.3%
BNP Paribas SA	12,408	624,923
Casino Guichard Perrachon SA	2,321	104,927
CNP Assurances	16,972	389,435
Eiffage SA	2,365	225,652
Engie SA	9,442	133,181
Kering SA	206	90,222
Lagardere SCA	10,801	305,610
Metropole Television SA	2,358	41,895
Orange SA	6,894	118,552
Peugeot SA	17,027	374,307
Sanofi	4,404	398,587
Societe Generale SA	5,677	209,066
TOTAL SA	13,500	751,519
		3,767,876
Germany — 3.8%
Allianz SE	2,140	451,975

10

	Shares	Value
Bayer AG	2,145	$156,663
Covestro AG	2,431	139,844
Daimler AG	633	35,611
Deutsche Telekom AG	12,939	226,890
Hamburger Hafen und Logistik AG	2,198	48,105
HUGO BOSS AG	1,770	122,195
MTU Aero Engines AG	490	101,938
ProSiebenSat.1 Media SE	6,912	140,244
RTL Group SA	988	59,246
RWE AG	2,052	44,365
Schaeffler AG Preference Shares	10,698	92,064
Siemens AG	975	112,926
		1,732,066
Hong Kong — 3.1%
BOC Hong Kong Holdings Ltd.	26,500	103,634
CLP Holdings Ltd.	30,500	336,206
Health and Happiness H&H International Holdings Ltd.(1)	13,000	83,935
Kerry Properties Ltd.	18,000	61,980
Link REIT	15,000	142,814
PCCW Ltd.	154,000	90,340
Sands China Ltd.	55,600	241,849
Swire Properties Ltd.	21,000	73,400
Wharf Holdings Ltd. (The)	105,000	281,848
		1,416,006
India — 0.2%
Tata Power Co. Ltd. (The)	86,624	94,625
Israel — 2.5%
Bank Leumi Le-Israel BM	56,696	372,958
Israel Discount Bank Ltd., A Shares	28,196	97,648
Mizrahi Tefahot Bank Ltd.	6,889	125,367
Nice Ltd.(1)	2,442	283,652
Teva Pharmaceutical Industries Ltd. ADR	12,793	275,561
		1,155,186
Italy — 1.8%
Eni SpA	28,177	454,568
EXOR NV	6,400	376,196
		830,764
Japan — 24.8%
Astellas Pharma, Inc.	24,800	381,127
Brother Industries Ltd.	12,600	210,782
Canon, Inc.	600	17,013
Cosmo Energy Holdings Co. Ltd.	3,900	91,119
Daiichikosho Co., Ltd.	3,400	155,151
Daiwa Securities Group, Inc.	28,800	159,594
DMG Mori Co. Ltd.	1,500	21,010
Eisai Co. Ltd.	2,500	230,182
Hazama Ando Corp.	24,400	147,455

11

	Shares	Value
Honda Motor Co. Ltd.	7,600	$214,466
Kansai Electric Power Co., Inc. (The)	17,600	264,198
KDDI Corp.	19,400	455,284
Kikkoman Corp.	2,600	151,628
Kirin Holdings Co. Ltd.	2,800	65,736
Leopalace21 Corp.	15,400	67,271
Marubeni Corp.	48,700	363,935
Mebuki Financial Group, Inc.	120,000	362,859
Mitsubishi Chemical Holdings Corp.	33,700	275,680
Mitsubishi Corp.	9,500	256,441
Mitsubishi UFJ Financial Group, Inc.	57,400	313,209
Mitsui & Co. Ltd.	7,200	113,152
Mizuho Financial Group, Inc.	104,600	173,584
Nihon Unisys Ltd.	7,400	188,724
Nikon Corp.	11,700	183,634
Nippon Telegraph & Telephone Corp.	3,800	156,667
NTT DOCOMO, Inc.	11,600	268,604
ORIX Corp.	17,800	288,228
SBI Holdings, Inc.	13,600	308,625
Sega Sammy Holdings, Inc.	5,700	80,857
Shiseido Co. Ltd.	4,400	280,286
Shizuoka Bank Ltd. (The)	28,500	255,838
Showa Shell Sekiyu KK	17,200	266,756
Sojitz Corp.	90,500	320,495
Sony Corp.	3,200	169,398
Subaru Corp.	16,100	358,048
Sumitomo Chemical Co. Ltd.	34,000	184,504
Sumitomo Dainippon Pharma Co., Ltd.	16,900	553,653
Sumitomo Mitsui Financial Group, Inc.	7,500	275,386
Sushiro Global Holdings Ltd.	1,700	93,194
Suzuken Co. Ltd.	2,200	118,485
Suzuki Motor Corp.	7,200	358,684
Takeda Pharmaceutical Co., Ltd.	5,600	211,303
Teijin Ltd.	8,900	153,760
Toho Holdings Co. Ltd.	2,000	53,121
Tokuyama Corp.	9,600	263,222
Toyota Boshoku Corp.	5,300	81,661
Toyota Motor Corp.	13,300	800,487
Trend Micro, Inc.	2,000	114,699
TS Tech Co. Ltd.	10,900	317,811
Unicharm Corp.	3,300	103,379
		11,300,385
Malaysia — 0.4%
CIMB Group Holdings Bhd	135,300	186,715
Netherlands — 4.1%
ABN AMRO Group NV CVA	17,690	453,048
Aegon NV	21,921	122,121

12

	Shares	Value
ASR Nederland NV	6,987	$302,393
Coca-Cola European Partners plc(1)	4,097	198,868
Koninklijke Philips NV	8,408	318,278
NN Group NV	6,236	265,512
QIAGEN NV(1)	6,140	216,596
		1,876,816
New Zealand — 0.8%
a2 Milk Co. Ltd.(1)	37,812	269,159
Spark New Zealand Ltd.	30,653	89,340
		358,499
Norway — 2.6%
Aker BP ASA	8,524	242,716
Equinor ASA	21,725	507,601
Salmar ASA	3,938	222,650
Telenor ASA	9,850	191,421
		1,164,388
Poland — 0.3%
Powszechny Zaklad Ubezpieczen SA	10,635	120,305
Portugal — 0.6%
EDP - Energias de Portugal SA	78,979	276,027
Singapore — 2.4%
ComfortDelGro Corp. Ltd.	146,800	225,006
Oversea-Chinese Banking Corp. Ltd.	38,700	318,846
Singapore Technologies Engineering Ltd.	39,700	103,027
United Overseas Bank Ltd.	25,100	461,843
		1,108,722
South Korea — 1.3%
Daelim Industrial Co. Ltd.	1,471	124,675
Hanwha Corp.	4,117	110,667
Hyundai Marine & Fire Insurance Co. Ltd.	1,752	62,597
Samsung Electronics Co. Ltd.	5,133	192,712
SK Hynix, Inc.	1,454	90,950
		581,601
Spain — 3.1%
Banco Bilbao Vizcaya Argentaria SA	72,491	413,580
Banco Santander SA	48,021	228,666
Ence Energia y Celulosa SA	8,878	56,318
Mapfre SA	106,093	303,441
Repsol SA	24,133	416,933
		1,418,938
Sweden — 1.3%
Castellum AB	8,308	145,702
Lundin Petroleum AB	8,192	216,317
Tele2 AB, B Shares	17,016	213,030
		575,049
Switzerland — 7.8%
Nestle SA	5,973	510,034

13

	Shares	Value
Novartis AG	15,935	$1,454,652
Roche Holding AG	1,340	347,702
Swisscom AG	734	352,271
UBS Group AG(1)	9,016	122,335
Zurich Insurance Group AG	2,466	774,280
		3,561,274
Taiwan — 0.6%
AU Optronics Corp.	65,000	26,630
Shin Kong Financial Holding Co. Ltd.	285,760	96,846
Uni-President Enterprises Corp.	56,000	131,601
		255,077
United Kingdom — 21.9%
3i Group plc	39,674	422,961
BAE Systems plc	74,593	468,481
BHP Group plc	45,653	877,381
BP plc	104,541	693,226
British American Tobacco plc	6,079	212,059
Centrica plc	249,878	442,556
Direct Line Insurance Group plc	28,393	118,873
Evraz plc	22,910	132,787
GlaxoSmithKline plc	51,916	1,074,275
HSBC Holdings plc	141,123	1,195,643
International Consolidated Airlines Group SA	43,708	350,322
Legal & General Group plc	94,895	296,307
Lloyds Banking Group plc	363,398	256,488
Marks & Spencer Group plc	28,386	105,908
Rio Tinto plc	16,613	754,172
Royal Dutch Shell plc, B Shares	55,917	1,710,223
Royal Mail plc	59,937	244,788
Segro plc	27,374	210,982
Tate & Lyle plc	27,651	253,044
Vodafone Group plc	70,876	152,516
		9,972,992
TOTAL COMMON STOCKS (Cost $46,953,970)		44,571,649
EXCHANGE-TRADED FUNDS — 0.2%
iShares MSCI Japan ETF (Cost $87,181)	1,600	88,544
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $358,328), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $351,343)		351,284

14

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	78,294	$78,294
TOTAL TEMPORARY CASH INVESTMENTS (Cost $429,578)		429,578
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $47,470,729)		45,089,771
OTHER ASSETS AND LIABILITIES — 0.8%		385,297
TOTAL NET ASSETS — 100.0%		$45,475,068

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	29.1%
Health Care	12.9%
Energy	11.9%
Consumer Discretionary	9.4%
Industrials	7.8%
Communication Services	6.7%
Materials	6.3%
Consumer Staples	5.7%
Utilities	3.6%
Information Technology	2.5%
Real Estate	2.1%
Exchange-Traded Funds	0.2%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $47,470,729)	$45,089,771
Foreign currency holdings, at value (cost of $45,943)	45,822
Receivable for capital shares sold	16,288
Dividends and interest receivable	408,070
45,559,951

Liabilities
Payable for capital shares redeemed	38,265
Accrued management fees	42,885
Distribution and service fees payable	3,733
84,883

Net Assets	$45,475,068

Net Assets Consist of:
Capital (par value and paid-in surplus)	$50,371,107
Distributable earnings	(4,896,039)
$45,475,068

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$11,008,335	1,445,653	$7.61
I Class, $0.01 Par Value	$7,434,396	975,655	$7.62
A Class, $0.01 Par Value	$7,651,343	1,002,039	$7.64*
C Class, $0.01 Par Value	$2,224,228	295,090	$7.54
R Class, $0.01 Par Value	$672,023	88,608	$7.58
R6 Class, $0.01 Par Value	$16,484,743	2,160,708	$7.63
*Maximum offering price $8.11 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $259,335)	$2,903,460
Interest	10,001
2,913,461

Expenses:
Management fees	805,675
Distribution and service fees:
A Class	23,274
C Class	36,253
R Class	3,458
Directors' fees and expenses	2,155
Other expenses	10,890
881,705

Net investment income (loss)	2,031,756

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $2,246)	(3,908,667)
Foreign currency translation transactions	(34,922)
(3,943,589)

Change in net unrealized appreciation (depreciation) on:
Investments	(6,072,206)
Translation of assets and liabilities in foreign currencies	(8,343)
(6,080,549)

Net realized and unrealized gain (loss)	(10,024,138)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,992,382)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$2,031,756	$2,217,980
Net realized gain (loss)	(3,943,589)	8,435,285
Change in net unrealized appreciation (depreciation)	(6,080,549)	7,590,199
Net increase (decrease) in net assets resulting from operations	(7,992,382)	18,243,464

Distributions to Shareholders
From earnings:
Investor Class	(466,849)	(303,253)
I Class	(130,916)	(197,608)
A Class	(291,034)	(193,052)
C Class	(92,919)	(48,855)
R Class	(17,238)	(6,975)
R6 Class	(1,634,209)	(1,271,342)
Decrease in net assets from distributions	(2,633,165)	(2,021,085)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(23,922,935)	4,056,076

Redemption Fees
Increase in net assets from redemption fees	—	6,221

Net increase (decrease) in net assets	(34,548,482)	20,284,676

Net Assets
Beginning of period	80,023,550	59,738,874
End of period	$45,475,068	$80,023,550

 See Notes to Financial Statements.

18

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization
American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 13% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Value Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.300%	1.28%
I Class	0.900% to 1.100%	1.08%
A Class	1.100% to 1.300%	1.28%
C Class	1.100% to 1.300%	1.28%
R Class	1.100% to 1.300%	1.28%
R6 Class	0.750% to 0.950%	0.93%

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $92,950 and $494,400, respectively. The effect of interfund transactions on the Statement of Operations was $(46,256) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $59,392,195 and $83,981,837, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		45,000,000
Sold	349,891	$3,016,186	640,164	$5,234,228
Issued in reinvestment of distributions	51,815	453,754	37,544	294,211
Redeemed	(562,468)	(4,769,274)	(938,412)	(7,864,014)
	(160,762)	(1,299,334)	(260,704)	(2,335,575)
I Class/Shares Authorized	40,000,000		50,000,000
Sold	1,127,653	9,376,389	530,867	4,319,261
Issued in reinvestment of distributions	14,677	128,532	25,255	197,608
Redeemed	(631,878)	(5,193,026)	(1,076,651)	(8,996,703)
	510,452	4,311,895	(520,529)	(4,479,834)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	94,780	825,130	142,161	1,174,506
Issued in reinvestment of distributions	33,039	290,590	24,292	191,924
Redeemed	(222,639)	(1,886,645)	(557,570)	(4,576,658)
	(94,820)	(770,925)	(391,117)	(3,210,228)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	11,233	97,411	69,598	554,958
Issued in reinvestment of distributions	10,599	92,411	6,082	48,354
Redeemed	(202,952)	(1,661,909)	(114,545)	(951,482)
	(181,120)	(1,472,087)	(38,865)	(348,170)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	38,009	327,715	8,676	70,168
Issued in reinvestment of distributions	1,967	17,188	878	6,952
Redeemed	(11,530)	(99,229)	(10,217)	(83,536)
	28,446	245,674	(663)	(6,416)
R6 Class/Shares Authorized	70,000,000		70,000,000
Sold	1,459,293	12,482,479	5,406,595	43,016,719
Issued in reinvestment of distributions	186,520	1,634,209	163,023	1,271,342
Redeemed	(4,700,312)	(39,054,846)	(3,506,509)	(29,851,762)
	(3,054,499)	(24,938,158)	2,063,109	14,436,299
Net increase (decrease)	(2,952,303)	$(23,922,935)	851,231	$4,056,076

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$553,949	$44,017,700	—
Exchange-Traded Funds	88,544	—	—
Temporary Cash Investments	78,294	351,284	—
	$720,787	$44,368,984	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

Investing a significant portion of assets in one country or region makes the fund more dependent upon the political economic circumstances of that particular country or region than a fund that is more widely diversified.

8. Federal Tax Information

On December 18, 2018, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2018:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.1340	$0.1485	$0.1158	$0.0614	$0.0977	$0.1594

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$2,633,165	$2,021,085
Long-term capital gains	—	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$47,732,612
Gross tax appreciation of investments	$1,621,567
Gross tax depreciation of investments	(4,264,408)
Net tax appreciation (depreciation) of investments	(2,642,841)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(4,096)
Net tax appreciation (depreciation)	$(2,646,937)
Undistributed ordinary income	$1,665,331
Accumulated short-term capital losses	$(3,410,549)
Accumulated long-term capital losses	$(503,884)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$8.96	0.21	(1.27)	(1.06)	(0.29)	$7.61	(12.25)%	1.30%	2.56%	80%	$11,008
2017	$7.40	0.21	1.51	1.72	(0.16)	$8.96	23.59%	1.30%	2.47%	101%	$14,398
2016	$7.83	0.20	(0.45)	(0.25)	(0.18)	$7.40	(3.15)%	1.31%	2.86%	76%	$13,810
2015	$8.91	0.22	(0.97)	(0.75)	(0.33)	$7.83	(8.56)%	1.31%	2.70%	77%	$20,945
2014	$8.97	0.32	(0.19)	0.13	(0.19)	$8.91	1.38%	1.30%	3.55%	89%	$19,068
I Class
2018	$8.97	0.22	(1.26)	(1.04)	(0.31)	$7.62	(12.05)%	1.10%	2.76%	80%	$7,434
2017	$7.41	0.23	1.51	1.74	(0.18)	$8.97	23.86%	1.10%	2.67%	101%	$4,173
2016	$7.84	0.22	(0.45)	(0.23)	(0.20)	$7.41	(2.99)%	1.11%	3.06%	76%	$7,300
2015	$8.92	0.28	(1.01)	(0.73)	(0.35)	$7.84	(8.37)%	1.11%	2.90%	77%	$7,798
2014	$8.96	0.38	(0.23)	0.15	(0.19)	$8.92	1.67%	1.10%	3.75%	89%	$513

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$8.99	0.19	(1.27)	(1.08)	(0.27)	$7.64	(12.43)%	1.55%	2.31%	80%	$7,651
2017	$7.41	0.17	1.55	1.72	(0.14)	$8.99	23.45%	1.55%	2.22%	101%	$9,857
2016	$7.85	0.18	(0.45)	(0.27)	(0.17)	$7.41	(3.46)%	1.56%	2.61%	76%	$11,029
2015	$8.93	0.20	(0.97)	(0.77)	(0.31)	$7.85	(8.77)%	1.56%	2.45%	77%	$14,838
2014	$9.01	0.30	(0.20)	0.10	(0.18)	$8.93	1.08%	1.55%	3.30%	89%	$15,423
C Class
2018	$8.87	0.13	(1.26)	(1.13)	(0.20)	$7.54	(13.04)%	2.30%	1.56%	80%	$2,224
2017	$7.33	0.12	1.51	1.63	(0.09)	$8.87	22.41%	2.30%	1.47%	101%	$4,225
2016	$7.78	0.13	(0.46)	(0.33)	(0.12)	$7.33	(4.21)%	2.31%	1.86%	76%	$3,774
2015	$8.85	0.13	(0.95)	(0.82)	(0.25)	$7.78	(9.39)%	2.31%	1.70%	77%	$3,502
2014	$8.97	0.23	(0.19)	0.04	(0.16)	$8.85	0.41%	2.30%	2.55%	89%	$2,301
R Class
2018	$8.93	0.18	(1.29)	(1.11)	(0.24)	$7.58	(12.74)%	1.80%	2.06%	80%	$672
2017	$7.36	0.16	1.52	1.68	(0.11)	$8.93	23.09%	1.80%	1.97%	101%	$537
2016	$7.80	0.18	(0.47)	(0.29)	(0.15)	$7.36	(3.68)%	1.81%	2.36%	76%	$448
2015	$8.87	0.18	(0.96)	(0.78)	(0.29)	$7.80	(8.95)%	1.81%	2.20%	77%	$387
2014	$8.97	0.28	(0.21)	0.07	(0.17)	$8.87	0.78%	1.80%	3.05%	89%	$479

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$8.98	0.26	(1.29)	(1.03)	(0.32)	$7.63	(11.91)%	0.95%	2.91%	80%	$16,485
2017	$7.42	0.23	1.52	1.75	(0.19)	$8.98	24.06%	0.95%	2.82%	101%	$46,833
2016	$7.85	0.23	(0.45)	(0.22)	(0.21)	$7.42	(2.87)%	0.96%	3.21%	76%	$23,378
2015	$8.93	0.23	(0.95)	(0.72)	(0.36)	$7.85	(8.22)%	0.96%	3.05%	77%	$31,418
2014	$8.96	0.33	(0.17)	0.16	(0.19)	$8.93	1.83%	0.95%	3.90%	89%	$562

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

 See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, five-, and ten-year periods and below its benchmark for the three-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $3,084,677 and foreign taxes paid of $259,335, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.5169 and $0.0435, respectively.

The fund utilized earnings and profits of $213,881 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91029 1901

Annual Report

November 30, 2018

NT Emerging Markets Fund
G Class (ACLKX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLKX	-13.75%	3.65%	9.69%	5/12/06
MSCI Emerging Markets Index	—	-9.09%	1.90%	9.12%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2008

Value on November 30, 2018
G Class — $25,221

MSCI Emerging Markets Index — $23,953

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.91%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary

NT Emerging Markets returned -13.75%* for the 12 months ended November 30, 2018. The portfolio’s benchmark, the MSCI Emerging Markets Index, returned -9.09% for the same period.
The fund underperformed its benchmark during the period, primarily due to negative stock selection in the information technology sector, as well as stock selection and an underweight in financials for most of the year. Conversely, individual holdings in the consumer discretionary, energy, and financials sectors had a positive relative impact. Regionally, stock selection in China and Taiwan weighed on relative performance, while stock selection and an underweight in South Africa aided results.
Information Technology Holdings Detracted
Holdings in the information technology sector were the primary drivers of the fund’s underperformance over the 12-month period, where notable detractors included flexible printed circuit manufacturer Career Technology MFG, optical components manufacturer Sunny Optical Technology Group, and electronic government services provider My EG Services. We sold our position in My EG Services.
Asian equities suffered a brutal sell-off earlier this year amid negative headlines on deteriorating U.S.-China trade negotiations, a spike in global yields, and a strong U.S. dollar. Shares of Taiwan-based Career Technology MFG fell during the period due primarily to sluggish new product sales from Apple (sales of Apple’s newest phones have been lower than expected) coupled with intensifying competition. Sunny Optical Technology Group’s stock price declined after reporting disappointing midyear results. The China-based company’s net profit margin declined on decreased gross profit margins of handset camera modules and lower vehicle lens shipments. Increased competition also weighed on investor sentiment. Uncertainties surrounding the election of a new prime minister in Malaysia pressured My EG Services. Investors bid shares lower on assumptions that government changes would make it difficult for My EG Services to secure new projects.
The fund’s underperformance in the financials sector was driven primarily by Sberbank of Russia. Shares of state-owned financial services company Sberbank of Russia traded lower on concerns that additional U.S. sanctions may negatively impact growth and currency. Geopolitical risk and a challenging macroenvironment consequently led to a decline in credit demand from corporate borrowers. Additionally, the fund’s lack of exposure to Qatar National Bank and Banco Bradesco in Brazil weighed on relative results.
Individual Holdings Across Sectors Contributed
The fund’s consumer discretionary holdings aided relative results, led by retailer Magazine Luiza, textile manufacturer Shenzhou International Group Holdings, and multibrand hotel operator Huazhu Group. Magazine Luiza rallied on solid results driven by robust top-line growth. The company’s stock price was also supported by accelerated growth in online volume. Rising consumption in China and a consumer shift to foreign brands supported stock gains for Shenzhou International Group. Other positives for the stock included an acceleration in revenue growth due to market share gains, cost savings from new fabric and garment facilities, and margin improvement through automation. Huazhu Group, formerly known as China Lodging Group, rallied after exceeding expectations for revenue and earnings growth.

* Fund returns would have been lower if a portion of the fees had not been waived.

3

Within the energy sector, Russian independent gas producer Novatek and China-based CNOOC, which engages in the exploration, development, production, and sale of crude oil, natural gas, and other petroleum products, boosted relative performance. Novatek benefited from ramped-up production driven by the launch of several major projects this year. Meanwhile, rising oil prices combined with better-than-expected production in China, volume growth driven by overseas projects, and cost control measures supported shares of oil producer CNOOC.
Other notable contributors included India-based HDFC Bank, South Africa-based Capitec Bank Holdings, and Indonesia-based Bank Rakyat Indonesia Parsero. HDFC showed steady performance with stable asset quality and strong profit and loan growth, while Capitec’s profits jumped as the bank continues to consistently gain active clients. Meanwhile, Bank Rakyat benefited from steady microloan growth, cost efficiencies, and expected lower provisions.
Outlook
We continue to believe the long-term case for emerging markets stocks remains strong. The recent cooling of expectations for future U.S. interest rate hikes and de-escalation of trade tensions between the U.S. and China are expected to provide support for emerging markets stock prices.
The fund continues to invest in companies where fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.
Geographically, we remain overweight Brazil. We believe the 2018 elections provided a meaningful change in the direction of the country’s macroeconomic policy. Moving forward, we expect the Brazilian economy to accelerate without excessive inflation pressure and are positioned primarily in the private sector to benefit from the expected recovery in domestic demand.
Although we reduced our exposure to China, the country remains an important position on an absolute basis. We expect continued fiscal stimulus measures such as tax cuts and infrastructure spending to support a recovery in China’s economic growth, and as such, are positioned in the domestic market to benefit from rising household consumption.
Consumer discretionary is the largest relative sector position as of period-end. While we reduced our exposure during the period, we remain positive on companies positioned for strengthening consumer demand for luxury, education, and higher standard of living purchases. We continue to maintain our energy underweight as we see few names that fit our investment process. Our holdings in the sector represent companies that have earnings catalysts outside commodity prices.
Finally, we meaningfully increased our financials position over the last year, shifting from a relative underweight to an overweight versus the benchmark. We are finding opportunities in banks and diversified financial services firms positioned to benefit from the increasing demand for banking, investment, and insurance services, which remain at low penetration levels relative to developed markets.

4

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Tencent Holdings Ltd.	5.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.6%
Alibaba Group Holding Ltd. ADR	4.6%
Samsung Electronics Co. Ltd.	3.7%
CNOOC Ltd.	2.7%
Novatek PJSC GDR	2.2%
China Construction Bank Corp., H Shares	2.1%
HDFC Bank Ltd.	2.0%
Industrial & Commercial Bank of China Ltd., H Shares	2.0%
Naspers Ltd., N Shares	2.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(1.3)%

Investments by Country	% of net assets
China	29.5%
South Korea	13.6%
Taiwan	10.1%
India	10.0%
Brazil	8.6%
South Africa	4.6%
Russia	4.3%
Indonesia	3.4%
Mexico	3.3%
Thailand	2.8%
Other Countries	9.6%
Cash and Equivalents*	0.2%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$860.10	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,025.02	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 99.8%
Brazil — 8.6%
Ambev SA ADR	454,381	$1,940,207
B3 SA - Brasil Bolsa Balcao	516,900	3,769,480
Duratex SA	391,300	1,238,560
Itau Unibanco Holding SA ADR	798,567	7,450,630
Localiza Rent a Car SA	532,600	3,706,301
Lojas Renner SA	433,000	4,378,149
Magazine Luiza SA	128,200	5,457,866
Pagseguro Digital Ltd., Class A(1)	122,032	2,928,768
Vale SA ADR	287,099	3,933,256
		34,803,217
China — 29.5%
Alibaba Group Holding Ltd. ADR(1)	114,371	18,397,719
Anhui Conch Cement Co. Ltd., H Shares	955,000	4,984,953
Baozun, Inc. ADR(1)	84,713	2,987,828
Brilliance China Automotive Holdings Ltd.	2,130,000	1,898,564
China Construction Bank Corp., H Shares	10,116,000	8,650,451
China Gas Holdings Ltd.	776,000	2,671,849
China Resources Beer Holdings Co. Ltd.	1,294,000	4,382,043
CNOOC Ltd.	6,555,000	11,057,285
Geely Automobile Holdings Ltd.	1,124,000	2,212,501
Haier Electronics Group Co. Ltd.(1)	706,000	1,643,743
Huazhu Group Ltd. ADR	72,160	2,275,926
Industrial & Commercial Bank of China Ltd., H Shares	11,055,095	7,878,357
KWG Group Holdings Ltd.(1)	3,769,000	3,352,037
New Oriental Education & Technology Group, Inc. ADR(1)	64,004	3,658,469
Ping An Insurance Group Co. of China Ltd., H Shares	758,000	7,355,204
Shenzhou International Group Holdings Ltd.	538,000	6,554,583
Sunny Optical Technology Group Co. Ltd.	203,800	1,985,142
TAL Education Group ADR(1)	122,390	3,435,487
Tencent Holdings Ltd.	537,200	21,547,726
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H Shares	682,500	1,850,344
		118,780,211
Czech Republic — 1.0%
Moneta Money Bank AS	1,169,877	4,030,486
Egypt — 0.6%
Commercial International Bank Egypt S.A.E.	286,948	1,195,376
Commercial International Bank Egypt S.A.E. GDR	298,604	1,267,341
		2,462,717
Hungary — 1.6%
OTP Bank Nyrt	163,381	6,540,029

7

	Shares	Value
India — 10.0%
Ashok Leyland Ltd.	1,542,627	$2,488,147
Balkrishna Industries Ltd.	190,971	2,633,130
Bata India Ltd.	156,075	2,344,413
Bharat Financial Inclusion Ltd.(1)	315,127	4,628,063
Future Retail Ltd.(1)	381,850	2,882,298
Godrej Consumer Products Ltd.	538,180	5,797,158
HDFC Bank Ltd.	267,108	8,149,944
Jubilant Foodworks Ltd.	110,065	1,993,913
Larsen & Toubro Ltd.	280,158	5,760,425
Tata Consultancy Services Ltd.	123,598	3,488,673
		40,166,164
Indonesia — 3.4%
Bank Rakyat Indonesia Persero Tbk PT	27,605,900	7,019,545
Telekomunikasi Indonesia Persero Tbk PT	16,532,100	4,273,693
United Tractors Tbk PT	1,284,100	2,471,542
		13,764,780
Malaysia — 0.7%
CIMB Group Holdings Bhd	1,961,053	2,706,268
Mexico — 3.3%
America Movil SAB de CV, Class L ADR	301,423	4,054,139
Grupo Aeroportuario del Centro Norte SAB de CV	317,154	1,419,996
Mexichem SAB de CV	1,290,101	3,010,737
Wal-Mart de Mexico SAB de CV	2,001,884	4,959,037
		13,443,909
Peru — 1.2%
Credicorp Ltd.	21,642	4,745,874
Philippines — 1.1%
Ayala Land, Inc.	5,429,600	4,321,800
Russia — 4.3%
Novatek PJSC GDR	53,059	9,063,883
Sberbank of Russia PJSC ADR (London)	321,546	3,815,835
Yandex NV, A Shares(1)	147,883	4,362,549
		17,242,267
South Africa — 4.6%
Capitec Bank Holdings Ltd.	62,477	4,960,477
Discovery Ltd.	260,161	2,902,940
Foschini Group Ltd. (The)	220,061	2,790,027
Naspers Ltd., N Shares	39,158	7,866,560
		18,520,004
South Korea — 13.6%
CJ Logistics Corp.(1)	29,928	4,258,610
Cosmax, Inc.	27,662	3,373,955
Doosan Infracore Co. Ltd.(1)	501,045	3,816,288
Fila Korea Ltd.	146,675	6,662,981
Hana Financial Group, Inc.	104,871	3,529,653
Hotel Shilla Co. Ltd.	31,190	2,401,264

8

	Shares	Value
Hyundai Heavy Industries Co. Ltd.(1)	43,893	$5,198,589
Medy-Tox, Inc.	4,367	2,198,464
Orion Corp/Republic of Korea	30,158	3,002,105
POSCO Chemtech Co. Ltd.	47,744	2,901,104
Samsung Electro-Mechanics Co. Ltd.	22,745	2,463,324
Samsung Electronics Co. Ltd.	402,281	15,103,132
		54,909,469
Taiwan — 10.1%
Career Technology MFG. Co. Ltd.	1,625,000	1,603,190
Chailease Holding Co. Ltd.	1,476,960	4,603,613
Chroma ATE, Inc.	432,000	1,684,233
Globalwafers Co. Ltd.	258,000	3,057,184
Powertech Technology, Inc.	365,000	855,611
President Chain Store Corp.	509,000	5,273,622
Taiwan Cement Corp.	4,560,400	5,132,004
Taiwan Semiconductor Manufacturing Co. Ltd.	2,521,774	18,434,950
		40,644,407
Thailand — 2.8%
Airports of Thailand PCL	1,324,200	2,595,360
CP ALL PCL	1,042,700	2,160,741
Kasikornbank PCL	64,900	382,912
Kasikornbank PCL NVDR	595,300	3,512,689
Minor International PCL	2,516,000	2,784,560
		11,436,262
Turkey — 1.1%
BIM Birlesik Magazalar AS	165,120	2,677,976
Ford Otomotiv Sanayi AS	170,692	1,766,058
		4,444,034
United Arab Emirates — 1.1%
First Abu Dhabi Bank PJSC	1,164,624	4,314,952
United Kingdom — 1.2%
NMC Health plc	120,550	5,092,467
TOTAL COMMON STOCKS (Cost $350,868,511)		402,369,317
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $4,949,893), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $4,853,405)		4,852,596
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $1,101,149), at 1.05%, dated 11/30/18, due 12/3/18 (Delivery value $1,079,094)		1,079,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,530	2,530
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,934,126)		5,934,126
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $356,802,637)		408,303,443
OTHER ASSETS AND LIABILITIES — (1.3)%		(5,325,261)
TOTAL NET ASSETS — 100.0%		$402,978,182

9

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	25.5%
Consumer Discretionary	19.2%
Information Technology	13.4%
Communication Services	10.5%
Consumer Staples	8.9%
Industrials	7.2%
Energy	5.6%
Materials	5.2%
Real Estate	1.9%
Health Care	1.7%
Utilities	0.7%
Cash and Equivalents*	0.2%
* Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $356,802,637)	$408,303,443
Foreign currency holdings, at value (cost of $165,163)	165,248
Receivable for investments sold	637,610
Dividends and interest receivable	159,189
Other assets	36,169
409,301,659

Liabilities
Payable for capital shares redeemed	6,323,477

Net Assets	$402,978,182

G Class Capital Shares, $0.01 Par Value
Shares authorized	400,000,000
Shares outstanding	36,007,021

Net Asset Value Per Share	$11.19

Net Assets Consist of:
Capital (par value and paid-in surplus)	$318,365,435
Distributable earnings	84,612,747
$402,978,182

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,042,221)	$7,929,916
Interest	92,050
8,021,966

Expenses:
Management fees	4,242,689
Directors' fees and expenses	12,507
Other expenses	39,797
4,294,993
Fees waived	(4,242,689)
52,304

Net investment income (loss)	7,969,662

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $524,362)	30,599,298
Foreign currency translation transactions	(424,294)
30,175,004

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $1,819,315)	(98,664,481)
Translation of assets and liabilities in foreign currencies	(4,338)
(98,668,819)

Net realized and unrealized gain (loss)	(68,493,815)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(60,524,153)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$7,969,662	$3,583,701
Net realized gain (loss)	30,175,004	55,557,307
Change in net unrealized appreciation (depreciation)	(98,668,819)	111,702,130
Net increase (decrease) in net assets resulting from operations	(60,524,153)	170,843,138

Distributions to Shareholders
From earnings:
G Class	(52,688,830)	(3,148,286)
R6 Class	—	(409,550)
Decrease in net assets from distributions	(52,688,830)	(3,557,836)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	34,697,164	(119,607,753)

Net increase (decrease) in net assets	(78,515,819)	47,677,549

Net Assets
Beginning of period	481,494,001	433,816,452
End of period	$402,978,182	$481,494,001

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

14

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. From December 1, 2017 through March 31, 2018, the rate of the fee was determined by applying a fee rate calculation formula. This formula took into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also included the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranged from 0.900% to 1.500%. Effective April 1, 2018, the stepped annual management fee schedule was terminated. The annual management fee is 0.90%. During the period ended November 30, 2018, the investment advisor agreed to waive the management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended November 30, 2018 was 0.94% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $2,281,769 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $797,201 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $292,206,355 and $303,259,387, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	400,000,000		400,000,000
Sold	6,690,534	$83,983,869	7,513,763	$91,808,056
Issued in reinvestment of distributions	3,988,864	52,688,830	316,093	3,148,286
Redeemed	(7,781,471)	(101,975,535)	(13,118,731)	(162,731,010)
	2,897,927	34,697,164	(5,288,875)	(67,774,668)
R6 Class/Shares Authorized	N/A		N/A
Sold			1,068,935	11,481,250
Issued in reinvestment of distributions			41,161	409,550
Redeemed			(4,941,581)	(63,723,885)
			(3,831,485)	(51,833,085)
Net increase (decrease)	2,897,927	$34,697,164	(9,120,360)	$(119,607,753)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$16,252,861	$18,550,356	—
China	30,755,429	88,024,782	—
Mexico	4,054,139	9,389,770	—
Peru	4,745,874	—	—
Russia	4,362,549	12,879,718	—
Other Countries	—	213,353,839	—
Temporary Cash Investments	2,530	5,931,596	—
	$60,173,382	$348,130,061	—

17

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a fund that is more widely diversified.

8. Federal Tax Information

On December 18, 2018, the fund declared and paid per-share distributions of $0.7700 and $0.1528 from net realized gains and net investment income, respectively, to shareholders of record on December 17, 2018 for the G Class.

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$7,802,142	$3,557,836
Long-term capital gains	$44,886,688	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$358,404,542
Gross tax appreciation of investments	$79,232,205
Gross tax depreciation of investments	(29,333,304)
Net tax appreciation (depreciation) of investments	49,898,901
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(10,200)
Net tax appreciation (depreciation)	$49,888,701
Undistributed ordinary income	$5,976,439
Accumulated long-term gains	$30,122,592
Post-October capital loss deferral	$(1,374,985)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2018	$14.54	0.23	(2.00)	(1.77)	(0.14)	(1.44)	(1.58)	$11.19	(13.75)%	0.01%	0.95%	1.78%	0.84%	66%	$402,978
2017	$10.27	0.09	4.26	4.35	(0.08)	—	(0.08)	$14.54	42.75%	0.69%	1.25%	0.74%	0.18%	56%	$481,494
2016	$9.75	0.05	0.50	0.55	(0.03)	—	(0.03)	$10.27	5.68%	1.18%	1.18%	0.53%	0.53%	75%	$394,433
2015	$10.84	0.05	(1.12)	(1.07)	(0.02)	—	(0.02)	$9.75	(9.88)%	1.24%	1.24%	0.49%	0.49%	61%	$372,802
2014	$10.67	0.05	0.16	0.21	(0.04)	—	(0.04)	$10.84	2.02%	1.25%	1.25%	0.45%	0.45%	84%	$323,641

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Emerging Markets Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

25

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

The fund hereby designates $44,886,688, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

The fund hereby designates $2,887,179 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $8,926,430 and foreign taxes paid of $992,310, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.2479 and $0.0276, respectively.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91023 1901

Annual Report

November 30, 2018

NT International Growth Fund
G Class (ACLNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLNX	-7.35%	2.20%	8.67%	5/12/06
MSCI EAFE Index	—	-7.94%	1.84%	7.47%	—
MSCI EAFE Growth Index	—	-6.88%	2.96%	8.26%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2008

Value on November 30, 2018
G Class — $22,975

MSCI EAFE Index — $20,560

MSCI EAFE Growth Index — $22,130

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Manager: Raj Gandhi and Jim Zhao
In September 2018, James Gendelman left the NT International Growth management team.

Performance Summary
NT International Growth returned -7.35%* for the fiscal year ended November 30, 2018, compared with the -7.94% return of its benchmark, the MSCI EAFE Index.
NT International Growth declined during the fiscal year, but outperformed its benchmark, the MSCI EAFE Index. Security selection in the financials sector contributed to relative performance, while holdings in the materials sector detracted. From a geographic perspective, positioning in Germany and stock selection in Japan lifted returns, whereas positioning in Canada weighed on performance.
Non-U.S. equities, pressured by several global macroeconomic trends, significantly underperformed U.S. equities for the period. Rising concerns about decelerating earnings growth, Brexit uncertainty, potential trade war escalation, and slowing growth in China weighed on investor sentiment. In the last three months of the period, we saw the market rotate into low-volatility defensive stocks at the expense of cyclicals and high-growth stocks. The sell-off, which did not spare companies with good fundamentals and strong quarterly earnings, erased the year’s earlier gains. Although the shift to perceived safe havens has created a headwind, we remain confident in our bottom-up process, which focuses on identifying companies with accelerating sustainable growth.
Earnings-Driven Stock Choices Boosted Relative Returns
Stock selection in the financials sector aided the fund’s relative returns, primarily due to an underweight relative to the benchmark in European banks, which were very weak. Industrials holdings, including MonotaRO, also bolstered returns. The online industrial product distributor’s stock rose as the company reported better-than-expected second-quarter results followed by several better-than-expected monthly sales reports. The company also reported strong growth in new customer acquisition as it continues to lead the industry transition to online in Japan.
Lonza Group’s stock advanced after it reported ahead-of-expectations results, beating both revenue and earnings estimates. This contract manufacturer and producer of biologics has benefited from increased outsourcing by the pharmaceutical industry. In addition, Lonza has begun to realize strong synergies from its Capsugel acquisition. Management raised full-year revenue guidance and margin targets.
Stock of CyberAgent, the Japan-based internet company, rose on strong earnings driven by robust performance in the advertising business, creation of hit titles in the game business, a rebound in existing game sales, and announced plans for a collaborative title with Nintendo. CyberAgent also reported an upward trend in monthly active users, daily active users, and average viewing time for AbemaTV.

* Fund returns would have been lower if a portion of the fees had not been waived.

3

Stocks Heavily Exposed to Cyclical Industries Detracted
Materials holdings weighed on the fund’s performance. Mining company First Quantum Minerals’ stock weakened as concerns about a global growth slowdown weighed on the price of copper. We exited the position when evidence of weakening demand became more apparent. Umicore, a firm that makes materials used in electric vehicle batteries, and cement and aggregates firm HeidelbergCement were also among the top detractors. We sold our position in HeidelbergCement after continued disappointment in volume growth and increasing cost pressures gave us concern about the potential for downward earnings revisions.
Bombardier’s stock fell significantly after the airplane and train manufacturer’s free cash flow forecasts disappointed. Our thesis was that improvements in business jet demand and the commercial aircraft division would drive free cash flow growth, but our confidence in this outcome diminished, and we sold our position.
Stock of automotive supplier Valeo weakened after the company reduced its forward-looking guidance due to delays in the conversion of its backlog. New emissions standards regulations in Europe, which have caused a disruption in automotive production as vehicles move through the qualification process, and weakening demand in China have clouded the earnings outlook. We sold the position.
Outlook
Despite the challenging market environment, we continue to focus on our disciplined process of identifying companies with accelerating, sustainable growth, where we see upside to consensus estimates. Our process has led us to focus on companies with intrinsic growth drivers that are not dependent on economic improvement. At period-end, the fund’s largest overweight positions relative to the benchmark were in the consumer discretionary and information technology sectors. The shift to e-commerce combined with consumers’ desire for lifestyle improvement and wellness helped drive the consumer discretionary overweight. Athletic wear retailers are among those companies benefiting from these trends. Growth drivers affecting our positions within information technology include the advent of 5G, increased capital expenditure in automation, data, and data management, and the shift to online solutions in multiple industries. Already the largest underweight in the fund, our financials position shrank further with the sale of multiple European banks. The fund’s industrials weighting also decreased due to mounting evidence of peaking revenue growth and margins in multiple cyclical areas such as automobiles, semiconductors, and construction. These data points increased our concerns over decelerating earnings growth and possible negative earnings revisions.
The fund’s largest regional exposure remains Europe. We continue to be underweight in Asia, especially Japan, partly because the MSCI EAFE Index skews heavily toward financials and automobile stocks.

4

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Lonza Group AG	2.7%
AIA Group Ltd.	2.7%
AstraZeneca plc	2.6%
Diageo plc	2.3%
CSL Ltd.	2.2%
Reckitt Benckiser Group plc	2.2%
London Stock Exchange Group plc	2.0%
Danone SA	1.9%
Shiseido Co. Ltd.	1.8%
Royal Dutch Shell plc, A Shares	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.7%

Investments by Country	% of net assets
United Kingdom	22.1%
Japan	16.5%
France	8.8%
Sweden	5.6%
Germany	5.4%
Switzerland	4.8%
Netherlands	4.4%
Australia	4.1%
China	3.6%
Spain	3.2%
Hong Kong	2.7%
Canada	2.6%
Belgium	2.5%
Ireland	2.4%
Denmark	2.4%
Brazil	2.1%
Other Countries	5.0%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$873.60	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,025.02	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 98.2%
Australia — 4.1%
Aristocrat Leisure Ltd.	326,240	$5,643,471
CSL Ltd.	150,780	19,634,475
Treasury Wine Estates Ltd.	1,118,630	11,658,253
		36,936,199
Austria — 1.5%
Erste Group Bank AG(1)	341,254	13,469,884
Belgium — 2.5%
KBC Group NV	149,950	10,791,571
Umicore SA	257,460	11,178,812
		21,970,383
Brazil — 2.1%
Localiza Rent a Car SA	1,480,300	10,301,234
Magazine Luiza SA	196,000	8,344,319
		18,645,553
Canada — 2.6%
Canada Goose Holdings, Inc.(1)	162,300	10,930,905
Canadian Pacific Railway Ltd.	32,160	6,801,853
Nutrien Ltd.	104,540	5,384,953
		23,117,711
China — 3.6%
Alibaba Group Holding Ltd. ADR(1)	63,130	10,155,092
ANTA Sports Products Ltd.	2,252,000	10,276,898
Huazhu Group Ltd. ADR	129,669	4,089,760
Tencent Holdings Ltd.	202,700	8,130,537
		32,652,287
Denmark — 2.4%
Chr Hansen Holding A/S	129,670	11,710,746
DSV A/S	63,322	4,846,409
Novozymes A/S, B Shares	97,080	4,522,109
		21,079,264
Finland — 1.1%
Neste Oyj	127,990	10,013,587
France — 8.8%
Accor SA	187,340	8,317,960
Danone SA	225,430	16,871,539
Eurofins Scientific SE	11,630	5,061,255
Kering SA	19,440	8,514,153
Peugeot SA	271,030	5,958,099
Thales SA	88,590	10,901,405
TOTAL SA	139,170	7,747,331
Ubisoft Entertainment SA(1)	110,300	9,033,034

7

	Shares	Value
Vivendi SA	273,030	$6,816,176
		79,220,952
Germany — 5.4%
adidas AG	50,220	11,076,624
Aroundtown SA	755,770	6,480,267
Deutsche Boerse AG	91,300	11,669,388
HUGO BOSS AG	46,020	3,177,085
Symrise AG	161,770	13,051,382
Wirecard AG	18,960	2,866,877
		48,321,623
Hong Kong — 2.7%
AIA Group Ltd.	2,900,600	23,791,311
India — 0.7%
HDFC Bank Ltd.	190,740	5,819,820
Indonesia — 0.2%
Bank Central Asia Tbk PT	1,015,600	1,849,773
Ireland — 2.4%
CRH plc	366,030	10,115,764
ICON plc(1)	16,310	2,360,383
Kerry Group plc, A Shares	91,050	9,411,900
		21,888,047
Japan — 16.5%
Anritsu Corp.	444,900	7,300,743
CyberAgent, Inc.	167,400	7,641,420
Daikin Industries Ltd.	49,100	5,459,765
Don Quijote Holdings Co. Ltd.	148,400	9,007,553
Fast Retailing Co. Ltd.	16,400	8,529,763
Keyence Corp.	23,200	12,589,702
Komatsu Ltd.	173,200	4,627,720
MonotaRO Co. Ltd.	327,200	8,872,885
Obic Co. Ltd.	66,500	5,751,691
Recruit Holdings Co. Ltd.	414,500	11,414,353
Shiseido Co. Ltd.	257,800	16,422,239
Sony Corp.	169,900	8,994,000
Sysmex Corp.	109,300	5,833,092
TDK Corp.	106,800	8,516,379
Terumo Corp.	181,500	10,688,697
Unicharm Corp.	221,800	6,948,325
ZOZO, Inc.	431,000	9,596,483
		148,194,810
Netherlands — 4.4%
Akzo Nobel NV	55,720	4,696,739
ASML Holding NV	70,310	11,955,156
Heineken NV	81,788	7,486,461
InterXion Holding NV(1)	170,800	10,635,716
QIAGEN NV(1)	140,963	4,995,729
		39,769,801
8

	Shares	Value
Russia — 0.7%
Yandex NV, A Shares(1)	211,360	$6,235,120
Spain — 3.2%
Amadeus IT Group SA	167,770	12,051,869
CaixaBank SA	1,875,110	7,747,489
Cellnex Telecom SA	302,410	8,402,733
		28,202,091
Sweden — 5.6%
Epiroc AB, A Shares(1)	692,370	5,682,109
Hexagon AB, B Shares	211,180	10,555,542
Lundin Petroleum AB	345,220	9,115,814
Spotify Technology SA(1)	19,450	2,652,591
Swedbank AB, A Shares	471,010	10,954,595
Telefonaktiebolaget LM Ericsson, B Shares	1,385,480	11,582,362
		50,543,013
Switzerland — 4.8%
Lonza Group AG(1)	74,350	24,109,384
Novartis AG	132,320	12,079,040
Straumann Holding AG	11,460	7,014,774
		43,203,198
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	961,000	7,025,208
United Kingdom — 22.1%
ASOS plc(1)	74,851	4,749,467
Associated British Foods plc	311,060	9,614,954
AstraZeneca plc	301,550	23,571,107
Aviva plc	926,511	4,808,194
B&M European Value Retail SA	2,338,176	10,410,908
Bunzl plc	456,140	14,074,681
Burberry Group plc	191,010	4,327,537
Coca-Cola HBC AG(1)	216,080	6,429,110
Compass Group plc	493,244	10,554,596
Diageo plc	577,550	20,807,705
Intertek Group plc	217,527	13,053,400
Just Eat plc(1)	453,387	3,369,112
London Stock Exchange Group plc	346,830	17,834,328
Melrose Industries plc	1,738,090	3,936,109
Reckitt Benckiser Group plc	234,900	19,543,213
Royal Dutch Shell plc, A Shares	515,002	15,575,432
Standard Chartered plc	703,410	5,467,257
Tesco plc	3,877,340	9,779,049
		197,906,159
TOTAL COMMON STOCKS (Cost $798,743,117)		879,855,794

9

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $8,730,782), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $8,560,593)		$8,559,166
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $1,944,689), at 1.05%, dated 11/30/18, due 12/3/18 (Delivery value $1,904,167)		1,904,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,638	3,638
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,466,804)		10,466,804
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $809,209,921)		890,322,598
OTHER ASSETS AND LIABILITIES — 0.7%		5,916,861
TOTAL NET ASSETS — 100.0%		$896,239,459

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	17.4%
Consumer Staples	15.0%
Health Care	12.9%
Financials	12.8%
Industrials	11.3%
Information Technology	11.2%
Materials	6.8%
Communication Services	5.4%
Energy	4.7%
Real Estate	0.7%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $809,209,921)	$890,322,598
Receivable for investments sold	8,828,955
Receivable for capital shares sold	22,894
Dividends and interest receivable	1,866,458
Other assets	17,925
901,058,830

Liabilities
Foreign currency overdraft payable, at value (cost of $5,145)	5,137
Payable for investments purchased	3,782,642
Payable for capital shares redeemed	1,011,547
Accrued foreign taxes	20,045
4,819,371

Net Assets	$896,239,459

G Class Capital Shares, $0.01 Par Value
Shares authorized	855,000,000
Shares outstanding	80,511,791
Net Asset Value Per Share	$11.13

Net Assets Consist of:
Capital (par value and paid-in surplus)	$718,364,261
Distributable earnings	177,875,198
$896,239,459

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,544,073)	$17,061,598
Interest	191,831
17,253,429

Expenses:
Management fees	7,944,623
Directors' fees and expenses	27,355
Other expenses	75,809
8,047,787
Fees waived	(7,944,623)
103,164

Net investment income (loss)	17,150,265

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(5,628))	92,109,816
Foreign currency translation transactions	(129,323)
91,980,493

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $47,333)	(172,837,585)
Translation of assets and liabilities in foreign currencies	(52,587)
(172,890,172)

Net realized and unrealized gain (loss)	(80,909,679)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(63,759,414)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$17,150,265	$12,997,922
Net realized gain (loss)	91,980,493	69,693,779
Change in net unrealized appreciation (depreciation)	(172,890,172)	201,328,540
Net increase (decrease) in net assets resulting from operations	(63,759,414)	284,020,241

Distributions to Shareholders
From earnings:
G Class	(46,157,333)	(7,905,118)
R6 Class	—	(1,009,740)
Decrease in net assets from distributions	(46,157,333)	(8,914,858)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(33,688,529)	(164,632,252)

Net increase (decrease) in net assets	(143,605,276)	110,473,131

Net Assets
Beginning of period	1,039,844,735	929,371,604
End of period	$896,239,459	$1,039,844,735

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of International Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.700% to 1.150%. The investment advisor agreed to waive the fund’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended November 30, 2018 was 0.81% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,300,170 and $528,810, respectively. The effect of interfund transactions on the Statement of Operations was $(24,172) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $688,669,543 and $749,828,816, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	855,000,000		770,000,000
Sold	7,621,342	$91,937,445	15,337,677	$172,998,742
Issued in reinvestment of distributions	3,761,239	46,157,333	826,031	7,905,118
Redeemed	(13,568,888)	(171,783,307)	(21,420,057)	(240,387,705)
	(2,186,307)	(33,688,529)	(5,256,349)	(59,483,845)
R6 Class/Shares Authorized	N/A		N/A
Sold			2,848,050	28,985,767
Issued in reinvestment of distributions			105,511	1,009,740
Redeemed			(11,680,227)	(135,143,914)
			(8,726,666)	(105,148,407)
Net increase (decrease)	(2,186,307)	$(33,688,529)	(13,983,015)	$(164,632,252)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$10,930,905	$12,186,806	—
China	14,244,852	18,407,435	—
Ireland	2,360,383	19,527,664	—
Netherlands	15,631,445	24,138,356	—
Russia	6,235,120	—	—
Sweden	2,652,591	47,890,422	—
Other Countries	—	705,649,815	—
Temporary Cash Investments	3,638	10,463,166	—
	$52,058,934	$838,263,664	—

17

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 18, 2018, the fund declared and paid per-share distributions of $1.2138 and $0.2214 from net realized gains and net investment income, respectively, to shareholders of record on December 17, 2018 for the G Class.

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$15,877,581	$8,914,858
Long-term capital gains	$30,279,752	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$811,192,842
Gross tax appreciation of investments	$117,399,130
Gross tax depreciation of investments	(38,269,374)
Net tax appreciation (depreciation) of investments	79,129,756
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(39,175)
Net tax appreciation (depreciation)	$79,090,581
Undistributed ordinary income	$16,255,211
Accumulated long-term gains	$91,518,618
Post-October capital loss deferral	$(8,989,212)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2018	$12.57	0.22	(1.09)	(0.87)	(0.20)	(0.37)	(0.57)	$11.13	(7.35)%	0.01%	0.82%	1.75%	0.94%	71%	$896,239
2017	$9.61	0.14	2.91	3.05	(0.09)	—	(0.09)	$12.57	32.02%	0.61%	0.91%	1.26%	0.96%	57%	$1,039,845
2016	$10.95	0.10	(1.02)	(0.92)	(0.08)	(0.34)	(0.42)	$9.61	(8.69)%	0.98%	0.98%	0.98%	0.98%	69%	$845,423
2015	$11.58	0.08	(0.26)	(0.18)	(0.05)	(0.40)	(0.45)	$10.95	(1.44)%	0.97%	0.97%	0.69%	0.69%	83%	$795,985
2014	$12.17	0.10	0.03	0.13	(0.17)	(0.55)	(0.72)	$11.58	1.26%	0.98%	0.98%	0.86%	0.86%	67%	$938,672

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

25

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

The fund hereby designates $34,697,591, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $18,605,671 and foreign taxes paid of $1,544,073, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.2311 and $0.0192, respectively.

The fund utilized earnings and profits of $5,270,963 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91024 1901

Annual Report

November 30, 2018

NT International Small-Mid Cap Fund
Investor Class (ANTSX)
G Class (ANTMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTSX	-14.20%	3.53%	3/19/15
MSCI EAFE Small Cap Index	—	-9.89%	6.20%	—
G Class	ANTMX	-12.95%	4.22%	3/19/15
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $11,370

MSCI EAFE Small Cap Index — $12,496

Total Annual Fund Operating Expenses
Investor Class	G Class
1.48%	1.13%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan, and Pratik Patel

Trevor Gurwich and Federico Laffan joined the fund's management team in February 2018. Brian Brady left the fund's management team in April 2018.

Performance Summary

NT International Small-Mid Cap returned -12.95%* for the 12 months ended November 30, 2018. The portfolio underperformed its benchmark, the MSCI EAFE Small Cap Index, which returned -9.89% for the same period.

Signs of moderating economic growth in Europe and China and geopolitical tensions contributed to volatility in non-U.S. stocks, which ended the 12-month period lower. Small-cap non-U.S. stocks lagged their large-cap counterparts. Within the portfolio, stock selection in industrials hurt relative performance, as global trade tensions created earnings growth headwinds for non-U.S. small-cap industrials companies. Stock selection and an overweight relative to the benchmark in consumer discretionary also detracted. Investments in the new communication services sector contributed, due to stock selection and not owning several benchmark detractors. Stock selection in information technology also added to relative performance. From a regional standpoint, investments in Japan, Canada, and Sweden detracted. Investments in France, the U.K., and China contributed.

Detractors Included Aerospace Company and Several Energy Sector Holdings

Aerospace and transportation company Bombardier was a key laggard. After rising early in the year on solid earnings performance, the stock declined in October and November on concerns about the economic cycle, rising interest rates, and insider selling. On a positive note, its business jet order backlog continued to strengthen. We held onto the investment.

Several energy companies were notable detractors. The stock of Trican Well Service declined after the oil services company warned that weather delays and a pullback in industry capital spending hurt its results in the third calendar quarter of 2018. A fourth-quarter retreat in oil prices also pressured the stock price. We decided to liquidate our holdings to help fund investments with more compelling sustainable and accelerating earnings growth profiles. Kelt Exploration is an oil and gas exploration company we added in the third quarter due to its high-quality assets. The stock price fell in October after the company reported disappointing production metrics. In our view, the company has a long runway to expand its current production profile, which could translate to a sustainable acceleration in earnings growth.

Elsewhere in the portfolio, real estate holding Tateru was a key detractor. Tateru provides cloud-based real estate marketing services. The stock performed well in the first half of 2018, aided by a growing user base. It declined in the third quarter, however, after the company reported a prospective client’s credit approval was based on falsified bank statements. Amid a wider investigation into other potential occurrences, and given near-term uncertainty for the stock, we exited the position.

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Media Company and Telecommunications Equipment Supplier Were Key Contributors

Stock selection in the new communication services sector bolstered relative performance, especially in the entertainment industry. Entertainment One, an investment we added during the year, was a notable contributor. The media and entertainment company continues to deliver solid growth. We also believe its overseas operations, especially in China, support growth, and its film and television division is well positioned with a healthy pipeline.

Anritsu, a global supplier of telecommunications electronic equipment, was a leading contributor in information technology. The company reported strong trends in its mobile and broadband businesses as it capitalized on increased spending on 5G services.

Burford Capital, which provides specialized financing and professional services for the global legal industry, was another top contributor. The stock rose strongly after the company reported double-digit revenue and profits growth for the first half of 2018. The company’s portfolio is well diversified, and its business is becoming more recurring, which we believe will support sustainable earnings growth. In the materials sector, Kirkland Lake Gold was also a standout contributor. The gold producer reported very strong third-quarter earnings, record production, and increased guidance.

Outlook

The portfolio continues to invest in non-U.S. small- and mid-cap companies that we believe are demonstrating accelerating and sustainable growth. Our stock selection continues to drive our sector and country allocations. This bottom-up process led us to increase our weighting in materials, which ended the period as the largest sector overweight. We added exposure to select companies exhibiting accelerating earnings growth potential in the metals and mining industry. We also increased our weighting in health care, which ended the period as a prominent overweight due to stock-specific opportunities. The real estate sector remained a significant underweight, as rising interest rates and expectations for higher rates continued to pressure property stocks.

From a regional standpoint, we scaled back exposure to emerging markets, especially China. We remain overweight in the region compared with the benchmark, which has no emerging markets exposure. We added to our weighting in Europe, moving to an overweight position. We also increased exposure to Canada, but the portfolio remains underweight in Asia, where we have found fewer stock selection opportunities.

4

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
BRP, Inc.	1.7%
Kirkland Lake Gold Ltd.	1.6%
Entertainment One Ltd.	1.6%
ASR Nederland NV	1.6%
Aveva Group plc	1.5%
Wienerberger AG	1.5%
NEXTDC Ltd.	1.4%
Umicore SA	1.4%
Hikma Pharmaceuticals plc	1.4%
Eurofins Scientific SE	1.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Rights	0.1%
Total Equity Exposure	99.2%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.5)%

Investments by Country	% of net assets
Japan	23.5%
United Kingdom	21.7%
Canada	9.5%
France	9.4%
Australia	5.6%
Spain	4.0%
Sweden	3.7%
Netherlands	3.7%
Italy	3.0%
Germany	2.3%
Belgium	2.2%
Other Countries	10.6%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$787.50	$6.59	1.47%
G Class	$1,000	$793.50	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,017.70	$7.44	1.47%
G Class	$1,000	$1,025.07	$0.00	0.00%(2)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 99.1%
Australia — 5.6%
Afterpay Touch Group Ltd.(1)	105,199	$1,119,251
Bingo Industries Ltd.	269,320	438,341
Cleanaway Waste Management Ltd.	1,286,910	1,600,282
Corporate Travel Management Ltd.	48,565	819,342
NEXTDC Ltd.(1)	622,619	2,946,119
Northern Star Resources Ltd.	253,416	1,480,893
Sandfire Resources NL	201,740	943,896
Seven Group Holdings Ltd.	197,350	2,296,874
		11,644,998
Austria — 1.5%
Wienerberger AG	134,590	3,020,561
Belgium — 2.2%
Galapagos NV(1)	15,509	1,577,552
Umicore SA	67,810	2,944,284
		4,521,836
Canada — 9.5%
Altus Group Ltd.	24,890	493,435
Bombardier, Inc., B Shares(1)	1,038,260	1,734,796
BRP, Inc.	100,583	3,583,787
Canada Goose Holdings, Inc.(1)	40,360	2,718,246
Colliers International Group, Inc.	39,490	2,600,666
Descartes Systems Group, Inc. (The)(1)	58,370	1,719,052
Interfor Corp.(1)	68,370	771,874
Kelt Exploration Ltd.(1)	271,164	893,914
Kirkland Lake Gold Ltd.	161,450	3,346,504
Parex Resources, Inc.(1)	93,270	1,151,967
Trevali Mining Corp.(1)	1,505,870	504,356
		19,518,597
China — 1.8%
China Resources Beer Holdings Co. Ltd.	644,000	2,180,862
China Resources Cement Holdings Ltd.	1,574,000	1,536,513
		3,717,375
Denmark — 1.0%
DSV A/S	26,414	2,021,620
France — 9.4%
Eurofins Scientific SE	6,390	2,780,861
Euronext NV	37,160	2,176,208
Gaztransport Et Technigaz SA	24,530	1,833,770
Korian SA	46,400	1,795,796
SOITEC(1)	17,239	1,059,002
Solutions 30 SE(1)	175,108	1,816,259

7

	Shares	Value
Teleperformance	15,387	$2,554,441
Trigano SA	9,960	1,052,190
Ubisoft Entertainment SA(1)	31,641	2,591,244
Worldline SA(1)	31,720	1,695,973
		19,355,744
Germany — 2.3%
Aroundtown SA	261,931	2,245,898
AURELIUS Equity Opportunities SE & Co. KGaA	21,800	957,434
Rheinmetall AG	17,831	1,651,682
		4,855,014
Hong Kong — 1.1%
Melco International Development Ltd.	1,115,000	2,248,998
Ireland — 0.7%
Dalata Hotel Group plc	273,900	1,445,354
Israel — 1.0%
Nice Ltd. ADR(1)	17,860	2,074,260
Italy — 3.0%
Amplifon SpA	148,618	2,498,211
FinecoBank Banca Fineco SpA	109,890	1,178,963
IMA Industria Macchine Automatiche SpA	15,094	938,745
Saras SpA	812,490	1,574,344
		6,190,263
Japan — 23.5%
Ain Holdings, Inc.	21,400	1,653,844
Anritsu Corp.	140,500	2,305,584
Cosmos Pharmaceutical Corp.	11,700	2,379,776
GMO Payment Gateway, Inc.	25,600	1,578,052
Ichikoh Industries Ltd.	175,500	1,151,458
KH Neochem Co. Ltd.	79,300	2,127,195
Kose Corp.	6,600	985,482
Modec, Inc.	76,500	1,903,823
Nabtesco Corp.	43,100	1,193,584
Nextage Co. Ltd.	105,000	1,110,085
Nihon Kohden Corp.	47,800	1,564,469
Nihon M&A Center, Inc.	102,700	2,397,380
Orix JREIT, Inc.	770	1,252,865
Outsourcing, Inc.	166,300	2,101,617
PeptiDream, Inc.(1)	48,300	1,980,981
Pigeon Corp.	25,600	1,055,274
Pressance Corp.	141,900	1,771,536
Relo Group, Inc.	73,300	2,014,676
Rengo Co. Ltd.	230,700	1,957,804
Round One Corp.	135,100	1,499,590
Sankyu, Inc.	38,000	1,781,891
Sawai Pharmaceutical Co. Ltd.	32,300	1,707,892
SHO-BOND Holdings Co. Ltd.	18,200	1,394,882
Solasto Corp.	95,500	1,215,752

8

	Shares	Value
Systena Corp.	175,000	$2,252,345
Tokai Carbon Co. Ltd.	176,300	2,447,684
Trust Tech, Inc.	59,300	1,704,521
Tsubakimoto Chain Co.	51,700	1,933,370
		48,423,412
Netherlands — 3.7%
AMG Advanced Metallurgical Group NV	55,750	2,471,791
ASR Nederland NV	75,960	3,287,498
InterXion Holding NV(1)	29,808	1,856,144
		7,615,433
New Zealand — 1.0%
a2 Milk Co. Ltd.(1)	286,460	2,054,720
Norway — 0.9%
Aker BP ASA	63,200	1,799,581
Spain — 4.0%
Applus Services SA	145,930	1,754,424
Cellnex Telecom SA	86,656	2,407,815
Ence Energia y Celulosa SA	293,030	1,858,841
Inmobiliaria Colonial Socimi SA	218,150	2,193,077
		8,214,157
Sweden — 3.6%
Elekta AB, B Shares	92,124	1,113,331
Epiroc AB, A Shares(1)	208,243	1,708,999
Saab AB, B Shares	41,900	1,679,934
SSAB AB, A Shares	376,780	1,348,249
Thule Group AB	90,370	1,693,126
		7,543,639
Switzerland — 1.6%
Georg Fischer AG	1,360	1,058,461
Siegfried Holding AG(1)	6,180	2,205,883
		3,264,344
United Kingdom — 21.7%
Ashtead Group plc	76,650	1,720,041
Avast plc(1)	426,350	1,489,314
Aveva Group plc	92,616	3,027,358
B&M European Value Retail SA	457,563	2,037,334
Beazley plc	143,902	1,025,924
Burford Capital Ltd.	135,012	2,620,272
Coca-Cola HBC AG(1)	53,940	1,604,897
Dechra Pharmaceuticals plc	41,420	1,142,916
Electrocomponents plc	300,350	1,970,794
Entertainment One Ltd.	713,482	3,345,148
Fevertree Drinks plc	28,690	875,029
Hikma Pharmaceuticals plc	123,790	2,820,656
HomeServe plc	183,380	2,222,741
IG Group Holdings plc	273,100	2,059,477
Intermediate Capital Group plc	171,830	2,223,981

9

	Shares	Value
JD Sports Fashion plc	317,760	$1,606,548
KAZ Minerals plc	129,460	910,483
Keywords Studios plc	71,097	1,116,132
Melrose Industries plc	1,221,130	2,765,392
NMC Health plc	38,450	1,624,267
Nomad Foods Ltd.(1)	20,660	417,745
Rentokil Initial plc	503,290	2,124,094
Seadrill Ltd.(1)	69,390	945,786
Segro plc	150,880	1,162,893
UNITE Group plc (The)	180,450	1,918,425
		44,777,647
TOTAL COMMON STOCKS (Cost $215,812,740)		204,307,553
RIGHTS — 0.1%
Sweden — 0.1%
Saab AB(1) (Cost $—)	41,900	164,679
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $2,293,952), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $2,249,236)		2,248,861
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $510,165), at 1.05%, dated 11/30/18, due 12/3/18 (Delivery value $500,044)		500,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,218	1,218
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,750,079)		2,750,079
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $218,562,819)		207,222,311
OTHER ASSETS AND LIABILITIES — (0.5)%		(1,122,567)
TOTAL NET ASSETS — 100.0%		$206,099,744

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	19.7%
Information Technology	13.5%
Materials	13.4%
Health Care	11.7%
Consumer Discretionary	11.0%
Financials	7.6%
Real Estate	6.8%
Consumer Staples	6.4%
Energy	5.0%
Communication Services	4.1%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

10

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $218,562,819)	$207,222,311
Foreign currency holdings, at value (cost of $42,142)	42,030
Receivable for investments sold	620,772
Receivable for capital shares sold	2,241
Dividends and interest receivable	348,393
208,235,747

Liabilities
Payable for investments purchased	2,055,259
Accrued management fees	80,744
2,136,003

Net Assets	$206,099,744

Net Assets Consist of:
Capital (par value and paid-in surplus)	$183,500,988
Distributable earnings	22,598,756
$206,099,744

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$66,042,353	6,253,687	$10.56
G Class, $0.01 Par Value	$140,057,391	13,066,906	$10.72

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $360,886)	$3,672,894
Interest	35,188
3,708,082

Expenses:
Management fees	2,945,105
Directors' fees and expenses	6,656
Other expenses	4,908
2,956,669
Fees waived - G Class	(1,780,734)
1,175,935

Net investment income (loss)	2,532,147

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	33,875,040
Foreign currency translation transactions	(86,324)
33,788,716

Change in net unrealized appreciation (depreciation) on:
Investments	(65,508,409)
Translation of assets and liabilities in foreign currencies	(6,833)
(65,515,242)

Net realized and unrealized gain (loss)	(31,726,526)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,194,379)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$2,532,147	$859,795
Net realized gain (loss)	33,788,716	30,770,432
Change in net unrealized appreciation (depreciation)	(65,515,242)	38,759,498
Net increase (decrease) in net assets resulting from operations	(29,194,379)	70,389,725

Distributions to Shareholders
From earnings:
Investor Class	(5,214,906)	—
G Class	(12,170,408)	(229,198)
R6 Class	—	(48,848)
Decrease in net assets from distributions	(17,385,314)	(278,046)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	3,241,291	(31,989,073)

Net increase (decrease) in net assets	(43,338,402)	38,122,606

Net Assets
Beginning of period	249,438,146	211,315,540
End of period	$206,099,744	$249,438,146

See Notes to Financial Statements.

14

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Small-Mid Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	G Class
1.47%	0.00%(1)

(1)	Annual management fee before waiver was 1.12%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $199,564 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(25,899) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $329,920,612 and $337,675,561, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		80,000,000
Sold	119,310	$1,527,631	185,865	$1,926,572
Issued in reinvestment of distributions	404,215	5,214,906	—	—
Redeemed	(81,134)	(1,058,906)	(668,963)	(8,684,935)
	442,391	5,683,631	(483,098)	(6,758,363)
G Class/Shares Authorized	140,000,000		140,000,000
Sold	1,614,756	19,145,913	2,156,750	25,135,249
Issued in reinvestment of distributions	935,115	12,170,408	23,435	229,198
Redeemed	(2,540,006)	(33,758,661)	(2,806,216)	(33,432,000)
	9,865	(2,442,340)	(626,031)	(8,067,553)
R6 Class/Shares Authorized	N/A		N/A
Sold			442,046	4,634,032
Issued in reinvestment of distributions			4,995	48,848
Redeemed			(1,837,661)	(21,846,037)
			(1,390,620)	(17,163,157)
Net increase (decrease)	452,256	$3,241,291	(2,499,749)	$(31,989,073)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$8,012,181	$196,295,372	—
Rights	—	164,679	—
Temporary Cash Investments	1,218	2,748,861	—
	$8,013,399	$199,208,912	—

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 18, 2018, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2018:

Investor Class	G Class
$0.0394	$0.1838

On December 18, 2018, the fund declared and paid a per-share distributions from net realized gains to shareholders of record on December 17, 2018 of $1.0587 for the Investor Class and G Class.

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$3,086,384	$278,046
Long-term capital gains	$14,298,930	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$222,292,868
Gross tax appreciation of investments	$11,141,743
Gross tax depreciation of investments	(26,212,300)
Net tax appreciation (depreciation) of investments	(15,070,557)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(73)
Net tax appreciation (depreciation)	$(15,070,630)
Undistributed ordinary income	$7,269,770
Accumulated long-term gains	$30,867,623
Post-October capital loss deferral	$(468,007)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$13.16	0.01	(1.73)	(1.72)	(0.11)	(0.77)	(0.88)	$10.56	(14.20)%	1.47%	0.09%	140%	$66,042
2017	$9.88	(0.01)	3.29	3.28	—	—	—	$13.16	33.20%	1.48%	(0.10)%	122%	$76,484
2016	$10.29	(0.01)	(0.33)	(0.34)	(0.07)	—	(0.07)	$9.88	(3.12)%	1.47%	(0.07)%	138%	$62,162
2015(3)	$10.00	0.02	0.27	0.29	—	—	—	$10.29	2.70%	1.47%(4)	0.32%(4)	118%	$65,428
G Class
2018	$13.25	0.20	(1.76)	(1.56)	(0.20)	(0.77)	(0.97)	$10.72	(12.95)%	0.00%(5)(6)	1.56%(5)	140%	$140,057
2017	$9.89	0.06	3.32	3.38	(0.02)	—	(0.02)	$13.25	34.20%	0.80%(7)	0.58%(7)	122%	$172,954
2016	$10.30	0.01	(0.33)	(0.32)	(0.09)	—	(0.09)	$9.89	(2.97)%	1.27%	0.13%	138%	$135,377
2015(3)	$10.00	0.04	0.26	0.30	—	—	—	$10.30	2.80%	1.27%(4)	0.52%(4)	118%	$133,255

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

(5)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 1.12% and 0.44%, respectively.

(6)	Ratio was less than 0.005%.

(7)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 1.22% and 0.16%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Small-Mid Cap Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2018, November 30, 2017, November 30, 2016, and for the period March 19, 2015 (fund inception) through November 30, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Small-Mid Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, November 30, 2017, November 30, 2016, and for the period March 19, 2015 (fund inception) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
January 17, 2019
We have served as the auditor of one or more American Century investment companies since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

26

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

27

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

The fund hereby designates $14,298,930, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $4,033,779 and foreign taxes paid of $346,355, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.2088 and $0.0179, respectively.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91025 1901

Annual Report

November 30, 2018

NT International Value Fund
Investor Class (ANTVX)
G Class (ANTYX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTVX	-11.95%	-0.63%	3/19/15
MSCI EAFE Value Index	—	-9.02%	1.09%	—
G Class	ANTYX	-10.79%	-0.03%	3/19/15
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2018
Investor Class — $9,768

MSCI EAFE Value Index — $10,410

Total Annual Fund Operating Expenses
Investor Class	G Class
1.29%	0.94%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Vinod Chandrashekaran
Performance Summary

NT International Value fell -10.79%* for the fiscal year ended November 30, 2018, compared with the -9.02% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global stock markets delivered synchronized growth and robust gains for the first several months of the reporting period. However, a decoupling occurred in February, as market volatility re-entered the picture on the back of slowing economic growth outside the U.S., worries about rising interest rates and inflation in the U.S., and the threat of a global trade war. After a short bout of turmoil, the U.S. continued on a smooth growth trajectory throughout the spring and summer, fueled by robust corporate earnings and positive economic indicators. During this time, many eurozone and emerging markets economies stalled. A strong U.S. dollar, slowing growth, and hostile trade rhetoric helped to suppress non-U.S. market returns. In late summer, volatility crept back into the picture in U.S. markets. Investors could no longer overlook the potential effects of trade tariffs and midterm elections, coupled with economic and political issues abroad in Italy, Turkey, Argentina, and the U.K. In October, markets moved sharply lower. Continued worries over rising interest rates, trade disputes, and falling commodity prices pressured equity markets throughout the rest of the period.

Our stock selection process incorporates factors of valuation, quality, growth, and sentiment, while minimizing unintended risks among industries and other risk characteristics. Weak stock selection, particularly in the industrials, communication services, and energy sectors, detracted most from relative results. Utilities, real estate, and consumer discretionary also detracted from performance. Conversely, the health care, financials, consumer staples, and materials sectors added to relative returns, largely as a result of positive stock selection.

Geographically, stock selection within Japan, France, Germany, Hong Kong, and Sweden weighed on the fund’s results, along with positioning in India. In contrast, selections within the U.K., Switzerland, Norway, and Finland contributed to relative returns.

Japan Holdings Detracted from Performance

In Japan, positions in Leopalace21, Kajima, and Subaru all weighed on results. Real estate developer and manager Leopalace21 saw its price fall during the latter half of the period as investors reacted poorly to business expansion efforts across Asia. Building and construction engineering company Kajima also suffered throughout the year after accusations of bid-rigging hurt the corporate reputation near the beginning of the reporting period. We have since closed the position. The price of automaker Subaru struggled the last several months due to production delays and expensive recalls.

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Among notable individual detractors was a stake in U.K.-based vacation services firm Thomas Cook Group. The firm’s revenues suffered due to low bookings during the summer vacation season. The company recently issued a profit warning, which further depressed prices. We have since exited our position. A position in U.K.-based aerospace and defense firm BAE Systems also detracted from performance after its price faced pressure late in the period partly fueled by concerns over Brexit and the U.K. economy.

Pharmaceuticals Companies Among Contributors

Positioning in many pharmaceuticals companies, such as Sumitomo Dainippon Pharma Co., GlaxoSmithKline, and Bayer, helped returns. Japan-based Sumitomo Dainippon Pharma saw its stock price rise based on earnings, which beat estimates for much of the period. U.K.-based GlaxoSmithKline saw price volatility over the period, but saw appreciation during the first quarter of 2018 when news that the release of a generic version of its blockbuster asthma medication, Advair, would be delayed in the U.S. An underweight to German-based company Bayer was also helpful to returns. Bayer was hurt by its recent acquisition of Monsanto. The stock of the drug and chemical company slid considerably in August after litigation over Monsanto’s cornerstone weed killing product, Roundup, delivered an unfavorable outcome. Elsewhere, in the consumer staples sector, a lack of exposure to British American Tobacco was also a top contributor to relative performance.

A Look Ahead

Looking generally at economic prospects outside the U.S., economic fundamentals are mixed. On the one hand, economic growth is moderating and uncertainty is high because of ongoing trade tensions. On the other hand, valuations across many non-U.S. markets are at or below long-term averages, and corporate earnings growth remains fairly healthy. Add it all up, and we think it’s reasonable to expect more volatility going forward.

We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

4

Fund Characteristics

NOVEMBER 30, 2018
Top Ten Holdings	% of net assets
Royal Dutch Shell plc, B Shares	3.7%
Novartis AG	3.1%
HSBC Holdings plc	2.6%
GlaxoSmithKline plc	2.5%
BHP Group plc	1.9%
Toyota Motor Corp.	1.8%
Australia & New Zealand Banking Group Ltd.	1.7%
Zurich Insurance Group AG	1.6%
Rio Tinto plc	1.6%
TOTAL SA	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.9%
Exchange-Traded Funds	2.1%
Total Equity Exposure	99.0%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.5%

Investments by Country	% of net assets
Japan	24.5%
United Kingdom	21.6%
France	8.2%
Switzerland	7.9%
Australia	5.1%
Netherlands	3.9%
Germany	3.7%
Spain	3.2%
Hong Kong	3.0%
Israel	2.6%
Norway	2.5%
Singapore	2.3%
Other Countries	8.4%
Exchange-Traded Funds*	2.1%
Cash and Equivalents**	1.0%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expenses Paid During Period(1) 6/1/18 - 11/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$894.60	$6.13	1.29%
G Class	$1,000	$900.20	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,018.60	$6.53	1.29%
G Class	$1,000	$1,025.02	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2018

	Shares	Value
COMMON STOCKS — 96.9%
Australia — 5.1%
Australia & New Zealand Banking Group Ltd.	729,963	$14,341,629
CIMIC Group Ltd.	102,583	3,060,344
Coles Group Ltd.(1)	199,205	1,704,964
Commonwealth Bank of Australia	124,852	6,512,410
JB Hi-Fi Ltd.	68,654	1,168,190
National Australia Bank Ltd.	119,038	2,147,591
Qantas Airways Ltd.	279,458	1,219,763
Regis Resources Ltd.	243,117	754,784
Santos Ltd.	226,674	918,311
Super Retail Group Ltd.	615,334	3,310,286
Telstra Corp. Ltd.	285,015	611,223
Wesfarmers Ltd.	199,205	4,605,368
Westpac Banking Corp.	106,837	2,033,363
		42,388,226
Brazil — 0.2%
Banco Santander Brasil SA ADR	132,294	1,481,693
China — 0.5%
China Construction Bank Corp., H Shares	1,448,000	1,238,222
Industrial & Commercial Bank of China Ltd., H Shares	4,538,000	3,233,983
		4,472,205
Denmark — 0.4%
H Lundbeck A/S	42,677	1,758,680
Topdanmark A/S	43,897	1,996,052
		3,754,732
France — 8.2%
BNP Paribas SA	246,757	12,427,805
Casino Guichard Perrachon SA	50,355	2,276,429
CNP Assurances	297,588	6,828,374
Eiffage SA	38,693	3,691,814
Engie SA	197,302	2,782,990
Kering SA	3,232	1,415,522
Lagardere SCA	195,692	5,537,021
Metropole Television SA	60,877	1,081,617
Orange SA	126,093	2,168,341
Peugeot SA	299,556	6,585,190
Sanofi	74,372	6,731,084
Societe Generale SA	104,105	3,833,858
TOTAL SA	238,741	13,290,261
		68,650,306
Germany — 3.7%
Allianz SE	36,427	7,693,499
7

	Shares	Value
Bayer AG	42,442	$3,099,807
Covestro AG	61,904	3,561,050
Daimler AG	18,855	1,060,726
Deutsche Telekom AG	176,788	3,100,041
Hamburger Hafen und Logistik AG	38,203	836,097
HUGO BOSS AG	28,495	1,967,211
MTU Aero Engines AG	7,972	1,658,475
ProSiebenSat.1 Media SE	111,542	2,263,188
RTL Group SA	16,868	1,011,501
RWE AG	28,544	617,129
Schaeffler AG Preference Shares	211,656	1,821,448
Siemens AG	17,736	2,054,209
		30,744,381
Hong Kong — 3.0%
BOC Hong Kong Holdings Ltd.	441,500	1,726,578
CLP Holdings Ltd.	522,500	5,759,593
Health and Happiness H&H International Holdings Ltd.(1)	303,500	1,959,549
Kerry Properties Ltd.	444,000	1,528,851
Link REIT	234,500	2,232,655
PCCW Ltd.	2,656,000	1,558,066
Sands China Ltd.	932,800	4,057,504
Swire Properties Ltd.	353,600	1,235,914
Wharf Holdings Ltd. (The)	1,933,000	5,188,688
		25,247,398
India — 0.2%
Tata Power Co. Ltd. (The)	1,839,312	2,009,201
Israel — 2.6%
Bank Leumi Le-Israel BM	1,185,036	7,795,412
Israel Discount Bank Ltd., A Shares	529,589	1,834,064
Mizrahi Tefahot Bank Ltd.	119,387	2,172,613
Nice Ltd.(1)	42,639	4,952,768
Teva Pharmaceutical Industries Ltd. ADR	226,647	4,881,976
		21,636,833
Italy — 1.8%
Eni SpA	504,012	8,131,029
EXOR NV	113,776	6,687,817
		14,818,846
Japan — 24.5%
Astellas Pharma, Inc.	435,300	6,689,696
Brother Industries Ltd.	202,100	3,380,872
Canon, Inc.	25,200	714,558
Cosmo Energy Holdings Co. Ltd.	65,900	1,539,681
Daiichikosho Co., Ltd.	62,900	2,870,299
Daiwa Securities Group, Inc.	436,000	2,416,076
DMG Mori Co. Ltd.	26,700	373,986
Eisai Co. Ltd.	45,000	4,143,274
Hazama Ando Corp.	430,300	2,600,412

8

	Shares	Value
Honda Motor Co. Ltd.	128,400	$3,623,343
Kansai Electric Power Co., Inc. (The)	302,700	4,543,900
KDDI Corp.	354,400	8,317,153
Kikkoman Corp.	46,500	2,711,800
Kirin Holdings Co. Ltd.	104,500	2,453,354
Leopalace21 Corp.	450,000	1,965,724
Marubeni Corp.	872,900	6,523,188
Mebuki Financial Group, Inc.	2,172,500	6,569,264
Mitsubishi Chemical Holdings Corp.	571,000	4,671,018
Mitsubishi Corp.	157,000	4,238,027
Mitsubishi UFJ Financial Group, Inc.	1,347,800	7,354,413
Mitsui & Co. Ltd.	108,400	1,703,569
Mizuho Financial Group, Inc.	1,612,100	2,675,285
Nihon Unisys Ltd.	118,500	3,022,134
Nikon Corp.	204,100	3,203,391
Nippon Telegraph & Telephone Corp.	71,600	2,951,927
NTT DOCOMO, Inc.	290,300	6,722,050
ORIX Corp.	301,800	4,886,914
SBI Holdings, Inc.	253,600	5,754,954
Sega Sammy Holdings, Inc.	152,600	2,164,691
Shiseido Co. Ltd.	78,000	4,968,715
Shizuoka Bank Ltd. (The)	448,200	4,023,396
Showa Shell Sekiyu KK	306,500	4,753,527
Sojitz Corp.	1,614,900	5,718,978
Sony Corp.	62,400	3,303,270
Subaru Corp.	286,000	6,360,356
Sumitomo Chemical Co. Ltd.	587,800	3,189,753
Sumitomo Dainippon Pharma Co., Ltd.	297,600	9,749,541
Sumitomo Mitsui Financial Group, Inc.	125,700	4,615,473
Sushiro Global Holdings Ltd.	27,700	1,518,508
Suzuken Co. Ltd.	42,300	2,278,139
Suzuki Motor Corp.	130,000	6,476,237
Takeda Pharmaceutical Co., Ltd.	93,000	3,509,134
Teijin Ltd.	152,700	2,638,099
Toho Holdings Co. Ltd.	39,000	1,035,854
Tokuyama Corp.	168,700	4,625,583
Toyota Boshoku Corp.	104,600	1,611,641
Toyota Motor Corp.	250,600	15,082,854
Trend Micro, Inc.	34,000	1,949,875
TS Tech Co. Ltd.	188,500	5,496,088
Unicharm Corp.	47,100	1,475,501
		205,165,475
Malaysia — 0.4%
CIMB Group Holdings Bhd	2,243,300	3,095,771
Netherlands — 3.9%
ABN AMRO Group NV CVA	304,848	7,807,284
Aegon NV	354,677	1,975,888

9

	Shares	Value
ASR Nederland NV	125,022	$5,410,868
Coca-Cola European Partners plc(1)	64,458	3,128,791
Koninklijke Philips NV	150,120	5,682,669
NN Group NV	107,568	4,579,948
QIAGEN NV(1)	106,088	3,742,384
		32,327,832
New Zealand — 0.8%
a2 Milk Co. Ltd.(1)	736,543	5,242,979
Spark New Zealand Ltd.	528,655	1,540,788
		6,783,767
Norway — 2.5%
Aker BP ASA	156,106	4,445,021
Equinor ASA	393,407	9,191,896
Salmar ASA	72,477	4,097,761
Telenor ASA	173,542	3,372,547
		21,107,225
Poland — 0.4%
Powszechny Zaklad Ubezpieczen SA	290,180	3,282,560
Portugal — 0.6%
EDP - Energias de Portugal SA	1,345,666	4,703,026
Singapore — 2.3%
ComfortDelGro Corp. Ltd.	2,520,600	3,863,426
Oversea-Chinese Banking Corp. Ltd.	694,000	5,717,801
Singapore Technologies Engineering Ltd.	620,200	1,609,509
United Overseas Bank Ltd.	433,800	7,981,966
		19,172,702
South Korea — 1.3%
Daelim Industrial Co. Ltd.	22,006	1,865,126
Hanwha Corp.	93,223	2,505,891
Hyundai Marine & Fire Insurance Co. Ltd.	33,148	1,184,332
Samsung Electronics Co. Ltd.	82,900	3,112,376
SK Hynix, Inc.	29,133	1,822,317
		10,490,042
Spain — 3.2%
Banco Bilbao Vizcaya Argentaria SA	1,259,222	7,184,190
Banco Santander SA	860,815	4,099,011
Ence Energia y Celulosa SA	134,890	855,677
Mapfre SA	1,889,023	5,402,879
Repsol SA	516,000	8,914,662
		26,456,419
Sweden — 1.2%
Castellum AB	133,046	2,333,307
Lundin Petroleum AB	147,591	3,897,260
Tele2 AB, B Shares	315,216	3,946,316
		10,176,883
Switzerland — 7.9%
Nestle SA	110,117	9,402,886

10

	Shares	Value
Novartis AG	284,505	$25,971,489
Roche Holding AG	33,650	8,731,465
Swisscom AG	12,815	6,150,351
UBS Group AG(1)	147,052	1,995,294
Zurich Insurance Group AG	43,633	13,699,990
		65,951,475
Taiwan — 0.6%
AU Optronics Corp.	2,954,000	1,210,235
Shin Kong Financial Holding Co. Ltd.	4,515,099	1,530,202
Uni-President Enterprises Corp.	901,000	2,117,363
		4,857,800
United Kingdom — 21.6%
3i Group plc	723,876	7,717,171
BAE Systems plc	1,375,819	8,640,823
BHP Group plc	828,675	15,925,866
BP plc	1,932,153	12,812,375
Centrica plc	4,597,582	8,142,719
Direct Line Insurance Group plc	577,819	2,419,160
Evraz plc	394,639	2,287,332
GlaxoSmithKline plc	1,028,352	21,279,244
HSBC Holdings plc	2,541,137	21,529,391
International Consolidated Airlines Group SA	838,942	6,724,173
Legal & General Group plc	1,754,585	5,478,636
Lloyds Banking Group plc	6,299,578	4,446,281
Marks & Spencer Group plc	519,733	1,939,115
Rio Tinto plc	296,065	13,440,320
Royal Dutch Shell plc, B Shares	1,012,870	30,978,649
Royal Mail plc	1,039,616	4,245,891
Segro plc	486,709	3,751,261
Tate & Lyle plc	560,284	5,127,361
Vodafone Group plc	1,878,227	4,041,696
		180,927,464
TOTAL COMMON STOCKS (Cost $829,145,594)		809,702,262
EXCHANGE-TRADED FUNDS — 2.1%
iShares MSCI EAFE ETF	154,000	9,666,580
iShares MSCI EAFE Value ETF	142,000	6,881,320
iShares MSCI Japan ETF	22,000	1,217,480
TOTAL EXCHANGE-TRADED FUNDS (Cost $19,285,560)		17,765,380
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.125%, 5/31/19 - 11/15/28, valued at $3,394,403), in a joint trading account at 2.00%, dated 11/30/18, due 12/3/18 (Delivery value $3,328,236)		3,327,681
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $757,671), at 1.05%, dated 11/30/18, due 12/3/18 (Delivery value $740,065)		740,000

11

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,662	$1,662
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,069,343)		4,069,343
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $852,500,497)		831,536,985
OTHER ASSETS AND LIABILITIES — 0.5%		4,073,703
TOTAL NET ASSETS — 100.0%		$835,610,688

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	28.5%
Health Care	13.2%
Energy	11.8%
Consumer Discretionary	9.2%
Industrials	7.5%
Communication Services	6.9%
Materials	6.2%
Consumer Staples	5.6%
Utilities	3.4%
Information Technology	2.4%
Real Estate	2.2%
Exchange-Traded Funds	2.1%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2018
Assets
Investment securities, at value (cost of $852,500,497)	$831,536,985
Foreign currency holdings, at value (cost of $369,324)	368,266
Receivable for capital shares sold	29,038
Dividends and interest receivable	5,913,486
837,847,775

Liabilities
Payable for capital shares redeemed	2,003,098
Accrued management fees	233,989
2,237,087

Net Assets	$835,610,688

Net Assets Consist of:
Capital (par value and paid-in surplus)	$883,606,394
Distributable earnings	(47,995,706)
$835,610,688

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$219,272,638	24,355,346	$9.00
G Class, $0.01 Par Value	$616,338,050	67,664,415	$9.11

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,104,163)	$34,650,101
Interest	95,514
34,745,615

Expenses:
Management fees	9,470,743
Directors' fees and expenses	25,679
Other expenses	49,002
9,545,424
Fees waived - G Class	(6,248,456)
3,296,968

Net investment income (loss)	31,448,647

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $28,327)	10,651,840
Foreign currency translation transactions	(231,828)
10,420,012

Change in net unrealized appreciation (depreciation) on:
Investments	(144,831,474)
Translation of assets and liabilities in foreign currencies	(109,940)
(144,941,414)

Net realized and unrealized gain (loss)	(134,521,402)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(103,072,755)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2018 AND NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$31,448,647	$26,929,967
Net realized gain (loss)	10,420,012	57,804,335
Change in net unrealized appreciation (depreciation)	(144,941,414)	121,250,768
Net increase (decrease) in net assets resulting from operations	(103,072,755)	205,985,070

Distributions to Shareholders
From earnings:
Investor Class	(7,142,667)	(6,184,068)
G Class	(25,397,074)	(18,723,887)
R6 Class	—	(2,164,034)
Decrease in net assets from distributions	(32,539,741)	(27,071,989)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	18,264,749	(72,123,783)

Net increase (decrease) in net assets	(117,347,747)	106,789,298

Net Assets
Beginning of period	952,958,435	846,169,137
End of period	$835,610,688	$952,958,435

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2018

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

17

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of International Value Fund, one fund in a series issued by the corporation. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended November 30, 2018 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	1.100% to 1.300%	1.28%	1.28%
G Class	0.750% to 0.950%	0.93%	0.00%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,365,638 and there were no interfund sales.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2018 were $714,027,866 and $694,721,150, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2018		Year ended November 30, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	290,000,000		250,000,000
Sold	3,651,240	$37,375,720	2,144,328	$20,023,440
Issued in reinvestment of distributions	697,526	7,142,667	706,751	6,184,068
Redeemed	(2,992,499)	(28,821,565)	(2,892,490)	(29,614,935)
	1,356,267	15,696,822	(41,411)	(3,407,427)
G Class/Shares Authorized	710,000,000		640,000,000
Sold	7,898,598	78,787,132	11,463,291	115,098,247
Issued in reinvestment of distributions	2,480,183	25,397,074	2,139,873	18,723,887
Redeemed	(9,819,811)	(101,616,279)	(13,518,000)	(132,347,786)
	558,970	2,567,927	85,164	1,474,348
R6 Class/Shares Authorized	N/A		N/A
Sold			1,980,937	18,309,291
Issued in reinvestment of distributions			247,318	2,164,034
Redeemed			(8,948,145)	(90,664,029)
			(6,719,890)	(70,190,704)
Net increase (decrease)	1,915,237	$18,264,749	(6,676,137)	$(72,123,783)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$9,492,460	$800,209,802	—
Exchange-Traded Funds	17,765,380	—	—
Temporary Cash Investments	1,662	4,067,681	—
	$27,259,502	$804,277,483	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

Investing a significant portion of assets in one country or region makes the fund more dependent upon the political economic circumstances of that particular country or region than a fund that is more widely diversified.

8. Federal Tax Information

On December 18, 2018, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2018:

Investor Class	G Class
$0.2400	$0.3499

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$32,539,741	$27,071,989
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$860,901,898
Gross tax appreciation of investments	$41,541,341
Gross tax depreciation of investments	(70,906,254)
Net tax appreciation (depreciation) of investments	(29,364,913)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(27,167)
Net tax appreciation (depreciation)	$(29,392,080)
Undistributed ordinary income	$27,793,242
Accumulated short-term capital losses	$(46,396,868)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.53	0.25	(1.47)	(1.22)	(0.31)	$9.00	(11.95)%	1.29%	2.48%	76%	$219,273
2017	$8.73	0.24	1.83	2.07	(0.27)	$10.53	24.32%	1.29%	2.44%	79%	$242,242
2016	$9.24	0.25	(0.56)	(0.31)	(0.20)	$8.73	(3.42)%	1.30%	2.88%	81%	$201,138
2015(3)	$10.00	0.20	(0.96)	(0.76)	—	$9.24	(7.60)%	1.30%(4)	2.95%(4)	55%	$194,181
G Class
2018	$10.59	0.38	(1.48)	(1.10)	(0.38)	$9.11	(10.79)%	0.01%(5)	3.76%(5)	76%	$616,338
2017	$8.75	0.29	1.84	2.13	(0.29)	$10.59	24.99%	0.69%(6)	3.04%(6)	79%	$710,717
2016	$9.25	0.26	(0.55)	(0.29)	(0.21)	$8.75	(3.16)%	1.10%	3.08%	81%	$586,173
2015(3)	$10.00	0.21	(0.96)	(0.75)	—	$9.25	(7.50)%	1.10%(4)	3.15%(4)	55%	$544,369

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

(5)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.94% and 2.83%, respectively.

(6)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 1.04% and 2.69%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Value Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2018, November 30, 2017, November 30, 2016, and for the period March 19, 2015 (fund inception) through November 30, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, November 30, 2017, November 2016, and for the period March 19, 2015 (fund inception) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
January 17, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

27

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

28

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

29

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2018.

For the fiscal year ended November 30, 2018, the fund intends to pass through to shareholders foreign source income of $37,307,930 and foreign taxes paid of $3,104,163, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2018 are $0.4054 and $0.0337, respectively.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91026 1901

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $314,130
FY 2018:    $310,910

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $104,750
FY 2018:    $115,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 25, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	January 25, 2019